UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05038

Clearwater Investment Trust
(Exact name of registrant as specified in charter)

2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930
(Address of principal executive offices) (Zip code)

Lauren L. Kern
Fiduciary Counselling, Inc.
2000 Wells Fargo Place, 30 E. 7th Street
Saint Paul, Minnesota 55101-4930

Copy to:

John O’Hanlon, Esq.
Dechert LLP
One International Place, 40th Floor
100 Oliver Street

Boston, Massachusetts 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:	651-228-0935

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund
Clearwater Small Companies Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund

Annual Report
for the year ended
December 31, 2013

Letter to our shareholders (unaudited)

February 26, 2014

This annual report provides information regarding the performance and holdings of your Clearwater Funds for the year ended December 31, 2013. During 2013, the equity markets greatly outperformed the fixed income markets. The Clearwater International Fund has outperformed its benchmark for both the one-year and three-year periods, with notable performances from all subadvisers. The Clearwater Core Equity Fund fractionally underperformed its benchmark for 2013. The Clearwater Small Companies Fund posted the highest gains of all the Clearwater Funds; however, it did fall short of its performance benchmark for 2013. The Clearwater Tax-Exempt Bond Fund underperformed its benchmark for the one-year period, but its performance remains positive compared to its benchmark for the three-year period. We continue to work together to assess the results of the multi-manager, multi-style strategy, which was implemented in 2010 for the Clearwater Core Equity Fund; and the increased allocation to active management in the Clearwater International Fund which was implemented in late 2012.

We encourage you to read this annual report as it contains important information about your Clearwater Funds, including commentary from your investment manager, Clearwater Management Company, and the managers who act as subadvisers to the Funds provided in the section of the report that follows this letter titled: Management Discussion of Clearwater Funds’ Performance. Additionally, this report includes information describing the contract renewal process in December 2013, during which your Board of Trustees reviewed the services provided and fees charged by, as well as performance of Clearwater Management Company and that of each Clearwater subadviser.

The updated annual prospectus of the Clearwater Funds will be mailed to you by the end of April 2014. This annual update of the prospectus (and the related statement of additional information, which is available from your Financial Consultant at Fiduciary Counselling, Inc. upon request) includes a detailed discussion of the investment objective and risks of investing in each Fund. We believe this will help you better understand how your shareholder assets are invested and managed.

We hope the information disclosed within this annual report prepared for you, our shareholders, is helpful in understanding the 2013 results of each of the Clearwater Funds. We appreciate your continued confidence and your choice to invest with us.

Justin H. Weyerhaeuser	James E. Johnson
President, Clearwater Investment Trust	Chairman of the Board, Clearwater Investment Trust

Management Discussion of Clearwater Funds’ Performance

Clearwater Core Equity Fund
The Clearwater Core Equity Fund seeks long-term growth of capital. Current income, to the extent income is produced by the stocks held by the Fund, is a secondary objective. The Clearwater Core Equity Fund’s assets are managed in a “multi-manager, multi-style” approach. The Core Equity Fund has four subadvisers. Parametric Portfolio Associates (“Parametric”), with approximately 60% of the Fund’s assets, manages its portion of the Fund’s assets to mirror the Russell 1000® Index. The remaining 40% of the Fund’s assets are divided evenly between Heartland Advisers, Inc. (“Heartland”), Osterweis Capital Management, LLC (“Osterweis”), and Knightsbridge Asset Management, LLC (“Knightsbridge”) who all utilize an active management style.

2013 Market Overview:
A positive environment for U.S. equities prevailed in 2013. The S&P 500® Index posted its biggest annual advance since 1997, up 32.4%. Employment figures continued to improve from 2012, personal net worth remained at or near record levels, and inflation remained tame. Consumer confidence and housing prices increased, helping to create a supportive backdrop for consumer spending. The Federal Reserve (“Fed”) announced in December 2013 that it would begin tapering its asset purchases. Interest rates remained near zero while real gross domestic product (“GDP”) grew approximately 1.9% for the year.

2013 Performance and 2014 Outlook:
The Clearwater Core Equity Fund’s return for 2013 was 32.9%, net of fees, as compared to 33.1% for the Russell 1000® Index, the Fund’s benchmark.

The portion of the Clearwater Core Equity Fund managed by Parametric slightly underperformed its benchmark for the full year 2013, returning 32.9%, gross of fees, while the Russell 1000® Index returned 33.1%. Parametric’s slight underperformance can be explained by sampling disparities, primarily within the Information Technology sector. Consumer Discretionary was the best performing sector in the Parametric portfolio for the year, returning 43.7%. Telecommunication Services was the weakest economic sector in the Parametric portfolio, returning 13.8% in 2013.

Commentary on the performance of their respective portfolio in 2013 and their outlook for 2014 is provided below from each of the three “active” managers in the Clearwater Core Equity Fund. Performance is shown “gross of fees”, for comparison of the sub-adviser’s capabilities. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadvisers out of its advisory fee.

Heartland
2013 Performance: For the year ended December 31, 2013, the portion of the Clearwater Core Equity Fund managed by Heartland returned 35.1%, gross of fees, outperforming its benchmark, the Russell 1000® Index, which returned 33.1%. Strong stock selection in Industrials, Financials and Information Technology contributed to this outperformance. The Materials sector was an area of weakness in the portfolio, with underperformance coming from commodity-related positions in the sector. The portfolio has a cyclical bent, emphasizing stocks positioned to benefit from increased spending by consumers as well as businesses. As the economic recovery continued on its moderate yet sustained pace of improvement, these companies performed well.

2014 Outlook: Our outlook for 2014 is for a healthy, but not overheated, economy that should be generally supportive for stocks. After a strong year like 2013, it may be natural for investors to wonder if equity valuations are becoming overextended. Although that may be the case in some areas of the market, we believe we can continue to identify value among companies in a variety of sectors and across market capitalization ranges. That said, with small- and mid-cap stocks overall trading at premiums of 20% or more over large-cap stocks, we are seeing some more attractive valuations in the large-cap space.

Osterweis
2013 Performance: For the twelve months ending December 31, 2013, the portion of the Clearwater Core Equity Fund managed by Osterweis generated a total return of 37.3%, gross of fees, versus 33.1% for the Russell 1000® Index. The Portfolio’s strong performance was broad-based with all sectors posting double-digit gains. Leading the Portfolio’s sector returns was Industrials, which appreciated over 60%. Other sectors in the Portfolio that rose more than 35% were Consumer Discretionary, Healthcare, Information Technology and Financials. Relative to the benchmark, our outperformance was driven primarily by stock selection. The detractors from performance were Materials and REIT businesses.

2014 Outlook: Evidence has been building for the past several years that economic and financial conditions in the U.S. are on the mend and growth in 2014-2015 may finally be able to break out from the sluggish 1-2% range in which it has hovered for the better part of this recovery. At the same time, financial and economic conditions in the emerging markets appear to be deteriorating. The growing divergence in conditions and outlooks between the developed world (especially the U.S.) and the emerging markets appears to represent a stunning reversal in the investment landscape in a relatively short period of time. We believe that the stock market remains attractive and is reasonably priced. That said, there are market risks that could affect the U.S. stock market, including continued slow growth in the Eurozone, conflict in the Middle East and slowdowns in China and the emerging markets. We continue to focus on companies whose profit and cash flow growth should be strong even in a weak economy.

Knightsbridge
2013 Performance: For the year ended December 31, 2013, the portion of the Clearwater Core Equity Fund managed by Knightsbridge returned 30.8%, gross of fees, compared to 33.1% for the Russell 1000® Index. Our performance was hindered by our modest cash allocation. Phenomenal appreciation in the stock market combined with positive extremes in investor sentiment prompted us to tread cautiously towards year-end. Cash aside, our portfolio was relatively better off not being invested in the two worst performing sectors in the benchmark (Telecommunication Services and Utilities). Overall security selection contributed to performance, with investments in the Industrials and Information Technology sectors significantly outperforming their benchmark peers.

2014 Outlook: As we continue to move further along in the current bull market, we believe that it will be harder for stocks to continue their strong performance. Many indicators are showing surprising levels of optimism. Measures of bearish investors are at low extremes, and many investors remain fully invested. These are just a few signs of investor enthusiasm, which prompts us to be cautious. We expect there could be more volatility in stock returns throughout 2014. Nonetheless, we are finding what appear to be compelling opportunities in company-specific situations that can fare well in such an environment. Characteristics we are seeking include companies that can produce strong cash flow, have clear catalysts to unlock value and trade at low valuations. We also hold cash to cushion against the vulnerable nature of the market, as well as to afford the flexibility to buy new positions.

Clearwater Small Companies Fund
The Clearwater Small Companies Fund seeks long-term growth of capital. Current income is a secondary objective. The Fund normally invests at least 80% of its assets in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. Equity securities consist primarily of exchange-traded common and preferred stocks and convertible securities. The Fund uses a “multi-style, multi-manager” approach with two subadvisers who employ distinct investment styles: Kennedy Capital Management (“Kennedy”) and Keeley Asset Management (“Keeley”). At the period ending December 31, 2013, Kennedy and Keeley respectively managed approximately 75% and 25% of the Fund balances.

2013 Market Overview:
After strong results in 2012 and a number of potentially troubling political and economic issues (e.g., Fed tapering, U.S. budget impasse, etc.), the strong performance of large-cap stocks in 2013 seemed to surprise many investors. Small-cap stocks performed even better than in 2012, setting record highs in 2013 as higher-beta (i.e., more volatile) stocks outperformed for much of the year. Ending months of speculation, the Fed announced in December 2013 that it would begin tapering its purchases of Treasuries and mortgage bonds by $10 billion each month and any federal funds rate increases would depend on improving labor markets and continued inflation below 2%. U.S. equity markets responded favorably to the tapering announcement as the announcement suggests improving U.S. economic conditions and diminished Fed intervention.

2013 Performance and 2014 Outlook:
The Clearwater Small Companies Fund posted a one-year return of 34.0%, net of fees and expenses, falling short of its benchmark, the Russell 2000® Index, which gained 38.8% for the year ended December 31, 2013.

Commentary on the performance of their specific portfolio in 2013 and their outlook for 2014 is proved below from each of the two subadvisers for the Clearwater Small Companies Fund. Performance is shown “gross of fees”, for comparison of the sub-adviser’s capabilities. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadvisers out of its advisory fee.

Kennedy Capital
2013 Performance: For the year ended December 31, 2013, the portion of the Clearwater Small Companies fund managed by Kennedy returned 34.6%, gross of fees, which underperformed the 38.8% return of its benchmark, the Russell 2000® Index. Our specialty is individual stock selection; we were surprised by the persistent, across-the-board purchasing in small cap stocks in 2013. Our stock selection had an adverse impact on relative performance during the year, particularly in the Healthcare and Information Technology sectors. We held more than 3% of the portfolio in cash during the year, which also had an unfavorable impact in this strongly rising market.

2014 Outlook: In general, we look favorably upon the growth prospects for the global economy. Many countries seem to have taken steps to get their fiscal houses in order over the past several years, setting the stage for controlled, modest economic growth. With growth, we expect our companies more readily to identify profit improvement opportunities. In recent years, cost reductions and other efficiencies have been key factors in profit growth. We expect that this may begin to shift more towards revenue growth as global economies improve. Therefore, fundamentals appear fairly solid as we look forward. However, we believe that the uptick in valuations has been largely driven by Fed actions, which has drawn funds into U.S. equity markets. As such, a reversal of Fed action could negatively affect valuations. We are therefore cautious as we look forward this year, particularly as our benchmark, the Russell 2000® Index, has nearly tripled from early 2009 to year-end 2013. We do not anticipate a shock to valuations, however we remain watchful.

Keeley Capital
2013 Performance: For the 12 months ending December 31, 2013, the portion of the Clearwater Small Companies Fund managed by Keeley underperformed its benchmark, the Russell 2000® Index. The portfolio increased approximately 37.2%, gross of fees, versus an increase of 38.8% for the benchmark, the Russell 2000® Index. From a sector contribution perspective, our exposure to Industrials, Financials and Consumer Discretionary sectors contributed positive performance results. However, poor stock selection within the Consumer Staples, Information Technology and Healthcare sectors detracted from performance. With regard to portfolio construction, we remain comfortable with our sector emphasis: underweighting Healthcare and Technology while overweighting the Industrials and Financials sectors.

2014 Outlook: Despite concerns with rising valuations and the rapid move in equities in recent years, we perceive strong fundamental value in our positions. Multiple expansion (i.e., price/earnings ratio increase) coupled with solid corporate earnings were key factors of the rise in equities. We expect this can continue to be a source of future growth. We elected to take advantage of the sharp move in some of our positions and realize profits in order to protect capital in names we believed had higher risk than reward potential. In hindsight, this decision may have been premature with the continued rise in equities throughout 2013. However, we believe it was the prudent choice given the valuation, as well as some of the existing political and economic uncertainties (e.g., mid-term elections, Fed tapering, etc.).

Overall, with the economic backdrop gradually improving, conditions stabilizing globally, and a positive earnings outlook, we remain supportive of equities at these levels and the portfolio is essentially fully invested. One concern on the horizon is the direction of interest rates. A gradual move higher, as we expect, would likely be conducive to further growth, but a sharp rise could have a negative influence. We will be monitoring this situation closely. More importantly, the environment in the world of corporate restructuring continues to be robust. The last three years have been the best in over a decade. We already anticipate establishing positions in some attractive new spin-off opportunities early in 2014 and expect this area to be a source of alpha (i.e., higher returns relative to the index) in 2014.

Clearwater Tax-Exempt Bond Fund
The Clearwater Tax-Exempt Bond Fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. The Fund normally invests at least 80% of its assets in tax-exempt securities, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund’s subadviser, Sit Fixed Income Advisers II, LLC (“Sit”), provides day-to-day management for the Fund. Please note that the Fund is not a money market fund and is not intended to be a money market fund substitute. Under normal market conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

Sit has provided all of the commentary below regarding the Clearwater Tax-Exempt Bond Fund.

2013 Market Overview:
Tax-exempt fixed income markets experienced a difficult year in 2013. Beginning in May, after the Fed speculated that it would likely begin tapering its U.S. Treasury and mortgage-backed securities purchases later in the year, significant outflows from tax-exempt municipal bond funds forced fund managers to sell bonds to meet these redemptions in a challenging market. Supply, while decreasing about 11% from 2012, was still difficult to absorb, as redemptions were concentrated in long-term and high yield tax-exempt funds. Furthermore, the weak bond market performance combined with strong equity market performance resulted in tax-loss selling of bonds and bond funds in the second half of 2013. State and local government tax collections continued to improve from the low recession-driven levels of 2008 and 2009, and have now exceeded pre-recession levels. State and local government finances remain generally on the upswing, with notable exceptions of Detroit, Chicago, the state of Illinois and Puerto Rico, giving the market pause. The Fed’s announcement of the beginning of tapering in December 2013 is now priced into the market, which has continued to promote a steep yield curve (i.e., long-term rates markedly higher than short-term rates.). Concerns about tax reform and a potential reduction of the value of the municipal bond tax exemption remain. However, this had little overall effect on the market.

2013 Performance:
The Clearwater Tax-Exempt Bond Fund returned -3.8%, net of fees, for the year ended December 31, 2013. The Fund’s benchmark, the Barclays 5-Year Municipal Bond Index, gained 0.8% during the same period. Given the Fed’s accommodative policies and the steep tax-exempt yield curve (i.e., the gap increases between short-term and long-term bond yields), the Fund’s average duration (i.e., time to maturity) began the year at 5.9 years. However, it lengthened to 6.7 years by year-end due to the sell-off in the tax-exempt bond market. By comparison, the Fund’s benchmark, the Barclays 5-Year Municipal Bond Index, had a duration of 4.0 years at December 31, 2012 and dropped to 3.9 years at year-end. The Fund’s longer duration was the primary reason for its underperformance during 2013. The Fund’s yield rose significantly, much more than the yield of the index. Revenue bonds somewhat underperformed general obligation bonds during 2013, with revenue bonds returning -2.9% for the year, while general obligation bonds returned -2.3%. Furthermore, lower quality issues underperformed those of higher credit quality, as investors sought safety. The Fund’s performance, due to its heavy emphasis on revenue bonds, its longer duration and its exposure to lower quality issues, significantly underperformed that of its benchmark in 2013.

2014 Outlook:
We expect U.S. growth to remain positive during 2014, and inflation to remain moderate. Housing continues to be strong, but unemployment, despite some improvement, remains elevated, and hiring for full-time jobs remains slow. Furthermore, the budget deal struck in December 2013 did not address the debt ceiling. Failure to address the debt ceiling in early 2014 could roil bond markets again. Interest rates, while likely to remain low in absolute terms, may continue to be volatile during 2014, as debt ceiling and perhaps tax reform discussions ebb and flow. The Treasury yield curve (i.e., an indicator of U.S. Treasury yields with different maturities at specific points in time) should remain relatively steep, with yields rising some on the intermediate and long-term portions of the curve. We believe that in 2014 the tax-exempt yield curve steepens less, with short-term rates remaining low and long-term tax-exempt yields rising somewhat as supply continues at a still manageable level. State and local government finances continue to improve, which should help tax-exempt bonds’performance.

One potential concern for the market will be the performance of the equity markets. If they remain weak, as they have been in January, it should be a positive for bonds. However, if equity markets rally strongly, more money could move out of fixed income and into equities. This would create negative pressure on the bond market. We expect revenue bonds to perform strongly in 2014, as the Fed’s accommodative policies should continue to allay liquidity concerns in the market, and investor focus should return to yield. General obligation bond performance should be weaker on a relative basis over the prior year. However, we believe that despite their recent improvement, many cities, counties and states still have work to do. Recent bankruptcy filings by Detroit and several cities in California, as well as concerns about Puerto Rico, will weigh on the market. Furthermore, potential problems with funding retirement pension and healthcare obligations still persist in various locals. These issues remain the subject of numerous negative media reports afflicting the municipal market. The Fund’s longer duration and its use of revenue and non-rated bonds have positioned it opportunistically for the economic and interest rate environment that we anticipate in 2014. Nevertheless, we do expect to shorten duration during the year. We plan to invest new cash flows will be focused on maturities in the 5-20 year range.

Clearwater International Fund
The Clearwater International Fund seeks long-term growth of capital. The Fund generally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund generally does not invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently has five subadvisers. Parametric manages its portion of the portfolio (approximately 50%) to mirror the benchmark. The Fund also has four “active” managers who each manage approximately 12.5% of the Fund: Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), WCM Investment Management (“WCM”), and Templeton Investment Counsel, LLC (“Templeton”).

2013 Market Overview:
2013 was a mixed year for equities around the world. Japan’s government stimulus has lifted its economy, ending the period of deflation, and caused the Nikkei 225 Stock Index® to jump 29 percent in US dollar terms in 2013. Many of the Eurozone indices (e.g., FTSE 100, DAX, CAC, etc.) experienced double-digit increases. However, China’s Shanghai Composite Index declined 3.9 percent in U.S. dollar terms in 2013. Additionally, many other emerging markets (e.g., Brazil, India, Russia, etc.) experienced either mixed or declining results.

2013 Performance and 2014 Outlook:
The Clearwater International Fund returned 21.9%, net of fees, for the year ended December 31, 2013, as compared to 21.0% for the MSCI World ex USA Index (net), the Fund’s benchmark.

With policymakers around the world trying to find the right balance between promoting growth and improving long-term fiscal stability, 2013 was an eventful year for global financial markets. With continued concern regarding how much more China’s economy may slow, commodity-related markets such as those in Australia and emerging markets as a whole underperformed developed market counterparts.

The portion of the portfolio managed by Parametric returned 21.0% gross of fees. The Fund’s objective is for Parametric to emulate the MSCI World ex USA Index (net) using a subset of the MSCI World ex USA Index (net)’s constituents. Superior stock sampling in Canada and France was offset by sampling in the United Kingdom and Japan, resulting in neutral returns relative to the benchmark. The slight underperformance can be explained by stock sampling primarily within the Information Technology sector. Finland was the best performing country, returning 46.9% for the year. Singapore was the weakest performer, returning 3.1% in 2013.

Commentary on the respective performance of their portfolio in 2013 and their outlook for 2014 is provided below from each of the four “active” managers in the Clearwater International Fund. Performance is shown “gross of fees”, for comparison of the sub-adviser’s capabilities. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadvisers out of its advisory fee.

Artisan Partners
2013 Performance: During the 12-month period ended December 31, 2013, the portion of the Clearwater International Fund managed by Artisan Partners returned 32.4%, gross of fees, outperforming the benchmark, MSCI World ex USA Index (net), which returned 21.0% for the same period. Performance of the following stocks had a positive impact on the portfolio during the period: UK catering company Compass Group plc; Swiss engineered electronic component provider TE Connectivity Ltd.; UK publisher Reed Elsevier plc; UK insurance services holding company Aon plc; and Chinese Internet search engine operator Baidu, Inc. Notable detractors included UK commercial banking services provider Royal Bank of Scotland Group plc; UK carpet retailer Carpetright plc; Norwegian branded consumer goods manufacturer Orkla ASA; Hong Kong investment holding company Guoco Group Limited; and U.S. semiconductor manufacturing equipment provider Applied Materials, Inc.

2014 Outlook: Valuations in the marketplace have increased, driving strong absolute returns in 2013. On balance, stocks look reasonably valued, though we continue to research actively new prospects in a variety of sectors and geographic locations. We are patient and we will not compromise our valuation discipline.

Denver
2013 Performance: The portion of the Clearwater International Fund managed by Denver returned 24.4%, gross of fees for the 12-month period ending on December 31, 2013, outperforming its index, the MSCI World ex USA Index (net), which was up 21.0%. We focus on investing in fast-growing small cap companies around the world. Country and sector allocations are a by-product of our stock selection. A recent portfolio addition, Hong Kong-listed REXLot Holdings Ltd., helped propel the Fund’s performance for the year. REXLot provides services to two national lotteries in China, both of which have exhibited strong growth over the last few years. Detractors from performance included a Japanese mobile social gaming company, DeNA, which stumbled as it underestimated the speed at which customers would shift from browser-based to native application based games.

2014 Outlook: As we move into 2014, we remain encouraged by the quality and valuation of current portfolio holdings. As of year-end 2013, the portion of the Fund managed by Denver held a diversified portfolio of roughly 40 stocks of companies that we believe are fast-growing, high return, cash generative businesses with sound balance sheets.

WCM
2013 Performance: The portion of the Clearwater International Fund managed by WCM Investment Management returned 23.2%, gross of fees for the 12-month period ending December 31, 2013, compared to 21.0% for the MSCI World ex USA Index (net), the Fund’s benchmark. Stock selection was the dominant factor, providing the bulk of outperformance for the year. Selections in Financials, Industrials, Healthcare, Energy, Consumer Discretionary and Materials were all positive contributors. We believe that such breadth and consistency shows that good selection, emphasizing quality in otherwise low-quality sectors, can be a powerful source of outperformance. Furthermore, sector allocation was also a positive contributor. Even so, we expect our process to deliver outperformance primarily due to selection.

2014 Outlook: As we look ahead to 2014, we acknowledge that good opportunities in the Consumer Staples sector are difficult to find. Essentially, what we view as elevated valuations and decelerating growth rates make this sector more challenging than at any time in our recent memory. As such, we would expect our Consumer Staples sector weight to continue its gradual decline due to shrinking opportunities. On the positive side, we continue to find an abundance of ideas in the Industrials and Technology sectors. Finally, the recent decline in stock-to-stock correlations (i.e., security movement unrelated to another security movement), especially between emerging market names and developed market names, looks like a good opportunity to us, as it plays right into our stock selection ability.

Templeton
2013 Performance: The portion of the Clearwater International Fund managed by Templeton returned 23.5%, gross of fees for the 12-month period ending on December 31, 2013, as compared to the MSCI World ex USA Index (net), which was up 21.0%. The Fund outperformance was driven by overweight holdings in the Consumer Discretionary sector, an underweight to the Materials sector and individual stock selection in the Energy and Healthcare sectors. Holdings in Utilities and Consumer Staples detracted from relative performance.

Regionally, stock selection in North America and Asia contributed to relative performance, while stock selection in Europe detracted from relative performance.

2014 Outlook: Though considerable risks and imbalances appear to remain, conditions for the potential continuation of global growth and recovery appear favorable, in our view, with muted inflation creating the potential for continued monetary policy support and moderately improving economic growth providing the support needed for ongoing fiscal repair. Investor sentiment has improved markedly, and for the first time in six years, investment funds have begun to flow decisively into equities. While the U.S. market at period end traded slightly above its average historical price-to-trend earnings multiple (i.e., multiple year trend versus trailing four quarters used in simple Price/Earnings Ratio), global equities as a whole still traded at a discount to cyclically adjusted earnings. International equities generally traded at a greater discount to their historical average, while stocks in Europe and some emerging markets still looked cheap to us in both absolute terms and relative to the rest of the world. While many of the most extreme valuation anomalies created by the global financial crisis have disappeared, stocks overall do not appear too expensive, in our opinion. We believe this more neutral valuation environment is likely to favor discerning investors capable of uncovering individual values at the bottom-up level.

Comparison of the Change in Value of a $10,000 Investment in the Clearwater
Core Equity Fund and the Russell 1000®Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater Small
Companies Fund and the Russell 2000®Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater Tax-
Exempt Bond Fund and the Barclays 5-Year Municipal Bond Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater
International Fund and the MSCI World Ex USA Index (net)

* Clearwater International Fund inception date.

Fund Expense Example
(unaudited)

As a shareholder of the Funds, you incur costs, including management fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired funds” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)

The example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2013.

Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period July 1, 2013 through December 31, 2013” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Funds to other mutual funds that charge transaction costs and/or sales charges or redemption fees.

	Beginning Account	Ending Account	Expenses Paid During the
Actual	Value July 1, 2013	Value December 31,	Period July 1, 2013 through
		2013	December 31, 2013 *
Core Equity Fund	$1,000.00	$1,165.10	$2.73
Small Companies Fund	$1,000.00	$1,158.10	$5.11
Tax-Exempt Bond Fund	$1,000.00	$994.90	$1.66
International Fund	$1,000.00	$1,174.50	$3.67

Hypothetical (5% return
before expenses)
Core Equity Fund	$1,000.00	$1,022.68	$2.55
Small Companies Fund	$1,000.00	$1,020.47	$4.79
Tax-Exempt Bond Fund	$1,000.00	$1,023.54	$1.68
International Fund	$1,000.00	$1,021.83	$3.41

* Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios for the most recent one-half year period may differ from expense ratios based on one-year data in the Financial Highlights.

The annualized expense ratios are as follows:

Core Equity Fund	0.50%
Small Companies Fund	0.94%
Tax-Exempt Bond Fund	0.33%
International Fund	0.67%

Quarterly Portfolio Schedule of Investments

The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the Securities and Exchange Commission (the “SEC”) on Form N-Q. Shareholders may request copies of Form N-Q free of charge by calling the Transfer Agent toll free at 1-855-684-9144 or by sending a written request to: The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 Attn: Clearwater Investment Trust Funds. These filings are also available on the SEC’s Internet site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the public reference room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

The Funds have established Proxy Voting Policies and Procedures (“Policies”) that the Funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling Fiduciary Counselling, Inc. toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Funds. Form N-PX is also available from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

EXECUTIVE OFFICERS AND TRUSTEES

Information About the Independent Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
James E. Johnson (71) 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee, Chairman of the Board	As Trustee; Tenure: 3 yrs Term: Indefinite As Chairman; Tenure: May 2013 - Present Term: Reappointed Annually	Retired as Executive Vice President, Securian Financial Group, Inc. in 2010, Securian Financial Group, Inc. (1968-2010)	4	None

Charles W. Rasmussen (46)[1] 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee, Chairman of the Nominating Committee	As Trustee; Tenure: 14 yrs Term: Indefinite As Chairman of the Nominating Committee; Tenure: 2 yrs Term: Reappointed Annually	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002-Present)	4	None

Laura E. Rasmussen (50)[1] 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: 14 yrs Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006-Present)	4	None

Edward R. Titcomb III (39) 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee, Chairman of the Audit Committee	As Trustee; Tenure: 3 yrs Term: Indefinite As Chairman of the Audit Committee; Tenure: May 2013 – Present Term: Reappointed Annually	Vice President, Trust Point Inc. (2010-Present), Key Account Manager, GWG Life (2008-2010), Relationship Manager, The Hartford (2007-2008), Trust Officer, US Trust (2004-2006)	4	None

[1]	Mr. Rasmussen and Ms. Rasmussen are spouses-in-law, and are the niece or nephew of Mr. Frederick T. Weyerhaeuser (see below).

Information about the Funds’ Executive Officers and Interested Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Sara G. Dent (55)[1] 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: December 2013 – Present Term: Indefinite	Private Investor	4	None

Frederick T. Weyerhaeuser (82)[2] 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee, Secretary	As Trustee; Tenure: 26 yrs Term: Indefinite As Officer; Tenure: 1988 – May 2013; December 2013 – Present Term: Reappointed Annually	Private Investor	4	None

Justin H. Weyerhaeuser[3] (40) 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee, President and Treasurer	As Trustee; Tenure: 6 yrs Term: Indefinite As Officer; Tenure: May 2013 - Present Term: Reappointed Annually	Private Investor (February 2013 – Present), Attorney, Davis Graham & Stubbs LLP (law firm, November 2011 – February 2013), Husch Blackwell (law firm, July 2011 – November 2011), Jacobs Chase Attorneys (2009-July 2011), Volunteer Attorney, ACLU of Colorado (2007-2009), Private Investor (2006-2007)	4	None

Lauren L. Kern (52) 30 East 7th Street, Saint Paul, Minnesota 55101	Chief Compliance Officer	Tenure: December 2013 – Present Term: Reappointed Annually

Compliance & Client Account Manager, Fiduciary Counselling, Inc. (May 2011-Present), Senior Compliance & Internal Controls Analyst, Fiduciary Counselling, Inc. (2010 – May 2011), Compliance Analyst, Thrivent Financial for Lutherans (2007 – 2010)

				N/A	N/A

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Catherine A. Nguyen (32) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Treasurer	Tenure: 2 yrs Term: Reappointed Annually	The Northern Trust Company, Vice President and Client Service Delivery Manager (2011-Present), Deloitte & Touche LLP, External Audit Manager (2008-2010), External Audit Senior (2005-2008)	N/A	N/A

Marcia Lucas (46) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Tenure: 2 yrs Term: Reappointed Annually	The Northern Trust Company, Vice President (2011-Present), Second Vice President (2010-2011), Partner, Michael Best & Friedrich LLP (2005-2008)	N/A	N/A

1	Sara G. Dent is an interested Trustee due to her mother’s level of ownership of voting securities in two of the Funds in the Trust.
2

Mr. Frederick T. Weyerhaeuser is an interested Trustee due to his daughter’s position as a director of Clearwater Management Company, the Funds’ investment manager, and due to his position as the Funds’ Secretary.

3	Mr. Justin H. Weyerhaeuser is an interested Trustee due to his positions as the Funds’ President and Treasurer.

Additional information about the Fund Directors is available in the Funds’ Statement of Additional Information (“SAI”). The SAI is available, without charge, upon request, by contacting the transfer agent at 1-855-684-9144 or writing the Funds at The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. The Funds do not have an internet website.

Approval of the Investment Management and Subadviser Service Agreements

Clearwater Management Company, Inc. (“CMC”) is responsible for managing the investment programs and strategies for the Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund, and International Fund (collectively, “the Funds”). CMC also provides other administrative services to the Funds and these services, as well as its investment management services, are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).

The Funds’ Board of Trustees (the “Trustees”) met periodically throughout the year to address a broad range of agenda items. For example, at each regularly scheduled meeting, the Trustees reviewed information about the investment performance and financial results of the Funds. On an annual basis, the Trustees, including the independent trustees, consider the renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees may periodically consider the retention of new subadvisers.

At their in-person meeting on December 6-7, 2013, the Trustees considered the renewal of the Management Agreement and the Subadvisory Agreements for Artisan Partners Limited Partnership (“Artisan”), Denver Investments, Fiduciary Counselling, Inc. (“FCI”), Heartland Advisors, Inc., Keeley Asset Management Corp., Kennedy Capital Management, Inc., Knightsbridge Asset Management, LLC, Osterweis Capital Management, LLC, Parametric Portfolio Associates, Sit Fixed Income Advisors II, LLC, Templeton Investment Counsel, LLC, and WCM Investment Management. In addition, the Trustees considered a new Subadvisory Agreement for Artisan that would take effect following an anticipated change in control of the ownership of Artisan in March 2014 and termination of the current Subadvisory Agreement.

Prior to the December 6-7, 2013 meeting, the Trustees requested, received, and reviewed written responses from CMC and the Subadvisers to questions posed to them on behalf of the Trustees and supporting materials relating to those questions and responses. The information presented at the meeting, including performance and expense data obtained from independent sources, was designed to assist the Trustees in making their determination as to the renewal of the Management Agreement and Subadvisory Agreements. At this meeting, counsel to the Funds reviewed with the Trustees the various factors relevant to their consideration of the Management Agreement and Subadvisory Agreements, and the Trustees’ responsibilities related to their review. The Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all independent trustees present, approved the renewal of the Management Agreement and the Subadvisory Agreements, including the current Subadvisory Agreement with Artisan, for an additional one-year period, and approved the new Subadvisory Agreement with Artisan for a one-year period from its anticipated effective date.

Nature, Extent, and Quality of Services Provided
The Trustees considered information presented as to the nature, extent, and quality of services provided by CMC and the Subadvisers, as well as their investment expertise, resources, and capabilities. The Trustees considered the quality of the Subadvisers previously recommended by CMC, as well as the ongoing work performed by CMC to recommend enhancements to individual fund management or creation of new funds. The Trustees reviewed information regarding the financial condition of CMC and the Subadvisers related to their ongoing ability to provide services specified under the Management Agreement and Subadvisory Agreements. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions which support the investment management services and Subadviser oversight services provided by CMC. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Management Agreement and respective Subadvisory Agreements.

Investment Performance
The Trustees reviewed specific information as to the investment performance of the Funds as compared to the performance of their respective benchmark indices and peer groups over various periods of time. The Trustees also reviewed reports summarizing the net assets, redemptions, and purchases of shares of the Funds during 2013. The Trustees concluded that they were satisfied with CMC’s and the Subadvisers’ investment performance to date.

Comparative Fees and Cost of Services Provided
The Trustees reviewed the fees paid to CMC and the Subadvisers. The Trustees reviewed reports describing both the management fees charged by CMC and the total expense ratios of the Funds in comparison to those of similarly situated funds. In addition, on a quarterly basis, the Trustees reviewed information as to the expense ratios of the Funds compared to the median expense ratio of a peer group of funds with comparable investment strategies. The Trustees also reviewed information provided by each of the Subadvisers as to fees they charge to other clients. The Trustees noted the ongoing efforts of CMC to reduce expenses charged to shareholders through oversight of service providers and by voluntarily waiving certain fees payable to CMC as specified in the prospectuses of the Core Equity Fund, International Fund, Small Companies Fund and Tax-Exempt Fund.

The Board considered that between March 15, 2012 and March 14, 2013, CMC voluntarily waived the management fee for the Core Equity Fund from the contractual fee of 0.90% to 0.52%. Effective March 15, 2013, CMC voluntarily waived the management fee for the Core Equity Fund to 0.50%. Between June 1, 2011 and March 14, 2013, CMC voluntarily waived the management fee for the Small Companies Fund from the contractual fee of 1.35% to 1.00%. Effective March 15, 2013, CMC voluntarily waived the management fee for the Small Companies Fund to 0.94%. Between July 1, 2008 and March 14, 2013, CMC voluntarily waived the management fee for the Tax-Exempt Bond Fund from the contractual fee of 0.60% to 0.36%. Effective March 15, 2013, CMC voluntarily waived the management fee for the Tax-Exempt Bond Fund to 0.33%. Between March 15, 2012 and March 14, 2013, CMC voluntarily waived the management fee for the International Fund from the contractual fee of 1.00% to 0.60%. Effective March 15, 2013, CMC reduced its voluntary waiver of the management fee for the International Fund such that its management fee would be 0.67%. The reduction in the voluntary waiver for the International Fund was a result of the replacement of two Subadvisers to the International Fund with three new Subadvisers. CMC had undertaken to subsidize any additional cost to the International Fund, if applicable, between the initiation of the new Subadvisers’ services to the International Fund through March 2013.

Management Profitability
The Trustees reviewed CMC’s level of profitability with respect to the Funds, particularly noting CMC’s payment of fees and expenses typically absorbed by mutual fund shareholders. The Trustees concluded that profitability levels for CMC were reasonable. The Trustees considered that the Subadvisers are each independent firms and the subadvisory fees charged are the result of arm’s length bargaining between them and CMC under the supervision of the Trustees.

Economies of Scale
The Trustees considered whether economies of scale might be realized by CMC as the Funds’ assets grow and whether there also might be benefits from such growth for the Funds’ shareholders. The Trustees noted that the Funds have been in operation for a number of years and, based on their distribution strategy, the Funds will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Funds and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.

Based on the factors described above, the Trustees, including all of the independent trustees present, concluded that the investment management fees and subadvisory fees were fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

Federal Tax Information
(unaudited)

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100% of ordinary dividends paid during the fiscal year ended December 31, 2013 for the Core Equity Fund, 4.80% of ordinary dividends paid during the fiscal year ended December 31, 2013 for the Small Companies Fund, and 84.46% of ordinary dividends paid during the fiscal year ended December 31, 2013 for the International Fund are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013.

Corporate Dividends-Received Deduction. 100%, 4.49% and 1.00% of the dividends distributed during the fiscal year ended December 31, 2013, for the Core Equity, Small Companies and International Funds, respectively, qualify for the dividends-received deduction for corporate shareholders.

Capital Gain Distribution. The following Fund’s made capital gain distributions in December 2013, and hereby designated these long-term capital gain distributions as follows:

Fund	Long-Term Capital Gain 15%

Small Companies	$31,561,189
Tax-Exempt Bond	4,029,044
International	2,541,715

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Clearwater Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and the Clearwater International Fund (collectively, the “Funds”), as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent (of underlying funds) and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and the Clearwater International Fund as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota
February 26, 2014

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

CLEARWATER INVESTMENT TRUST

Statements of Assets and Liabilities

December 31, 2013

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (identified cost: $273,879,560 Core Equity Fund; $250,391,072 Small Companies Fund; $484,138,642 Tax-Exempt Bond Fund; $362,321,029 International Fund)	$526,248,436	344,066,730	465,362,140	510,145,363
Foreign currencies, at value (cost: $13,962 and $537,558, respectively)	13,749	-	-	540,432
Receivable for securities sold	350,765	942,023	346,886	419,593
Receivable for shares of beneficial interest sold	-	-	-	75,000
Accrued dividend and interest receivable	739,310	353,873	5,480,647	478,060
Foreign tax reclaim receivable	17,493	-	-	1,066,390
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	270,742
Total assets	527,369,753	345,362,626	471,189,673	512,995,580
Liabilities
Payables for investment securities purchased	3,687,601	1,467,273	3,279,249	234,544
Payables for fund shares redeemed	1,700	-	2,425,000	-
Accrued investment advisory fee	638,059	827,637	390,365	841,644
Payable for dividend distribution	-	-	68,823	-
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	15,208
Total liabilities	4,327,360	2,294,910	6,163,437	1,091,396
Net assets	$523,042,393	343,067,716	465,026,236	511,904,184
Capital
Capital stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: 13,849,613, 15,350,563, 50,403,308 and 32,476,961 shares, respectively)	$270,733,519	238,874,080	484,085,764	365,157,151
Undistributed (overdistributed) net investment income	330,514	-	39,244	(1,676,102)
Accumulated net realized gain (loss) from investments and foreign currency transactions	(390,295)	10,517,978	(322,270)	284,038
Unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currencies	252,368,655	93,675,658	(18,776,502)	148,139,097
Net assets	$523,042,393	343,067,716	465,026,236	511,904,184
Net asset value per share of outstanding capital stock	$37.77	22.35	9.23	15.76

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Operations

Year ended December 31, 2013

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $83,343, $5,102, $0 and $1,183,099, respectively)	$9,457,612	3,805,618	2,003,922	12,251,931
Interest	-	-	22,764,865	-
Total income	9,457,612	3,805,618	24,768,787	12,251,931
Expenses:
Investment advisory fee	4,237,694	4,420,248	2,903,958	4,621,260
Voluntary fee reduction	(1,866,310)	(1,306,270)	(1,276,275)	(1,585,112)
Total net expenses	2,371,384	3,113,978	1,627,683	3,036,148
Net investment income	7,086,228	691,640	23,141,104	9,215,783
Net realized gain (loss) on:
Security transactions	13,470,811	44,818,455	3,650,141	9,653,679
Forward foreign currency exchange contracts	-	-	-	833,509
Foreign currency transactions	(5,645)	(32,886)	-	(167,027)
Net increase (decrease) in unrealized appreciation/depreciation on:
Security transactions	111,306,087	49,036,212	(45,551,290)	72,487,626
Forward foreign currency exchange contracts	-	-	-	(82,957)
Translation of other assets and liabilities denominated in foreign currencies	186	-	-	38,945
Net gain (loss) on investments	124,771,439	93,821,781	(41,901,149)	82,763,775
Net increase (decrease) in net assets resulting from operations	$131,857,667	94,513,421	(18,760,045)	91,979,558

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Changes in Net Assets

Years ended December 31, 2013 and 2012

	Core Equity Fund		Small Companies Fund
	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Operations:
Net investment income	$7,086,228	5,455,131	691,640	1,359,546
Net realized gain	13,465,166	3,799,807	44,785,569	26,085,956
Net increase in unrealized appreciation/depreciation	111,306,273	42,473,315	49,036,212	17,884,680
Net increase in net assets resulting from operations	131,857,667	51,728,253	94,513,421	45,330,182
Distributions to shareholders from:
Net investment income	(6,883,274)	(5,308,828)	(891,425)	(1,372,954)
Net realized gain	-	-	(37,952,618)	(18,710,016)
Total distributions to shareholders	(6,883,274)	(5,308,828)	(38,844,043)	(20,082,970)
Capital share transactions:
Proceeds from shares sold	15,629,091	30,761,200	4,225,025	17,578,121
Reinvestment of distributions from net investment income and net realized gain	6,883,274	5,308,828	38,844,043	20,082,970
Payments for shares redeemed	(19,686,851)	(19,567,325)	(37,606,332)	(20,480,532)
Net increase in net assets from capital share transactions	2,825,514	16,502,703	5,462,736	17,180,559
Total increase in net assets	127,799,907	62,922,128	61,132,114	42,427,771
Net assets:
At the beginning of the year	395,242,486	332,320,358	281,935,602	239,507,831
At the end of the year	$523,042,393	395,242,486	343,067,716	281,935,602
Undistributed net investment income	$330,514	107,752	-	-

	Tax-Exempt Bond Fund		International Fund
	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Operations:
Net investment income	$23,141,104	25,148,388	9,215,783	8,391,926
Net realized gain	3,650,141	8,364,152	10,320,161	22,380,924
Net increase (decrease) in unrealized appreciation/depreciation	(45,551,290)	19,828,443	72,443,614	27,576,540
Net increase (decrease) in net assets resulting from operations	(18,760,045)	53,340,983	91,979,558	58,349,390
Distributions to shareholders from:
Net investment income	(23,112,535)	(25,130,641)	(10,730,659)	(8,901,744)
Net realized gain	(4,029,044)	-	(4,515,432)	(22,141,275)
Total distributions to shareholders	(27,141,579)	(25,130,641)	(15,246,091)	(31,043,019)
Capital share transactions:
Proceeds from shares sold	28,246,973	27,526,350	27,992,633	70,026,648
Reinvestment of distributions from net investment income and net realized gain	27,132,457	25,302,734	15,246,091	31,043,019
Payments for shares redeemed	(71,569,136)	(72,755,733)	(16,126,924)	(25,388,480)
Net increase (decrease) in net assets from capital share transactions	(16,189,706)	(19,926,649)	27,111,800	75,681,187
Total increase (decrease) in net assets	(62,091,330)	8,283,693	103,845,267	102,987,558
Net assets:
At the beginning of the year	527,117,566	518,833,873	408,058,917	305,071,359
At the end of the year	$465,026,236	527,117,566	511,904,184	408,058,917
Undistributed (overdistributed) net investment income	$39,244	13,753	(1,676,102)	(891,294)

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Financial Highlights

December 31, 2013

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Core Equity Fund	2013	2012	2011	2010	2009
Net asset value, beginning of year	$28.81	25.26	26.38	23.40	18.60
Income (loss) from investment operations:
Net investment income	0.51	0.40	0.33	0.38	0.39
Net realized and unrealized gains (losses)	8.95	3.54	(1.13)	2.99	4.78
Total from investment operations	9.46	3.94	(0.80)	3.37	5.17
Less distributions to shareholders from:
Net investment income	(0.50)	(0.39)	(0.32)	(0.39)	(0.37)
Total distributions to shareholders	(0.50)	(0.39)	(0.32)	(0.39)	(0.37)
Net asset value, end of year	$37.77	28.81	25.26	26.38	23.40
Total return (a)	32.85%	15.64%	(3.04)%	14.42%	27.90%
Net assets, end of year (000s omitted)	$523,042	395,242	332,320	344,270	293,188
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)(e)(f)	0.50%	0.54%	0.53%	0.30%	0.28%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)(e)(f)	0.90%	0.90%	0.69%	0.45%	0.45%
Ratio of net investment income, net of waivers, to average net assets (c)(d)(e)(f)	1.51%	1.49%	1.25%	1.60%	1.98%
Ratio of net investment income, before waivers, to average net assets (c)(d)(e)(f)	1.11%	1.13%	1.09%	1.45%	1.81%
Portfolio turnover rate (excluding short-term securities)	21.07%	22.31%	27.01%	43.65%	21.83%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.50%. Also effective March 15, 2013, the Advisor increased the voluntary waiver to 0.40%.

(d)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.52%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.38%.

(e)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 0.60%. Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.30%.

(f)	Effective December 1, 2010, the Adviser discontinued the voluntary waiver previously in effect.

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Financial Highlights

December 31, 2013

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Small Companies Fund	2013	2012	2011	2010	2009
Net asset value, beginning of year	$18.70	16.91	18.70	14.41	10.39
Income (loss) from investment operations:
Net investment income	0.05	0.09	0.01	-	-
Net realized and unrealized gains (losses)	6.30	3.10	(0.28)	4.31	4.02
Total from investment operations	6.35	3.19	(0.27)	4.31	4.02
Less distributions to shareholders from:
Net investment income	(0.06)	(0.10)	(0.01)	(0.02)	-
Net realized gain	(2.64)	(1.30)	(1.51)	-	-
Total distributions to shareholders	(2.70)	(1.40)	(1.52)	(0.02)	-
Net asset value, end of year	$22.35	18.70	16.91	18.70	14.41
Total return (a)	34.01%	19.02%	(1.62)%	29.99%	38.70%
Net assets, end of year (000s omitted)	$343,068	281,936	239,508	256,237	214,335
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)	0.95%	1.00%	0.98%	0.95%	0.95%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets(c)(d)	0.21%	0.51%	0.05%	(0.02)%	(0.04)%
Ratio of net investment income (loss), before waivers, to average net assets(c)(d)	(0.19)%	0.16%	(0.32)%	(0.42)%	(0.44)%
Portfolio turnover rate (excluding short-term securities)	59.84%	59.48%	64.54%	71.05%	95.13%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.94%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.41%.

(d)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 1.00%. Also effective June 1, 2011, the Adviser reduced the voluntary waiver to 0.35%.

See accompanying notes to financial statements.

6	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

December 31, 2013

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Tax-Exempt Bond Fund	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.15	9.62	9.06	9.25	8.09
Income (loss) from investment operations:
Net investment income	0.46	0.48	0.48	0.47	0.47
Net realized and unrealized gains (losses)	(0.84)	0.53	0.56	(0.19)	1.16
Total from investment operations	(0.38)	1.01	1.04	0.28	1.63
Less distributions to shareholders from:
Net investment income	(0.46)	(0.48)	(0.48)	(0.47)	(0.47)
Net realized gain	(0.08)	-	-	-	-
Total distributions to shareholders	(0.54)	(0.48)	(0.48)	(0.47)	(0.47)
Net asset value, end of year	$9.23	10.15	9.62	9.06	9.25
Total return (a)	(3.77)%	10.66%	11.81%	2.99%	20.60%
Net assets, end of year (000s omitted)	$465,026	527,118	518,834	516,202	542,394
Ratio of expenses, net of waivers, to average net assets (b)(c)	0.34%	0.36%	0.36%	0.36%	0.36%
Ratio of expenses, before waivers, to average net assets (b)(c)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income, net of waivers, to average net assets(c)	4.78%	4.79%	5.08%	5.00%	5.34%
Ratio of net investment income, before waivers, to average net assets(c)	4.52%	4.55%	4.84%	4.76%	5.10%
Portfolio turnover rate (excluding short-term securities)	31.65%	28.06%	24.83%	28.95%	22.90%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.33%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.27%.

See accompanying notes to financial statements.

7	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

December 31, 2013

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
International Fund	2013	2012	2011	2010	Period ended December 31, 2009(a) (b)
Net asset value, beginning of period	$13.33	12.23	14.33	13.16	10.00
Income (loss) from investment operations:
Net investment income	0.29	0.30	0.30	0.23	0.19
Net realized and unrealized gains (losses)	2.62	1.88	(2.08)	1.27	3.35
Total from investment operations	2.91	2.18	(1.78)	1.50	3.54
Less distributions to shareholders from:
Net investment income	(0.34)	(0.31)	(0.29)	(0.23)	(0.18)
Net realized gain	(0.14)	(0.77)	(0.03)	(0.10)	(0.20)
Total distributions to shareholders	(0.48)	(1.08)	(0.32)	(0.33)	(0.38)
Net asset value, end of period	$15.76	13.33	12.23	14.33	13.16
Total return (c)	21.85%	17.91%	(12.44)%	11.39%	35.50%
Net assets, end of period (000s omitted)	$511,904	408,059	305,071	346,415	292,902
Ratio of expenses, net of waivers, to average net assets (d)(e)(f)(g)(h)	0.66%	0.62%	0.77%	0.80%	0.92%
Ratio of expenses, before waivers, to average net assets (d)(e)(f)(g)(h)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income, net of waivers, to average net assets (d)(f)(g)(h)	1.99%	2.39%	2.15%	1.77%	1.74%
Ratio of net investment income, before waivers, to average net assets (d)(f)(g)(h)	1.65%	2.01%	1.92%	1.57%	1.66%
Portfolio turnover rate (excluding short-term securities)	22.54%	72.32%	36.93%	30.82%	35.33%

(a)	Commenced investment operations on February 5, 2009.

(b)	Net investment income for the period ended was calculated using the average shares outstanding method.

(c)

Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods of less than one year.

(d)	Annualized for periods of less than one year.

(e)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, increased to 0.67%. Also effective March 15, 2013, the Adviser reduced the voluntary waiver to 0.33%.

(g)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.60%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.40%.

(h)

Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.75%. Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.25%. Effective December 5, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.70%. Also effective December 5, 2011, the Adviser increased the voluntary waiver to 0.30%.

See accompanying notes to financial statements.

8	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

(1)	Organization

Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (the “Funds”). Clearwater Management Company (the “Adviser”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers. The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future. The investment objective of the Clearwater Core Equity, Small Companies, and International Funds is long-term capital growth. The investment objective of the Clearwater Tax-Exempt Bond Fund is high current income that is exempt from United States (“U.S.”) federal income tax, consistent with preservation of capital.

Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.

The Northern Trust Company serves as the custodian, administrator, accounting services agent and transfer agent for the Trust.

Under normal market conditions, the Clearwater Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s Adviser allocates portions of the Fund’s net assets among subadvisers. The Fund currently allocates net assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates (“Parametric”), Heartland Advisors, Inc. (“Heartland”), Knightsbridge Asset Management, LLC (“Knightsbridge”), and Osterweis Capital Management, LLC (“Osterweis”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 60% of the Fund’s net assets will be allocated to Parametric; the remaining net assets will be allocated to one or more of the Fund’s three other subadvisers. To the extent feasible, Parametric manages its portion of the Fund’s net assets in a passive management strategy so that its portion of the Fund’s holdings generally matches the holdings of the Russell 1000® Index as closely as possible without requiring the Fund to realize gains. In addition, as noted above, FCI also acts as a subadviser to the Fund.

Under normal market conditions, the Clearwater Small Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk associated with individual securities or sectors. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The Fund uses a “multi-style, multi-manager” approach, whereby portions of the Fund’s net assets are allocated between subadvisers who employ

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

distinct investment styles. The Fund currently has two subadvisers that provide day-to-day management for the Fund, Kennedy Capital Management, Inc. (“Kennedy”) and Keeley Asset Management (“Keeley”). In addition, as noted above, FCI also acts as a subadviser to the Fund.

Under normal market conditions, the Clearwater Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions, and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund currently has one subadviser that provides day-to-day management for the Fund, Sit Fixed Income Advisers II, LLC (“Sit”). In addition, as noted above, FCI also acts as a subadviser to the Fund.

Under normal market conditions, the Clearwater International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the U.S. and doing a substantial amount of business outside the U.S. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts as well as exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund currently does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach, whereby portions of the Fund’s net assets are allocated to different subadvisers who employ distinct investment styles. The Fund currently allocates net assets among the following subadvisers who provide day-to-day management for the Fund: Parametric, Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), WCM Investment Management (“WCM”) and Templeton Investment Counsel, LLC (“Templeton”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 50% of the Fund’s net assets will be allocated to Parametric; the remaining net assets will be allocated to one or more of the Fund’s four other subadvisers. To the extent feasible, Parametric manages its portion of the Fund’s net assets in a passive management strategy so that its portion of the Fund’s holdings generally matches the holdings of the MSCI World Ex USA Index (net) on a net basis as closely as possible. In addition, as noted above, FCI also acts as a subadviser to the Fund.

(2)	Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

The significant accounting policies followed by the Funds are as follows:

(a)	Investments in Securities

Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt

10	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

securities maturing more than 60 days from the valuation date are valued at the market price supplied by an independent pricing vendor; those securities of sufficient credit quality with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Securities for which no market quotations are readily available (including those for which trading has been suspended), or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value (“NAV”), are valued at fair value as determined in good faith using procedures established by the Board of Trustees. This may occur particularly with respect to certain foreign securities held by the International Fund, whereby the Board of Trustees may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s NAV is calculated. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. These procedures are used by the Valuation Committee, in accordance with the procedures established by the Board of Trustees, to determine the fair value of the security or securities. Such determinations are then submitted for review and ratification by the Board of Trustees. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, including accretion of original issue discount and amortization of original issue premium, is accrued daily.

(b)	Foreign Currency Translation

The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s net assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are recorded within net realized gain (loss) on security transactions and within net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are recorded within net realized gain (loss) on foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. The International Fund therefore may enter into foreign currency transactions as a principal investment strategy. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.

11	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

(c)	Forward Foreign Currency Exchange Contracts

The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in forward foreign currency exchange contracts within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. The International Fund records any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are recorded within net realized gain (loss) on forward foreign currency exchange contracts on the Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the issuer to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

(d)	Spot Contracts

The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on investment trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to investment trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in foreign currency transactions within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. Foreign currency amounts payable to or receivable from counterparties related to outstanding spot contracts, if any, are recorded in payables for investment securities purchased or receivable for securities sold, respectively, on the Statements of Assets and Liabilities. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included within net realized gain (loss) on foreign currency transactions on the Statements of Operations. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.

12	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

(e)	Master Limited Partnerships

The Core Equity and International Funds invest in Master Limited Partnerships (“MLPs”). The benefits derived from the Funds’ investments in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Funds were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Funds with respect to their investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Funds must include their allocable share of an MLP’s taxable income in their reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Funds may have to liquidate securities to make required distributions to shareholders.

(f)	Delayed Delivery Transactions and When-Issued Securities

Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Fund will segregate liquid assets on its records in amounts sufficient to meet the purchase price. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

(g)	Short-Term Investments

Each Fund currently invests uninvested cash in money market portfolios of Northern Institutional Funds, an investment company advised by Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust. The Core Equity, Small Companies and International Funds currently invest in the U.S. Government Select Portfolio and the Tax-Exempt Bond Fund currently invests in the Tax-Exempt Portfolio. The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises. The Tax-Exempt Portfolio primarily invests in high-quality short-term municipal instruments.

(h)	Recoverable Taxes

The balances disclosed as foreign tax reclaim receivable, if any, represent net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclamation. All reclaims are paid directly to the Core Equity and International Funds, respectively.

(i)	Federal Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes.

13	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for the 2010, 2011, 2012 and 2013 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue. Net investment income and net realized gain (loss) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) were recorded by the Funds. The tax character of distributions paid by the Funds during the years ended December 31, 2013 and 2012 was as follows:

	Tax-Exempt		Ordinary Income
	2013	2012	2013	2012
Core Equity Fund	$-	$-	$6,741,356	$5,308,828
Small Companies Fund	-	-	7,282,854	1,592,303
Tax-Exempt Bond Fund	22,903,417	24,948,863	199,996	356,024
International Fund	-	-	12,704,376	8,901,744

	Long-Term Capital Gains
	2013	2012
Core Equity Fund	$141,918	$-
Small Companies Fund	31,561,189	18,490,667
Tax-Exempt Bond Fund	4,029,044	-
International Fund	2,541,715	22,141,275

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$-	$597,473	$-	$408,478
Undistributed capital gain	182,496	10,053,343	40,156	1,017,864
Accumulated capital losses	(322,990)	-	(362,426)	(176,175)
Unrealized appreciation (depreciation)	252,449,368	93,542,820	(18,776,502)	145,496,866
Total	$252,308,874	$104,193,636	$(19,098,772)	$146,747,033

Distributions to shareholders from net investment income and net realized gain are determined in accordance with federal income tax regulations, which may differ from such amounts recorded in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Accordingly, the Funds may make reclassifications among certain of their capital accounts in order to reflect the tax treatment for certain permanent differences that exist between federal income tax regulations and U.S. GAAP. These

14	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

reclassifications have no impact on the total net assets or the NAV per share of the Funds. At December 31, 2013, reclassifications have been recorded among the following capital accounts on the Statements of Assets and Liabilities:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed (overdistributed) net investment income	$19,808	$199,785	$(3,078)	$730,068
Accumulated net realized gain (loss)	(19,808)	(199,785)	3,078	(736,402)
Additional paid-in capital	-	-	-	6,334

(j)	Distributions to Shareholders

Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Small Companies, and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders.

(k)	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(l)	Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Fair Value Measurements

Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a) above. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

15	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

•

Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered a Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of December 31, 2013.

	Core Equity Fund (a)
	Level 1	Level 2	Level 3	Total
Common Stocks	$504,593,401	$-	$-	$504,593,401
Master Limited Partnerships	6,021,621	-	-	6,021,621
Rights	2,766	-	-	2,766
Short-Term Investments	15,630,648	-	-	15,630,648
Total	$526,248,436	$-	$-	$526,248,436

(a)

For the Core Equity Fund, the investment value is comprised of equity securities, master limited partnerships, rights, and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity, master limited partnerships and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights generally are determined by taking into account the terms of the rights as well as the value of the underlying equity securities, which are determined by the valuation methodology described above.

The Core Equity Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

16	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

	Small Companies Fund (b)
	Level 1	Level 2	Level 3	Total
Common Stocks	$336,944,394	$-	$-	$336,944,394
Short-Term Investments	7,122,336	-	-	7,122,336
Total	$344,066,730	$-	$-	$344,066,730

(b)

For the Small Companies Fund, the investment value is comprised of equity securities and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

The Small Companies Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

17	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$28,936,430	$-	$-	$28,936,430
Municipal Bonds
Airport	-	2,591,765	-	2,591,765
Bond Bank	-	2,565,210	-	2,565,210
Development	-	22,350,997	180,129	22,531,126
Education	-	38,059,838	-	38,059,838
Facilities	-	3,473,064	-	3,473,064
General	-	49,604,052	3,515	49,607,567
General Obligation	-	12,515,250	-	12,515,250
Higher Education	-	17,602,735	-	17,602,735
Housing	-	38,677,668	-	38,677,668
Medical	-	50,026,795	157,500	50,184,295
Mello-Roos	-	647,786	-	647,786
Multifamily Housing	-	28,299,184	-	28,299,184
Nursing Home	-	43,724,765	-	43,724,765
Pollution	-	541,485	-	541,485
Power	-	6,565,871	-	6,565,871
School District	-	27,007,852	-	27,007,852
Single Family Housing	-	55,612,055	-	55,612,055
Student Loan	-	3,218,011	-	3,218,011
Tobacco Settlement	-	877,589	-	877,589
Transportation	-	12,830,020	-	12,830,020
Utilities	-	1,122,912	-	1,122,912
Water	-	7,392,465	-	7,392,465
Short-Term Investments	10,777,197	-	-	10,777,197
Total	$39,713,627	$425,307,369	$341,144	$465,362,140

(c)

For the Tax-Exempt Bond Fund, the investment value is comprised of closed-end funds, municipal bonds, and short-term investments. Investments in closed-end funds and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in municipal bonds generally are based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board of Trustees has delegated to the Valuation Committee the responsibility to determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time the Tax-Exempt Bond Fund’s NAV is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value of the security after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s NAV is calculated.

18	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

As of December 31, 2013, the Valuation Committee determined the fair valuation of municipal bonds based on inputs such as the last traded price at the time of significant events or the default of a municipal bond in addition to the consideration of observations and the nature of similar securities which are not currently openly traded in the active market. Such investments have been classified as Level 3 instruments.

The Tax-Exempt Bond Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2013, there were no transfers between Level 1 or Level 2 classifications based on levels assigned to the securities on December 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconciliation of investments for the Tax-Exempt Bond Fund in which significant unobservable inputs (Level 3) were used in determining fair value:

	Municipal Bonds
	Development	General	Higher Education		Medical		Power	Total
Balance as of 12/31/12	$180,130	$11,765	$909,527		$1,252,138		$619,400	$2,972,960
Realized Gains	-	-	-		1,380		-	1,380
Realized Losses	(53,963)	(14,478)	(3,141)		-		-	(71,582)
Change in Unrealized Appreciation	69,999	13,452	114,727		-		51,600	249,778
Change in Unrealized Depreciation	-	-	-		(170,895)		-	(170,895)
Sales	(16,037)	(7,224)	(94,425)		(44,394)		(671,000)	(833,080)
Transfers into Level 3 (1)	-	-	-		-		-	-
Transfers out of Level 3 (1)	-	-	(926,688	)(2)	(880,729	)(2)	-	(1,807,417)
Balance as of 12/31/13	$180,129	$3,515	$-		$157,500		$-	$341,144
Net increase (decrease) in unrealized appreciation (depreciation) (3)	$-	$13,452	$-		$(79,880)		$-	$(66,428)

(1)	The value of the Transfers into and out of Level 3 is measured using the fair value as of the year ended December 31, 2013.

(2)	Transferred from Level 3 to Level 2 due to municipal bonds being valued based on adjusted evaluated prices provided by the primary pricing provider.

(3)	The net increase (decrease) in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2013 is included in the Statements of Operations.

There were no significant Level 3 valuations for which significant unobservable valuations inputs were developed at December 31, 2013.

19	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

	International Fund (d)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$85,418,586	$-	$-	$85,418,586
Consumer Staples	52,730,942	-	-	52,730,942
Energy	30,160,596	-	-	30,160,596
Financials	101,902,711	52,823	-	101,955,534
Health Care	46,153,242	-	-	46,153,242
Industrials	75,754,812	-	-	75,754,812
Information Technology	46,127,946	-	-	46,127,946
Materials	24,658,582	-	-	24,658,582
Telecommunication Services	15,724,628	-	-	15,724,628
Utilities	8,781,036	-	-	8,781,036
Master Limited Partnerships
Financials	2,452,834	-	-	2,452,834
Preferred Stock
Consumer Discretionary	1,110,640	-	-	1,110,640
Consumer Staples	207,846	-	-	207,846
Health Care	287,279	-	-	287,279
Information Technology	119,024	-	-	119,024
Utilities	88,598	-	-	88,598
Rights
Consumer Discretionary	7	-	-	7
Investment Companies	948,228	-	-	948,228
Short-Term Investments	17,465,003	-	-	17,465,003
Total	$510,092,540	$52,823	$-	$510,145,363

(d)

For the International Fund, the investment value is comprised of equity securities, master limited partnerships, rights, investment companies and short-term investments. See the Fund’s Schedule of Investments for geographical classification. Investments in equity, master limited partnerships, investment companies and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights generally are determined by taking into account the terms of the rights as well as the value of the underlying equity securities, which are determined by the valuation methodology described above. At December 31, 2013, an equity investment with a fair value of $52,823, within the Financials sector, was valued using the last sales price of a similar equity security subsequent to a spin off corporate action but prior to such resulting security beginning its investment trading.

20	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

The International Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2013, certain foreign equity securities with a fair value of $366,645,722 were transferred from Level 2 to Level 1 classifications from December 31, 2012 to December 31, 2013, due to receiving last sales or regular trading session closing prices from primary pricing service providers on December 31, 2013 without applying adjustment factors as described in note 2(a) for foreign securities. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets

Forward foreign currency exchange contracts	$-	$270,742	$-	$270,742

Liabilities

Forward foreign currency exchange contracts	-	(15,208)	-	(15,208)

Net Other Financial Instruments	$-	$255,534	$-	$255,534

The forward foreign currency exchange contracts outstanding at December 31, 2013 are considered Level 2 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Forward foreign currency exchange contracts are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.

(4)	Investment Security Transactions

The cost of purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2013, were as follows:

	Purchases	Sales
Core Equity Fund	$96,157,079	$97,188,088
Small Companies Fund	189,821,845	215,823,453
Tax-Exempt Bond Fund	149,637,945	162,519,076
International Fund	123,074,833	100,087,527

21	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

(5)	Capital Share Transactions

Transactions in capital shares for each fund for the fiscal years ended December 31, 2013 and December 31, 2012, were as follows:

	Core Equity Fund		Small Companies Fund
	2013	2012	2013	2012
Sold	507,556	1,085,012	201,528	924,853
Issued for reinvestment of distributions	183,114	187,326	1,743,449	1,095,634
Redeemed	(560,122)	(709,321)	(1,670,646)	(1,106,562)
Net Increase	130,548	563,017	274,331	913,925

	Tax-Exempt Bond Fund		International Fund
	2013	2012	2013	2012
Sold	2,901,091	2,720,895	1,958,551	5,265,669
Issued for reinvestment of distributions	2,834,108	2,524,334	973,569	2,342,869
Redeemed	(7,249,870)	(7,257,727)	(1,067,258)	(1,941,501)
Net Increase (decrease)	(1,514,671)	(2,012,498)	1,864,862	5,667,037

(6)	Capital Loss Carryforward

For the period subsequent to October 31, 2013 through the fiscal year ended December 31, 2013, the following Funds incurred net capital losses, and/or Section 988 currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

	Short-Term	Long-Term	Total
Core Equity Fund	$322,990	$-	$322,990
Tax-Exempt Bond Fund	211,282	151,144	362,426
International Fund	176,175	-	176,175

22	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were made effective for the Funds for the fiscal year ended December 31, 2011. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. As of December 31, 2013, there were no pre-enactment capital loss carryforwards for U.S. Federal income tax purposes for the Core Equity Fund, as they were all utilized at December 31, 2013.

The following capital loss carryforwards were utilized at December 31, 2013, for U.S. Federal income tax purposes:

Amount
Core Equity Fund	$10,839,789

23	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

(7)	Expenses and Related-Party Transactions

The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and Clearwater International Fund each pay an investment advisory fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. Effective March 15, 2013, the voluntary waivers for the Core Equity Fund, Small Companies Fund and the Tax-Exempt Fund were increased to 0.40%, 0.41%, and 0.27%, respectively; while the voluntary waiver for the International Fund was reduced to 0.33%. For the fiscal year ended, December 31, 2013, the management fees actually paid by the Core Equity, Small Companies, Tax-Exempt Bond and International Funds net of voluntary waivers are 0.50%, 0.95%, 0.34%, and 0.66%, respectively. As of December 31, 2013, the management fees in place, net of voluntary waivers, for the Core Equity, Small Companies, Tax-Exempt Bond, and International Funds are 0.50%, 0.94%, 0.33%, and 0.67%, respectively. The Adviser currently intends to continue these voluntary waivers indefinitely. However, the Adviser may terminate these voluntary arrangements at any time.

In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds or other investment companies and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios.

The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The subadvisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser.

The subadvisory fee for the Clearwater Core Equity Fund, payable to Parametric, Heartland and Osterweis, is equal to an annual rate of 0.15% of the portion of net assets managed, an annual rate of 0.65% of the portion of net assets managed and an annual rate of 0.75% of the portion of net assets managed, respectively. The subadvisory fee payable to Knightsbridge is equal to a fee schedule based on an annual rate of 0.75% on the first $20 million of the portion of net assets managed, decreasing to 0.50% of the portion of net assets managed in excess of $20 million.

The subadvisory fee for the Clearwater Small Companies Fund, payable to Kennedy, is equal to a fee schedule based on an annual rate of 0.85% on the first $50 million of the portion of net assets managed, decreasing to 0.80% of the portion of net assets managed in excess of $50 million. The subadvisory fee payable to Keeley is equal to a fee schedule based on an annual rate of 1.00% on the first $2 million of the portion of net assets managed, decreasing to 0.85% on the next $8 million of the portion of net assets managed, and further decreasing to 0.70% of the portion of net assets managed in excess of $10 million.

The subadvisory fee for the Clearwater Tax-Exempt Bond Fund, payable to Sit, is equal to a fee schedule based on an annual rate of 0.40% on the first $20 million in net assets managed, decreasing to 0.30% on the next $30 million of the portion of net assets managed, decreasing to 0.25% on the next $25 million of the portion of net assets managed, and further decreasing to 0.20% of net assets managed in excess of $75 million.

The subadvisory fee for the Clearwater International Fund, payable to Parametric, is equal to an annual rate of 0.15% of the portion of net assets managed. The subadvisory fee payable to Artisan Partners is equal to a fee schedule based on an annual rate of 0.80% on the first $50 million of the portion of net assets managed,

24	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

decreasing to 0.60% on the next $50 million of the portion of net assets managed, and further decreasing to 0.50% of the portion of net assets managed in excess of $100 million. The subadvisory fee payable to Denver is equal to a fee schedule based on an annual rate of 1.25% on the first $10 million of the portion of net assets managed, decreasing to 0.85% of the portion of net assets managed in excess of $10 million. The subadvisory fee payable to WCM is equal to an annual rate of 0.80% of the portion of net assets managed. The subadvisory fee payable to Templeton is equal to a fee schedule based on an annual rate of 0.95% on the first $25 million of the portion of net assets managed, decreasing to 0.85% on the next $25 million of the portion of net assets managed, decreasing to 0.75% on the next $50 million of the portion of net assets managed, decreasing to 0.65% on the next $150 million of the portion of net assets managed, decreasing to 0.55% on the next $250 million of the net assets managed and further decreasing to 0.50% of the portion of net assets managed in excess of $500 million.

The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s average daily net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser. The effect of this waiver agreement is that fees paid to FCI under the subadvisory agreement would approximate the fees previously paid to FCI under a consulting agreement previously in effect between the Adviser and FCI.

25	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

(8)	Derivative Instruments

Information concerning the types of derivatives in which the International Fund invests, the objectives for using them and their related risks can be found in Note 2 (c). Below are the types of derivatives held in the International Fund by location as presented in the Statements of Assets and Liabilities as of December 31, 2013, with additional detail on the net amounts impacting the Statements of Assets and Liabilities. The forward foreign currency exchange contracts presented below are not subject to master netting agreements or other similar agreements.

In December 2011, the International Accounting Standards Board and the FASB issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). These disclosure requirements are intended to help investors and financial statement users better assess the effect, or potential effect, of offsetting arrangements included within the statement of assets and liabilities. ASU 2011-11 requires entities to disclose both gross and net information about instruments and transactions eligible for offset, such as master netting agreements or other similar agreements. Management has evaluated the forward foreign exchange currency contracts presented below and determined the adoption of ASU 2011-11 did not impact the Fund’s net assets or operating results.

	ASSETS		LIABILITIES
Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Counterparty

Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$270,742	Unrealized depreciation on forward foreign currency exchange contracts	$15,208	$255,534	HSBC, Northern Trust

The following tables set forth by primary risk exposure the International Fund’s net realized gain (loss) and net increase (decrease) in appreciation/depreciation on forward foreign currency exchange contracts for the year ended December 31, 2013:

Derivative Type	Statements of Operations Location	Value	Derivative Type	Statements of Operations Location	Value
Forward foreign currency exchange contracts	Net realized gain on forward foreign currency exchange contracts	$833,509	Forward foreign currency exchange contracts	Net decrease in unrealized depreciation on forward foreign currency exchange contracts	$(82,957)

26	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2013

Derivative transactions are measured in terms of the notional amount. The following table presents, for the International Fund, the number of transactions and weighted average notional amounts, which is indicative of the volume of derivative activity, for the year ended December 31, 2013.

Forward Foreign Currency Exchange Contracts
Number of Transactions	Weighted Average Notional Amount
2,415	$914,773

(9)	Subsequent Events

Management has evaluated subsequent events relating to the Funds through the date the financial statements were available to be issued, and has concluded there are no such events or transactions requiring financial statement disclosure and/or adjustments to the financial statements.

27	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
2,300	ABERCROMBIE & FITCH CO., CLASS A	$50,218	75,693
1,500	ADVANCE AUTO PARTS, INC.	53,558	166,020
6,150	AMAZON.COM, INC.(b)	274,721	2,452,558
1,600	AMC NETWORKS, INC., CLASS A(b)	25,785	108,976
3,300	AMERICAN EAGLE OUTFITTERS, INC.	33,099	47,520
12,000	AMERICAN PUBLIC EDUCATION, INC.(b)	462,646	521,640
1,300	AUTOLIV, INC.(c)	29,596	119,340
500	AUTOZONE, INC.(b)	32,038	238,970
23,295	BED BATH & BEYOND, INC.(b)	1,200,112	1,870,588
2,800	BEST BUY CO., INC.	72,548	111,664
1,400	BIG LOTS, INC.(b)	15,477	45,206
4,400	BORGWARNER, INC.	51,799	246,004
750	BRINKER INTERNATIONAL, INC.	10,084	34,755
1,700	CABLEVISION SYSTEMS CORP., CLASS A (NEW YORK GROUP)	15,956	30,481
4,168	CARMAX, INC.(b)	50,984	195,979
2,700	CARNIVAL CORP.	80,824	108,459
6,043	CBS CORP., CLASS B (NON VOTING)	52,350	385,181
600	CHARTER COMMUNICATIONS, INC., CLASS A(b)	30,036	82,056
600	CHICO’S FAS, INC.	5,619	11,304
300	CHIPOTLE MEXICAN GRILL, INC.(b)	89,324	159,834
68,820	CINEMARK HOLDINGS, INC.	1,340,356	2,293,771
18,500	CLEAR CHANNEL OUTDOOR HOLDINGS, INC., CLASS A	62,472	187,590
5,000	COACH, INC.	19,161	280,650
37,800	COMCAST CORP., CLASS A	622,939	1,964,277
1,345	CST BRANDS, INC.	11,311	49,388
2,300	DARDEN RESTAURANTS, INC.	47,909	125,051
2,400	DEVRY, INC.	44,808	85,200
1,500	DICK’S SPORTING GOODS, INC.	24,802	87,150
41,491	DIRECTV(b)	1,699,401	2,866,613
3,400	DISCOVERY COMMUNICATIONS, INC., CLASS A(b)	207,382	307,428
1,800	DOLLAR GENERAL CORP.(b)	93,300	108,576
6,700	DOLLAR TREE, INC.(b)	61,517	378,014
4,600	DR HORTON, INC.	22,057	102,672
710	EXPEDIA, INC.	10,883	49,459
500	FAMILY DOLLAR STORES, INC.	12,652	32,485
3,000	FOOT LOCKER, INC.	40,394	124,320
54,163	FORD MOTOR CO.	279,997	835,735
4,600	GAMESTOP CORP., CLASS A	34,643	226,596
5,700	GANNETT CO., INC.	51,200	168,606
4,100	GAP (THE), INC.	58,946	160,228
2,200	GARMIN LTD.(c)	40,557	101,684
8,700	GENERAL MOTORS CO.(b)	225,210	355,569
7,500	GENTEX CORP.	106,860	247,425
3,450	GENUINE PARTS CO.	102,424	287,006
1,900	GOODYEAR TIRE & RUBBER (THE) CO.	26,258	45,315
25,800	GROUPON, INC.(b)	198,276	303,666
84,900	H&R BLOCK, INC.	1,193,597	2,465,496
500	HANESBRANDS, INC.	10,750	35,135
6,750	HARLEY-DAVIDSON, INC.	39,547	467,370
4,300	HARMAN INTERNATIONAL INDUSTRIES, INC.	74,798	351,955
400	HASBRO, INC.	10,206	22,004
29,825	HOME DEPOT (THE), INC.	19,452	2,455,790
2,200	INTERNATIONAL GAME TECHNOLOGY	31,196	39,952
15,600	INTERPUBLIC GROUP OF (THE) COS., INC.	40,950	276,120
2,100	JARDEN CORP.(b)	25,277	128,835
51,313	JOHNSON CONTROLS, INC.	1,365,175	2,632,357
28,240	KOHL’S CORP.	1,052,558	1,602,620
6,190	L BRANDS, INC.	70,745	382,851
4,200	LAMAR ADVERTISING CO., CLASS A(b)	55,664	219,450
6,238	LAS VEGAS SANDS CORP.	185,736	491,991
3,000	LEAR CORP.	128,814	242,910
2,900	LENNAR CORP., CLASS A	38,266	114,724
5,832	LIBERTY GLOBAL PLC, SERIES A(b)(c)	100,651	518,990
771	LIBERTY GLOBAL PLC, SERIES C(b)(c)	15,060	65,011
88,880	LIBERTY INTERACTIVE CORP., CLASS A(b)	1,551,796	2,608,628

See accompanying notes to the financial statements.	28	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
4,132	LIBERTY MEDIA CORP., CLASS A(b)	$18,438	605,131
790	LIBERTY VENTURES, SERIES A(b)	23,580	96,846
1,200	LKQ CORP.(b)	14,970	39,480
14,100	LOWE’S COS., INC.	383,002	698,655
5,000	MACY’S, INC.	81,374	267,000
66,130	MARKS & SPENCER GROUP PLC ADR(c)(d)	772,476	947,907
4,969	MARRIOTT INTERNATIONAL, INC., CLASS A	60,013	245,270
496	MARRIOTT VACATIONS WORLDWIDE CORP.(b)	3,643	26,169
4,200	MATTEL, INC.	69,165	199,836
16,202	MCDONALD’S CORP.	370,997	1,572,080
6,600	MGM RESORTS INTERNATIONAL(b)	54,922	155,232
2,300	MICHAEL KORS HOLDINGS LTD.(b)(c)	143,056	186,737
600	MOHAWK INDUSTRIES, INC.(b)	26,796	89,340
1,400	MORNINGSTAR, INC.	57,577	109,326
600	MURPHY USA, INC.(b)	4,392	24,936
700	NETFLIX, INC.(b)	41,142	257,719
2,200	NEWELL RUBBERMAID, INC.	26,950	71,302
7,175	NEWS CORP., CLASS A(b)	36,051	129,294
12,500	NIKE, INC., CLASS B	309,382	983,000
4,300	NORDSTROM, INC.	45,233	265,740
100	NVR, INC.(b)	51,542	102,601
2,695	OMNICOM GROUP, INC.	78,532	200,427
2,300	O’REILLY AUTOMOTIVE, INC.(b)	69,868	296,033
1,500	PANERA BREAD CO., CLASS A(b)	69,668	265,035
500	PENN NATIONAL GAMING, INC.(b)	5,759	7,165
2,600	PETSMART, INC.	55,966	189,150
200	POLARIS INDUSTRIES, INC.	26,950	29,128
800	PRICELINE.COM, INC.(b)	194,799	929,920
14,100	PULTEGROUP, INC.	58,797	287,217
600	PVH CORP.	22,503	81,612
1,500	RALPH LAUREN CORP.	31,320	264,855
3,000	REGAL ENTERTAINMENT GROUP, CLASS A	28,787	58,350
4,600	ROSS STORES, INC.	36,395	344,678
52,368	ROYAL CARIBBEAN CRUISES LTD.	1,669,400	2,483,291
600	SCRIPPS NETWORKS INTERACTIVE, INC., CLASS A	21,337	51,846
71,600	SEARS HOLDINGS CORP.(b)	3,277,715	3,511,264
10,400	SERVICE CORP. INTERNATIONAL	74,152	188,552
1,700	SIGNET JEWELERS LTD.(c)	33,060	133,790
19,500	SIRIUS XM HOLDINGS, INC.(b)	52,065	68,055
3,900	STAPLES, INC.	51,251	61,971
14,250	STARBUCKS CORP.	182,046	1,117,058
710	STARWOOD HOTELS & RESORTS WORLDWIDE, INC.	14,193	56,410
5,032	STARZ, CLASS A(b)	3,469	147,136
12,200	TARGET CORP.	353,659	771,894
1,000	TEMPUR SEALY INTERNATIONAL, INC.(b)	31,500	53,960
2,100	TESLA MOTORS, INC.(b)	147,498	315,798
6,200	THOMSON REUTERS CORP.	178,087	234,484
1,900	THOR INDUSTRIES, INC.	22,316	104,937
4,200	TIFFANY & CO.	122,192	389,676
5,979	TIME WARNER CABLE, INC.	194,384	810,154
21,033	TIME WARNER, INC.	476,695	1,466,421
10,094	TJX COS., INC.	86,033	643,291
400	TRACTOR SUPPLY CO.	20,180	31,032
2,210	TRIPADVISOR, INC.(b)	42,908	183,054
900	TRW AUTOMOTIVE HOLDINGS CORP.(b)	21,698	66,951
24,400	TWENTY-FIRST CENTURY FOX, INC., CLASS A	243,934	858,392
200	ULTA SALON COSMETICS & FRAGRANCE, INC.(b)	25,244	19,304
500	UNDER ARMOUR, INC., CLASS A(b)	23,330	43,650
2,127	URBAN OUTFITTERS, INC.(b)	37,857	78,912
34,360	VERA BRADLEY, INC.(b)	755,589	826,014
6,800	VF CORP.	87,065	423,912
32,607	VIACOM, INC., CLASS B	1,360,367	2,847,895
800	VISTEON CORP.(b)	33,968	65,512
29,560	WALT DISNEY (THE) CO.	578,637	2,258,384
2,100	WHIRLPOOL CORP.	89,510	329,406
5,475	WYNDHAM WORLDWIDE CORP.	24,501	403,453

See accompanying notes to the financial statements.	29	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
1,600	WYNN RESORTS LTD.	$32,322	310,736
9,016	YUM! BRANDS, INC.	78,831	681,700
		27,813,765	65,974,357	12.61%
Consumer Staples:
30,100	ALTRIA GROUP, INC.	137,687	1,155,539
53,536	ARCHER-DANIELS-MIDLAND CO.	1,514,128	2,323,462
4,300	BEAM, INC.	115,443	292,658
2,916	BROWN-FORMAN CORP., CLASS B	57,343	220,362
18,325	BUNGE LTD.	1,143,992	1,504,666
4,000	CHURCH & DWIGHT CO., INC.	100,310	265,120
3,000	CLOROX (THE) CO.	154,515	278,280
64,481	COCA-COLA (THE) CO.	991,395	2,663,710
1,900	COCA-COLA ENTERPRISES, INC.	80,180	83,847
16,980	COLGATE-PALMOLIVE CO.	539,355	1,107,266
3,700	CONAGRA FOODS, INC.	86,422	124,690
4,600	CONSTELLATION BRANDS, INC., CLASS A(b)	63,227	323,748
7,800	COSTCO WHOLESALE CORP.	237,671	928,278
470	CRIMSON WINE GROUP LTD.(b)	2,671	4,155
16,225	CVS CAREMARK CORP.	642,050	1,161,223
750	DEAN FOODS CO.(b)	12,421	12,892
16,185	DIAGEO PLC ADR(c)(d)	1,214,077	2,143,218
6,000	DR PEPPER SNAPPLE GROUP, INC.	125,060	292,320
397	ENERGIZER HOLDINGS, INC.	20,533	42,971
3,734	ESTEE LAUDER (THE) COS., INC., CLASS A	70,943	281,245
2,700	FLOWERS FOODS, INC.	25,434	57,969
37,325	FRESH DEL MONTE PRODUCE, INC.	1,035,074	1,056,297
12,400	GENERAL MILLS, INC.	277,055	618,884
5,800	GREEN MOUNTAIN COFFEE ROASTERS, INC.(b)	122,296	438,364
3,800	HERBALIFE LTD.(c)	52,204	299,060
2,342	HERSHEY (THE) CO.	112,137	227,713
800	HILLSHIRE BRANDS CO.	23,592	26,752
2,400	HORMEL FOODS CORP.	43,206	108,408
1,700	INGREDION, INC.	48,104	116,382
1,600	JM SMUCKER (THE) CO.	64,617	165,792
2,700	KELLOGG CO.	155,123	164,889
1,550	KIMBERLY-CLARK CORP.	72,786	161,913
7,679	KRAFT FOODS GROUP, INC.	111,450	414,052
13,400	KROGER (THE) CO.	228,089	529,702
5,322	LORILLARD, INC.	80,950	269,719
1,100	MCCORMICK & CO., INC. (NON VOTING)	45,194	75,812
2,200	MEAD JOHNSON NUTRITION CO.	103,422	184,272
1,300	MOLSON COORS BREWING CO., CLASS B	37,840	72,995
26,338	MONDELEZ INTERNATIONAL, INC., CLASS A	285,157	929,731
1,400	MONSTER BEVERAGE CORP.(b)	44,343	94,878
700	NU SKIN ENTERPRISES, INC., CLASS A	27,650	96,754
27,391	PEPSICO, INC.	1,025,750	2,271,810
30,132	PHILIP MORRIS INTERNATIONAL, INC.	261,758	2,625,401
200	POST HOLDINGS, INC.(b)	4,616	9,854
47,360	PROCTER & GAMBLE (THE) CO.	823,796	3,855,578
4,200	REYNOLDS AMERICAN, INC.	79,844	209,958
1,600	SAFEWAY, INC.	28,960	52,112
8,000	SYSCO CORP.	124,114	288,800
6,010	TYSON FOODS, INC., CLASS A	53,610	201,095
48,000	UNILEVER N.V. (REGISTERED)(c)	1,454,959	1,931,040
20,150	WALGREEN CO.	231,445	1,157,416
22,423	WAL-MART STORES, INC.	955,166	1,764,466
8,800	WHOLE FOODS MARKET, INC.	116,393	508,904
		15,465,557	36,196,422	6.92%
Energy:
9,446	ANADARKO PETROLEUM CORP.	319,802	749,257
3,600	APACHE CORP.	306,554	309,384
600	ATWOOD OCEANICS, INC.(b)	18,078	32,034
4,700	BAKER HUGHES, INC.	200,906	259,722
62,000	BP PLC ADR(c)(d)	2,753,380	3,013,820
3,400	CABOT OIL & GAS CORP.	76,023	131,784
4,800	CAMERON INTERNATIONAL CORP.(b)	124,988	285,744

See accompanying notes to the financial statements.	30	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
146,100	CHESAPEAKE ENERGY CORP.	$2,686,183	3,965,154
33,595	CHEVRON CORP.	1,471,891	4,196,351
400	CIMAREX ENERGY CO.	24,076	41,964
7,200	COBALT INTERNATIONAL ENERGY, INC.(b)	63,000	118,440
1,700	CONCHO RESOURCES, INC.(b)	49,632	183,600
25,444	CONOCOPHILLIPS	460,670	1,797,619
4,531	CONSOL ENERGY, INC.	118,221	172,359
1,000	CONTINENTAL RESOURCES, INC.(b)	20,765	112,520
37,455	COSAN LTD., CLASS A(c)	519,427	513,883
9,300	DENBURY RESOURCES, INC.(b)	88,950	152,799
34,743	DEVON ENERGY CORP.	2,174,196	2,149,549
3,000	DRESSER-RAND GROUP, INC.(b)	98,595	178,890
1,597	ENSCO PLC, CLASS A(c)	62,508	91,316
4,800	EOG RESOURCES, INC.	62,765	805,632
4,000	EQT CORP.	132,900	359,120
15,800	EXCO RESOURCES, INC.	111,876	83,898
76,251	EXXON MOBIL CORP.	2,977,614	7,716,601
3,900	FMC TECHNOLOGIES, INC.(b)	97,950	203,619
14,958	HALLIBURTON CO.	295,103	759,119
3,100	HELMERICH & PAYNE, INC.	39,003	260,648
10,195	HESS CORP.	491,296	846,185
4,000	HOLLYFRONTIER CORP.	52,098	198,760
7,412	KINDER MORGAN, INC.	67,014	266,832
6,400	KOSMOS ENERGY LTD.(b)(c)	61,257	71,552
8,600	MARATHON OIL CORP.	266,012	303,580
3,600	MARATHON PETROLEUM CORP.	199,978	330,228
5,500	MCDERMOTT INTERNATIONAL, INC.(b)	36,783	50,380
2,400	MURPHY OIL CORP.	27,663	155,712
4,700	NABORS INDUSTRIES LTD.(c)	70,547	79,853
8,722	NATIONAL OILWELL VARCO, INC.	214,854	693,661
1,200	NEWFIELD EXPLORATION CO.(b)	27,012	29,556
8,400	NOBLE ENERGY, INC.	158,333	572,124
30,940	OCCIDENTAL PETROLEUM CORP.	1,300,948	2,942,394
2,500	OCEANEERING INTERNATIONAL, INC.	66,222	197,200
400	OIL STATES INTERNATIONAL, INC.(b)	30,712	40,688
2,500	PATTERSON-UTI ENERGY, INC.	46,600	63,300
1,600	PEABODY ENERGY CORP.	30,292	31,248
503,000	PENGROWTH ENERGY CORP.(c)	2,317,791	3,118,600
13,372	PHILLIPS 66	156,993	1,031,382
3,200	PIONEER NATURAL RESOURCES CO.	48,507	589,024
1,200	RANGE RESOURCES CORP.	39,654	101,172
700	ROWAN COS. PLC, CLASS A(b)	23,660	24,752
36,800	SANDRIDGE ENERGY, INC.(b)	192,048	223,376
24,100	SCHLUMBERGER LTD.	848,876	2,171,651
99,100	SCORPIO TANKERS, INC.(c)	990,135	1,168,389
2,500	SEADRILL LTD.(c)	113,632	102,700
1,100	SM ENERGY CO.	57,442	91,421
7,200	SOUTHWESTERN ENERGY CO.(b)	107,060	283,176
10,954	SPECTRA ENERGY CORP.	155,906	390,182
1,200	TESORO CORP.	24,660	70,200
29,526	TIDEWATER, INC.	1,450,478	1,750,006
12,110	VALERO ENERGY CORP.	119,502	610,344
2,600	WHITING PETROLEUM CORP.(b)	73,760	160,862
7,200	WILLIAMS (THE) COS., INC.	152,628	277,704
2,400	WPX ENERGY, INC.(b)	34,284	48,912
		25,409,693	47,731,932	9.13%
Financials:
5,300	ACE LTD.(c)	280,788	548,709
1,100	AFFILIATED MANAGERS GROUP, INC.(b)	73,654	238,568
9,850	AFLAC, INC.	262,100	657,980
2,100	ALEXANDRIA REAL ESTATE EQUITIES, INC.	110,943	133,602
4,346	ALLEGHANY CORP.(b)	1,209,887	1,738,226
2,700	ALLIED WORLD ASSURANCE CO. HOLDINGS A.G.(c)	86,630	304,587
8,300	ALLSTATE (THE) CORP.	197,623	452,682
800	AMERICAN CAMPUS COMMUNITIES, INC.	29,381	25,768
6,400	AMERICAN CAPITAL AGENCY CORP.	149,488	123,456
18,333	AMERICAN EXPRESS CO.	546,904	1,663,353
1,800	AMERICAN FINANCIAL GROUP, INC.	29,745	103,896

See accompanying notes to the financial statements.	31	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
103,200	AMERICAN INTERNATIONAL GROUP, INC.	$2,988,552	5,268,360
22,580	AMERICAN INTERNATIONAL GROUP, INC. - (FRACTIONAL SHARES)	-	-
3,450	AMERICAN TOWER CORP.	159,151	275,379
5,191	AMERIPRISE FINANCIAL, INC.	160,907	597,225
13,800	ANNALY CAPITAL MANAGEMENT, INC.	163,944	137,586
4,748	AON PLC(c)	110,582	398,310
3,628	APARTMENT INVESTMENT & MANAGEMENT CO., CLASS A	39,421	94,001
4,800	ARCH CAPITAL GROUP LTD.(b)(c)	101,982	286,512
1,600	ARTHUR J GALLAGHER & CO.	34,040	75,088
2,500	ASSURANT, INC.	60,538	165,925
2,000	ASSURED GUARANTY LTD.(c)	24,580	47,180
734	AVALONBAY COMMUNITIES, INC.	31,138	86,781
900	AXIS CAPITAL HOLDINGS LTD.(c)	23,391	42,813
432,000	BANK OF AMERICA CORP.	4,490,969	6,726,240
61,954	BANK OF NEW YORK MELLON (THE) CORP.	1,443,268	2,164,673
43,078	BB&T CORP.	1,067,364	1,607,671
28,000	BERKSHIRE HATHAWAY, INC., CLASS B(b)	2,296,518	3,319,680
2,500	BIOMED REALTY TRUST, INC.	44,395	45,300
1,600	BLACKROCK, INC.	300,619	506,352
95,261	BOSTON PRIVATE FINANCIAL HOLDINGS, INC.	1,001,243	1,202,194
3,388	BOSTON PROPERTIES, INC.	171,468	340,054
2,800	BRANDYWINE REALTY TRUST	31,584	39,452
1,600	BRE PROPERTIES, INC.	50,588	87,536
900	CAMDEN PROPERTY TRUST	24,065	51,192
59,800	CAMPUS CREST COMMUNITIES, INC.	618,781	562,718
29,984	CAPITAL ONE FINANCIAL CORP.	1,286,775	2,297,074
16,000	CAPITALSOURCE, INC.	78,410	229,920
5,300	CBL & ASSOCIATES PROPERTIES, INC.	96,937	95,188
2,500	CBRE GROUP, INC., CLASS A(b)	50,579	65,750
21,400	CHARLES SCHWAB (THE) CORP.	186,608	556,400
36,400	CHIMERA INVESTMENT CORP.	93,008	112,840
2,700	CHUBB (THE) CORP.	86,607	260,901
2,800	CIT GROUP, INC.	100,145	145,964
44,281	CITIGROUP, INC.	1,542,166	2,307,483
2,000	CITY NATIONAL CORP.	75,539	158,440
3,065	CME GROUP, INC.	124,760	240,480
1,100	CNA FINANCIAL CORP.	25,102	47,179
800	COMERICA, INC.	25,288	38,032
735	COMMERCE BANCSHARES, INC.	25,578	33,009
4,800	CORPORATE OFFICE PROPERTIES TRUST	107,278	113,712
3,045	CORRECTIONS CORP. OF AMERICA	64,833	97,653
2,216	CULLEN/FROST BANKERS, INC.	122,545	164,937
8,500	DDR CORP.	114,409	130,645
46,985	DIGITAL REALTY TRUST, INC.	2,424,615	2,307,903
16,287	DISCOVER FINANCIAL SERVICES	233,079	911,258
5,200	DOUGLAS EMMETT, INC.	59,297	121,108
1,700	DUKE REALTY CORP.	28,496	25,568
6,000	E*TRADE FINANCIAL CORP.(b)	48,576	117,840
1,100	EAST WEST BANCORP, INC.	25,190	38,467
25,213	ENDURANCE SPECIALTY HOLDINGS LTD.(c)	969,684	1,479,247
800	EQUITY LIFESTYLE PROPERTIES, INC.	26,920	28,984
8,216	EQUITY RESIDENTIAL	331,618	426,164
400	ESSEX PROPERTY TRUST, INC.	61,703	57,404
900	FEDERAL REALTY INVESTMENT TRUST	48,326	91,269
1,600	FIDELITY NATIONAL FINANCIAL, INC., CLASS A	24,512	51,920
25,300	FIFTH THIRD BANCORP	220,963	532,059
400	FIRST CITIZENS BANCSHARES, INC., CLASS A	57,523	89,052
30,500	FIRST HORIZON NATIONAL CORP.	193,065	355,325
28,087	FIRST INTERSTATE BANCSYSTEM, INC.	405,231	796,828
15,200	FIRST NIAGARA FINANCIAL GROUP, INC.	120,688	161,424
10,077	FRANKLIN RESOURCES, INC.	189,834	581,745
500	GAMING AND LEISURE PROPERTIES, INC.(b)	19,716	25,405
6,400	GENERAL GROWTH PROPERTIES, INC.	122,757	128,448
10,800	GENWORTH FINANCIAL, INC., CLASS A(b)	57,035	167,724
108,000	GETTY REALTY CORP.	1,769,035	1,983,960
8,500	GOLDMAN SACHS GROUP (THE), INC.	723,238	1,506,710

See accompanying notes to the financial statements.	32	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
3,500	GREENHILL & CO., INC.	$106,120	202,790
3,700	HARTFORD FINANCIAL SERVICES GROUP, INC.	62,228	134,051
1,000	HCC INSURANCE HOLDINGS, INC.	24,155	46,140
7,600	HCP, INC.	126,683	276,032
4,300	HEALTH CARE REIT, INC.	224,972	230,351
8,500	HEALTHCARE TRUST OF AMERICA, INC., CLASS A	98,569	83,640
500	HOME PROPERTIES, INC.	30,360	26,810
2,900	HOSPITALITY PROPERTIES TRUST	49,578	78,387
16,122	HOST HOTELS & RESORTS, INC.	138,445	313,412
678	HOWARD HUGHES (THE) CORP.(b)	20,502	81,428
10,500	HUDSON CITY BANCORP, INC.	65,625	99,015
35,000	HUNTINGTON BANCSHARES, INC.	169,771	337,750
2,400	ING US, INC.	64,032	84,360
1,401	INTERCONTINENTALEXCHANGE GROUP, INC.	186,357	315,113
11,400	INVESCO LTD.	176,069	414,960
33,700	JANUS CAPITAL GROUP, INC.	222,792	416,869
700	JONES LANG LASALLE, INC.	39,950	71,673
60,546	JPMORGAN CHASE & CO.	1,549,200	3,540,730
11,700	KEYCORP	80,298	157,014
600	KILROY REALTY CORP.	31,708	30,108
8,201	KIMCO REALTY CORP.	97,606	161,970
3,752	LEGG MASON, INC.	52,584	163,137
4,700	LEUCADIA NATIONAL CORP.	95,768	133,198
1,100	LIBERTY PROPERTY TRUST	23,946	37,257
1,100	LINCOLN NATIONAL CORP.	22,715	56,782
6,000	LOEWS CORP.	131,444	289,440
2,000	M&T BANK CORP.	145,114	232,840
5,123	MACERICH (THE) CO.	121,389	301,693
200	MARKEL CORP.(b)	67,789	116,070
5,478	MARSH & MCLENNAN COS., INC.	153,199	264,916
3,100	MBIA, INC.(b)	25,265	37,014
3,600	MCGRAW HILL FINANCIAL, INC.	84,305	281,520
1,300	MERCURY GENERAL CORP.	38,018	64,623
12,400	METLIFE, INC.	380,550	668,608
1,200	MID-AMERICA APARTMENT COMMUNITIES, INC.	78,360	72,888
2,200	MOODY’S CORP.	77,502	172,634
21,600	MORGAN STANLEY	332,129	677,376
3,900	MSCI, INC.(b)	124,722	170,508
1,800	NASDAQ OMX GROUP (THE), INC.	45,036	71,640
199,375	NEW RESIDENTIAL INVESTMENT CORP.	1,155,570	1,331,825
7,649	NEW YORK COMMUNITY BANCORP, INC.	86,776	128,886
266,320	NEWCASTLE INVESTMENT CORP.	1,252,598	1,528,677
2,502	NORTHERN TRUST CORP.	120,110	154,849
247,100	OLD REPUBLIC INTERNATIONAL CORP.	2,450,161	4,267,417
2,200	PARTNERRE LTD.(c)	119,028	231,946
5,200	PEOPLE’S UNITED FINANCIAL, INC.	68,068	78,624
56,770	PHH CORP.(b)	1,265,412	1,382,349
4,385	PLUM CREEK TIMBER CO., INC.	105,969	203,946
26,027	PNC FINANCIAL SERVICES GROUP (THE), INC.	1,363,412	2,019,175
1,600	POPULAR, INC.(b)(c)	33,280	45,968
32,300	PRINCIPAL FINANCIAL GROUP, INC.	1,223,487	1,592,713
6,048	PROGRESSIVE (THE) CORP.	80,691	164,929
10,169	PROLOGIS, INC.	257,893	375,744
2,200	PROTECTIVE LIFE CORP.	24,849	111,452
8,500	PRUDENTIAL FINANCIAL, INC.	257,378	783,870
2,561	PUBLIC STORAGE	280,282	385,482
6,972	RAYONIER, INC.	104,763	293,521
700	REALOGY HOLDINGS CORP.(b)	30,338	34,629
2,700	REALTY INCOME CORP.	60,062	100,791
3,900	REGENCY CENTERS CORP.	91,178	180,570
15,799	REGIONS FINANCIAL CORP.	86,452	156,252
2,900	RENAISSANCERE HOLDINGS LTD.(c)	136,230	282,286
9,800	RETAIL PROPERTIES OF AMERICA, INC., CLASS A	87,395	124,656
7,500	SEI INVESTMENTS CO.	108,537	260,475
3,900	SENIOR HOUSING PROPERTIES TRUST	81,098	86,697
400	SIGNATURE BANK(b)	29,712	42,968
132,000	SILVER BAY REALTY TRUST CORP.	2,412,967	2,110,680
3,595	SIMON PROPERTY GROUP, INC.	157,583	547,015

See accompanying notes to the financial statements.	33	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
1,900	SL GREEN REALTY CORP.	$58,204	175,522
12,600	SLM CORP.	134,787	331,128
3,000	SPIRIT REALTY CAPITAL, INC.	28,555	29,490
4,400	ST. JOE (THE) CO.(b)	69,320	84,436
1,200	STARWOOD PROPERTY TRUST, INC.	29,671	33,240
6,000	STATE STREET CORP.	262,103	440,340
36,220	STONEGATE MORTGAGE CORP.(b)	615,094	598,717
6,634	SUNTRUST BANKS, INC.	92,816	244,197
60,320	SYMETRA FINANCIAL CORP.	695,827	1,143,667
25,600	SYNOVUS FINANCIAL CORP.	48,740	92,160
6,349	T ROWE PRICE GROUP, INC.	125,884	531,856
2,100	TAUBMAN CENTERS, INC.	59,593	134,232
12,000	TCF FINANCIAL CORP.	111,496	195,000
2,600	TFS FINANCIAL CORP.(b)	25,038	31,499
3,600	TORCHMARK CORP.	95,047	281,340
10,688	TRAVELERS (THE) COS., INC.	378,568	967,691
4,100	UDR, INC.	65,319	95,735
1,600	UNUM GROUP	33,328	56,128
17,885	US BANCORP	325,796	722,554
1,100	VALIDUS HOLDINGS LTD.(c)	23,556	44,319
3,200	VALLEY NATIONAL BANCORP	29,792	32,384
3,800	VENTAS, INC.	201,381	217,664
2,600	VORNADO REALTY TRUST	198,652	230,854
2,900	WADDELL & REED FINANCIAL, INC., CLASS A	75,336	188,848
41,660	WASHINGTON FEDERAL, INC.	721,829	970,261
2,100	WEINGARTEN REALTY INVESTORS	30,002	57,582
86,145	WELLS FARGO & CO.	1,255,316	3,910,983
5,300	WEYERHAEUSER CO.	159,708	167,321
262	WHITE MOUNTAINS INSURANCE GROUP LTD.	136,992	158,007
1,106	WR BERKLEY CORP.	29,276	47,989
4,900	XL GROUP PLC(c)	95,648	156,016
3,000	ZIONS BANCORPORATION	56,955	89,880
		56,149,662	91,584,647	17.51%
Health Care:
17,435	ABBOTT LABORATORIES	380,902	668,284
23,735	ABBVIE, INC.	606,253	1,253,445
3,175	ACTAVIS PLC(b)	79,361	533,400
4,503	AETNA, INC.	34,521	308,861
5,600	AGILENT TECHNOLOGIES, INC.	221,244	320,264
4,200	ALERE, INC.(b)	77,812	152,040
3,000	ALEXION PHARMACEUTICALS, INC.(b)	58,087	399,180
5,507	ALLERGAN, INC.	201,259	611,718
7,200	AMERISOURCEBERGEN CORP.	115,968	506,232
16,000	AMGEN, INC.	64,848	1,826,560
4,200	BAXTER INTERNATIONAL, INC.	220,382	292,110
17,970	BAYER A.G. ADR(c)(d)	1,257,826	2,551,740
2,500	BECTON DICKINSON AND CO.	143,665	276,225
5,750	BIOGEN IDEC, INC.(b)	72,723	1,608,562
900	BIOMARIN PHARMACEUTICAL, INC.(b)	45,432	63,243
32,800	BOSTON SCIENTIFIC CORP.(b)	182,160	394,256
27,500	BRISTOL-MYERS SQUIBB CO.	730,394	1,461,625
19,435	CARDINAL HEALTH, INC.	818,428	1,298,452
78,000	CAREFUSION CORP.(b)	1,937,401	3,105,960
1,100	CATAMARAN CORP.(b)	32,791	52,228
7,036	CELGENE CORP.(b)	198,565	1,188,803
3,600	CERNER CORP.(b)	40,603	200,664
5,700	CIGNA CORP.	89,680	498,636
3,400	COMMUNITY HEALTH SYSTEMS, INC.(b)	58,650	133,518
4,100	COVIDIEN PLC(c)	186,882	279,210
1,200	CR BARD, INC.	72,420	160,728
2,850	DAVITA HEALTHCARE PARTNERS, INC.(b)	21,812	180,604
3,700	DENTSPLY INTERNATIONAL, INC.	102,582	179,376
3,800	EDWARDS LIFESCIENCES CORP.(b)	118,152	249,888
8,700	ELI LILLY & CO.	294,176	443,700
4,200	ENDO HEALTH SOLUTIONS, INC.(b)	110,376	283,332
16,502	EXPRESS SCRIPTS HOLDING CO.(b)	241,921	1,159,100
4,300	FOREST LABORATORIES, INC.(b)	149,131	258,129

See accompanying notes to the financial statements.	34	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
27,920	GILEAD SCIENCES, INC.(b)	$226,342	2,098,188
600	HCA HOLDINGS, INC.(b)	29,130	28,626
6,900	HEALTH MANAGEMENT ASSOCIATES, INC., CLASS A(b)	44,746	90,390
1,300	HEALTH NET, INC.(b)	31,603	38,571
58,140	HEALTHSOUTH CORP.	1,044,126	1,937,225
1,900	HENRY SCHEIN, INC.(b)	86,166	217,094
56,208	HOLOGIC, INC.(b)	966,922	1,256,249
54,292	HOSPIRA, INC.(b)	1,860,066	2,241,174
16,486	HUMANA, INC.	984,907	1,701,685
1,400	IDEXX LABORATORIES, INC.(b)	60,410	148,918
2,300	ILLUMINA, INC.(b)	98,233	254,426
300	INTUITIVE SURGICAL, INC.(b)	112,800	115,224
70,493	JOHNSON & JOHNSON	3,345,265	6,456,454
800	LABORATORY CORP. OF AMERICA HOLDINGS(b)	18,788	73,096
1,873	LIFE TECHNOLOGIES CORP.(b)	59,724	141,973
5,700	MCKESSON CORP.	202,596	919,980
16,900	MEDTRONIC, INC.	617,995	969,891
49,878	MERCK & CO., INC.	1,199,047	2,496,394
1,321	METTLER-TOLEDO INTERNATIONAL, INC.(b)	91,350	320,461
4,600	MYLAN, INC.(b)	85,192	199,640
21,945	NOVARTIS A.G. ADR(c)(d)	1,287,171	1,763,939
1,600	PATTERSON COS., INC.	29,864	65,920
3,400	PERKINELMER, INC.	53,706	140,182
2,900	PERRIGO CO. PLC	109,538	445,034
153,888	PFIZER, INC.	1,333,340	4,713,589
200	PHARMACYCLICS, INC.(b)	22,290	21,156
3,900	QIAGEN N.V.(b)(c)	70,824	92,859
35,454	QUEST DIAGNOSTICS, INC.	1,931,110	1,898,207
1,200	REGENERON PHARMACEUTICALS, INC.(b)	187,859	330,288
4,000	RESMED, INC.	81,990	188,320
600	SALIX PHARMACEUTICALS LTD.(b)	24,294	53,964
5,360	SANOFI ADR(c)(d)	283,839	287,457
900	SIRONA DENTAL SYSTEMS, INC.(b)	38,745	63,180
4,539	ST. JUDE MEDICAL, INC.	114,088	281,191
4,700	STRYKER CORP.	18,139	353,158
22,645	TELEFLEX, INC.	1,222,836	2,125,460
35,670	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(c)(d)	1,376,046	1,429,654
6,700	THERMO FISHER SCIENTIFIC, INC.	138,728	746,045
35,600	TRIPLE-S MANAGEMENT CORP., CLASS B(b)(c)	693,488	692,064
400	UNITED THERAPEUTICS CORP.(b)	21,372	45,232
16,802	UNITEDHEALTH GROUP, INC.	263,626	1,265,191
2,036	UNIVERSAL HEALTH SERVICES, INC., CLASS B	38,822	165,445
29,760	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.(b)	878,700	3,493,824
4,700	VARIAN MEDICAL SYSTEMS, INC.(b)	173,242	365,143
3,000	VERTEX PHARMACEUTICALS, INC.(b)	74,805	222,900
2,600	WATERS CORP.(b)	60,997	260,000
9,249	WELLPOINT, INC.	325,438	854,515
3,374	ZIMMER HOLDINGS, INC.	140,047	314,423
3,500	ZOETIS, INC.	116,305	114,415
		31,243,064	67,398,487	12.89%
Industrials:
10,287	3M CO.	693,042	1,442,752
948	ACCO BRANDS CORP.(b)	3,315	6,371
5,250	ADT (THE) CORP.(b)	121,803	212,467
1,410	AGCO CORP.	54,377	83,458
75,330	AIR LEASE CORP.	1,868,329	2,341,256
1,533	ALLEGION PLC(b)(c)	40,913	67,743
5,175	AMETEK, INC.	73,220	272,567
1,700	B/E AEROSPACE, INC.(b)	47,625	147,951
29,760	BOEING (THE) CO.	1,404,260	4,061,942
2,200	CARLISLE COS., INC.	45,116	174,680
11,004	CATERPILLAR, INC.	295,368	999,273
2,500	CHICAGO BRIDGE & IRON CO. N.V.(c)	50,995	207,850
2,027	CON-WAY, INC.	44,529	80,492
800	COPA HOLDINGS S.A., CLASS A(c)	32,618	128,088
3,948	CRANE CO.	66,572	265,503
27,900	CSX CORP.	97,923	802,683
3,700	CUMMINS, INC.	50,756	521,589

See accompanying notes to the financial statements.	35	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
11,163	DANAHER CORP.	$255,642	861,784
7,300	DEERE & CO.	199,160	666,709
10,100	DELTA AIR LINES, INC.	100,965	277,447
1,460	DONALDSON CO., INC.	38,557	63,452
2,125	DOVER CORP.	73,614	205,147
19,006	DUN & BRADSTREET (THE) CORP.	1,389,386	2,332,986
8,384	EATON CORP. PLC(c)	152,450	638,190
15,500	EMERSON ELECTRIC CO.	422,332	1,087,790
195,600	EXELIS, INC.	2,224,286	3,728,136
900	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	26,150	39,825
2,800	FASTENAL CO.	93,915	133,028
6,653	FEDEX CORP.	130,734	956,502
300	FLOWSERVE CORP.	14,470	23,649
1,950	FLUOR CORP.	26,013	156,565
4,300	FORTUNE BRANDS HOME & SECURITY, INC.	33,889	196,510
1,400	GATX CORP.	24,276	73,038
2,500	GENERAL CABLE CORP.	60,825	73,525
3,900	GENERAL DYNAMICS CORP.	260,595	372,645
311,600	GENERAL ELECTRIC CO.	4,860,340	8,734,148
1,600	HARSCO CORP.	28,236	44,848
6,600	HERTZ GLOBAL HOLDINGS, INC.(b)	37,676	188,892
10,988	HONEYWELL INTERNATIONAL, INC.	392,766	1,003,974
1,200	HUBBELL, INC., CLASS B	43,310	130,680
610	HUNTINGTON INGALLS INDUSTRIES, INC.	14,978	54,906
2,500	IDEX CORP.	58,238	184,625
700	IHS, INC., CLASS A(b)	30,838	83,790
5,624	ILLINOIS TOOL WORKS, INC.	205,252	472,866
4,600	INGERSOLL-RAND PLC(c)	160,916	283,360
1,524	IRON MOUNTAIN, INC.	35,583	46,253
28,800	ITT CORP.	517,715	1,250,496
1,468	JACOBS ENGINEERING GROUP, INC.(b)	29,713	92,469
2,100	JB HUNT TRANSPORT SERVICES, INC.	40,530	162,330
176,290	JETBLUE AIRWAYS CORP.(b)	1,122,110	1,507,279
26,038	JOY GLOBAL, INC.	1,400,097	1,522,963
2,900	KANSAS CITY SOUTHERN	46,328	359,107
60,746	KBR, INC.	1,887,233	1,937,190
400	KIRBY CORP.(b)	24,760	39,700
1,100	L-3 COMMUNICATIONS HOLDINGS, INC.	49,763	117,546
1,200	LANDSTAR SYSTEM, INC.	38,351	68,940
88,050	LATAM AIRLINES GROUP S.A. ADR(c)(d)	1,428,085	1,436,096
900	LENNOX INTERNATIONAL, INC.	26,811	76,554
1,400	LINCOLN ELECTRIC HOLDINGS, INC.	28,970	99,876
3,900	LOCKHEED MARTIN CORP.	194,786	579,774
4,800	MANITOWOC (THE) CO., INC.	47,568	111,936
2,475	MANPOWERGROUP, INC.	81,958	212,504
13,200	MASCO CORP.	97,548	300,564
2,200	NAVISTAR INTERNATIONAL CORP.(b)	47,586	84,018
2,000	NIELSEN HOLDINGS N.V.	61,200	91,780
700	NORDSON CORP.	29,470	52,010
4,760	NORFOLK SOUTHERN CORP.	99,373	441,871
3,660	NORTHROP GRUMMAN CORP.	139,878	419,473
6,300	OSHKOSH CORP.	109,053	317,394
1,100	OWENS CORNING(b)	22,578	44,792
8,389	PACCAR, INC.	91,278	496,377
2,200	PALL CORP.	55,214	187,770
2,850	PARKER HANNIFIN CORP.	123,853	366,624
2,519	PENTAIR LTD. (REGISTERED)(c)	73,408	195,651
2,000	PRECISION CASTPARTS CORP.	118,921	538,600
4,100	QUANTA SERVICES, INC.(b)	52,132	129,396
5,700	RAYTHEON CO.	160,192	516,990
3,100	REPUBLIC SERVICES, INC.	92,639	102,920
5,250	ROCKWELL AUTOMATION, INC.	73,987	620,340
5,214	ROCKWELL COLLINS, INC.	154,727	385,419
300	ROPER INDUSTRIES, INC.	19,526	41,604
2,800	RR DONNELLEY & SONS CO.	25,228	56,784
21,031	RYDER SYSTEM, INC.	799,624	1,551,667
700	SNAP-ON, INC.	17,991	76,664
2,700	SOLARCITY CORP.(b)	98,496	153,414

See accompanying notes to the financial statements.	36	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
54,720	SOUTHWEST AIRLINES CO.	$437,205	1,030,925
1,500	SPIRIT AEROSYSTEMS HOLDINGS, INC., CLASS A(b)	25,470	51,120
300	SPX CORP.	11,766	29,883
2,557	STANLEY BLACK & DECKER, INC.	72,048	206,324
2,000	STERICYCLE, INC.(b)	95,284	232,340
1,700	TEREX CORP.	31,637	71,383
1,100	TEXTRON, INC.	27,165	40,436
1,000	TOWERS WATSON & CO., CLASS A	56,220	127,610
18,925	TRIUMPH GROUP, INC.	1,350,506	1,439,625
10,500	TYCO INTERNATIONAL LTD.(c)	190,755	430,920
7,600	UNION PACIFIC CORP.	219,426	1,276,800
4,828	UNITED CONTINENTAL HOLDINGS, INC.(b)	104,937	182,643
10,640	UNITED PARCEL SERVICE, INC., CLASS B	635,863	1,118,051
25,130	UNITED STATIONERS, INC.	992,284	1,153,216
16,850	UNITED TECHNOLOGIES CORP.	637,288	1,917,530
24,387	UNIVERSAL FOREST PRODUCTS, INC.	889,549	1,271,538
25,543	URS CORP.	1,032,957	1,353,524
2,000	USG CORP.(b)	12,350	56,760
2,200	UTI WORLDWIDE, INC.	25,509	38,632
500	VERISK ANALYTICS, INC., CLASS A(b)	25,120	32,860
1,966	WABCO HOLDINGS, INC.(b)	30,197	183,644
1,400	WABTEC CORP.	25,602	103,978
1,650	WASTE CONNECTIONS, INC.	29,914	71,990
8,650	WASTE MANAGEMENT, INC.	135,675	388,126
1,700	WW GRAINGER, INC.	74,317	434,214
1,600	XYLEM, INC.	30,618	55,360
		33,114,495	64,978,249	12.42%
Information Technology:
7,900	ACCENTURE PLC, CLASS A(c)	398,606	649,538
7,800	ACTIVISION BLIZZARD, INC.	34,584	139,074
7,524	ADOBE SYSTEMS, INC.(b)	128,931	450,537
3,300	AKAMAI TECHNOLOGIES, INC.(b)	45,920	155,694
1,600	ALLIANCE DATA SYSTEMS CORP.(b)	75,650	420,688
5,000	ALTERA CORP.	94,155	162,650
8,600	ANALOG DEVICES, INC.	120,368	437,998
1,300	ANSYS, INC.(b)	34,888	113,360
7,800	AOL, INC.(b)	103,038	363,636
14,900	APPLE, INC.	447,676	8,360,539
12,100	APPLIED MATERIALS, INC.	130,014	214,049
700	ARROW ELECTRONICS, INC.(b)	18,814	37,975
132,050	ATMEL CORP.(b)	1,188,991	1,033,952
76,141	ATMI, INC.(b)	1,635,120	2,300,220
2,386	AUTODESK, INC.(b)	55,907	120,087
6,866	AUTOMATIC DATA PROCESSING, INC.	295,983	554,841
800	AVAGO TECHNOLOGIES LTD.(c)	26,256	42,312
2,300	AVX CORP.	24,817	32,039
9,791	BROADCOM CORP., CLASS A	151,120	290,303
2,180	BROADRIDGE FINANCIAL SOLUTIONS, INC.	33,318	86,154
4,200	CA, INC.	94,102	141,330
4,200	CADENCE DESIGN SYSTEMS, INC.(b)	24,003	58,884
167,628	CISCO SYSTEMS, INC.	1,393,890	3,763,249
4,234	CITRIX SYSTEMS, INC.(b)	47,866	267,801
6,300	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A(b)	95,625	636,174
1,500	COMPUTER SCIENCES CORP.	62,082	83,820
400	CONCUR TECHNOLOGIES, INC.(b)	27,272	41,272
6,700	CORELOGIC, INC.(b)	76,313	238,051
23,200	CORNING, INC.	181,284	413,424
2,700	CYPRESS SEMICONDUCTOR CORP.(b)	5,637	28,350
2,000	DOLBY LABORATORIES, INC., CLASS A(b)	43,420	77,120
15,500	EBAY, INC.(b)	438,007	850,795
286,000	EBIX, INC.	3,185,369	4,209,920
2,140	ECHOSTAR CORP., CLASS A(b)	36,471	106,401
8,900	ELECTRONIC ARTS, INC.(b)	125,795	204,166
34,310	EMC CORP.	233,560	862,896
900	EQUINIX, INC.(b)	69,755	159,705
1,300	F5 NETWORKS, INC.(b)	30,062	118,118
25,900	FABRINET(b)(c)	393,836	532,504

See accompanying notes to the financial statements.	37	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
26,400	FACEBOOK, INC., CLASS A(b)	$806,504	1,443,024
7,802	FIDELITY NATIONAL INFORMATION SERVICES, INC.	135,427	418,811
7,900	FISERV, INC.(b)	108,063	466,495
2,100	FLIR SYSTEMS, INC.	49,313	63,210
1,300	FORTINET, INC.(b)	24,791	24,869
3,100	FREESCALE SEMICONDUCTOR LTD.(b)	34,162	49,755
2,100	GENPACT LTD.(b)(c)	33,894	38,577
1,000	GLOBAL PAYMENTS, INC.	33,115	64,990
6,276	GOOGLE, INC., CLASS A(b)	2,675,127	7,033,576
2,800	HARRIS CORP.	37,337	195,468
31,300	HEWLETT-PACKARD CO.	555,703	875,774
1,000	IAC/INTERACTIVECORP	46,100	68,690
1,800	INFORMATICA CORP.(b)	54,045	74,700
5,200	INGRAM MICRO, INC., CLASS A(b)	68,614	121,992
154,771	INTEL CORP.	1,551,434	4,017,855
16,346	INTERNATIONAL BUSINESS MACHINES CORP.	1,296,016	3,066,019
5,000	INTUIT, INC.	103,285	381,600
1,900	ITRON, INC.(b)	65,968	78,717
900	JABIL CIRCUIT, INC.	14,140	15,696
2,567	JUNIPER NETWORKS, INC.(b)	35,912	57,937
2,600	KLA-TENCOR CORP.	86,094	167,596
4,800	LAM RESEARCH CORP.(b)	123,706	261,360
63,875	LEIDOS HOLDINGS, INC.	2,080,299	2,969,549
3,700	LENDER PROCESSING SERVICES, INC.	55,722	138,306
2,000	LEXMARK INTERNATIONAL, INC., CLASS A	30,530	71,040
5,400	LINEAR TECHNOLOGY CORP.	119,475	245,970
2,300	LINKEDIN CORP., CLASS A(b)	352,129	498,709
23,700	LSI CORP.	99,658	261,174
14,800	MARVELL TECHNOLOGY GROUP LTD.(c)	94,528	212,824
1,700	MASTERCARD, INC., CLASS A	182,282	1,420,282
4,400	MAXIM INTEGRATED PRODUCTS, INC.	76,114	122,804
4,200	MICROCHIP TECHNOLOGY, INC.	55,093	187,950
11,900	MICRON TECHNOLOGY, INC.(b)	53,372	258,944
1,000	MICROS SYSTEMS, INC.(b)	26,215	57,370
132,150	MICROSOFT CORP.	786,794	4,946,374
85,363	MOTOROLA SOLUTIONS, INC.	3,912,609	5,762,002
5,700	NETAPP, INC.	144,148	234,498
4,800	NEUSTAR, INC., CLASS A(b)	79,848	239,328
4,800	NUANCE COMMUNICATIONS, INC.(b)	63,624	72,960
8,900	NVIDIA CORP.	60,302	142,578
120,042	ORACLE CORP.	1,695,520	4,592,807
2,800	PALO ALTO NETWORKS, INC.(b)	116,508	160,916
3,666	PAYCHEX, INC.	10,315	166,913
22,200	QUALCOMM, INC.	562,630	1,648,350
4,200	RED HAT, INC.(b)	61,669	235,368
320,854	RF MICRO DEVICES, INC.(b)	1,685,134	1,655,607
8,100	SALESFORCE.COM, INC.(b)	113,766	447,039
5,300	SANDISK CORP.	51,148	373,862
36,499	SCIENCE APPLICATIONS INTERNATIONAL CORP.	940,934	1,207,022
5,500	SEAGATE TECHNOLOGY PLC(c)	51,728	308,880
3,700	SERVICENOW, INC.(b)	139,416	207,237
500	SPLUNK, INC.(b)	25,870	34,335
15,519	SYMANTEC CORP.	88,098	365,938
800	SYNOPSYS, INC.(b)	13,284	32,456
27,395	TE CONNECTIVITY LTD.(c)	952,398	1,509,738
4,500	TERADATA CORP.(b)	73,317	204,705
4,400	TERADYNE, INC.(b)	40,150	77,528
17,400	TEXAS INSTRUMENTS, INC.	280,527	764,034
2,700	TOTAL SYSTEM SERVICES, INC.	60,453	89,856
5,000	TRIMBLE NAVIGATION LTD.(b)	38,162	173,500
900	VERISIGN, INC.(b)	40,779	53,802
7,700	VISA, INC., CLASS A	573,157	1,714,636
7,800	VISHAY INTERTECHNOLOGY, INC.(b)	48,931	103,428
557	VISHAY PRECISION GROUP, INC.(b)	5,692	8,294
1,500	VMWARE, INC., CLASS A(b)	47,284	134,565
5,900	WESTERN DIGITAL CORP.	91,433	495,010
10,100	WESTERN UNION (THE) CO.	131,323	174,225
3,000	WORKDAY, INC., CLASS A(b)	180,280	249,480

See accompanying notes to the financial statements.	38	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
92,802	XEROX CORP.	$630,591	1,129,400
6,750	XILINX, INC.	47,180	309,960
20,640	YAHOO!, INC.(b)	228,331	834,682
60,000	ZYNGA, INC., CLASS A(b)	160,272	228,000
		37,006,277	85,280,572	16.30%
Materials:
2,775	AIR PRODUCTS & CHEMICALS, INC.	126,374	310,189
400	AIRGAS, INC.	16,882	44,740
1,300	ALBEMARLE CORP.	29,152	82,407
1,600	ALLEGHENY TECHNOLOGIES, INC.	39,592	57,008
800	APTARGROUP, INC.	27,324	54,248
1,600	ASHLAND, INC.	47,358	155,264
700	AVERY DENNISON CORP.	25,347	35,133
2,564	BALL CORP.	10,015	132,456
3,000	BEMIS CO., INC.	66,889	122,880
13,034	BOISE CASCADE CO.(b)	364,346	384,242
600	CELANESE CORP., SERIES A	24,630	33,186
1,100	CF INDUSTRIES HOLDINGS, INC.	97,135	256,344
9,000	CLIFFS NATURAL RESOURCES, INC.	171,988	235,890
500	COMPASS MINERALS INTERNATIONAL, INC.	27,452	40,025
42,780	CROWN HOLDINGS, INC.(b)	1,312,976	1,906,705
700	CYTEC INDUSTRIES, INC.	25,564	65,212
1,000	DOMTAR CORP.(c)	52,480	94,340
17,700	DOW CHEMICAL (THE) CO.	441,871	785,880
15,225	E.I. DU PONT DE NEMOURS & CO.	485,530	989,168
438	EAGLE MATERIALS, INC.	1,727	33,914
3,000	EASTMAN CHEMICAL CO.	58,012	242,100
3,991	ECOLAB, INC.	137,417	416,142
20,496	FREEPORT-MCMORAN COPPER & GOLD, INC.	517,188	773,519
900	GREIF, INC., CLASS A	27,104	47,160
3,683	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	79,231	316,664
9,431	INTERNATIONAL PAPER CO.	117,152	462,402
22,726	LSB INDUSTRIES, INC.(b)	739,156	932,221
4,300	LYONDELLBASELL INDUSTRIES N.V., CLASS A	196,669	345,204
700	MARTIN MARIETTA MATERIALS, INC.	27,965	69,958
2,875	MEADWESTVACO CORP.	27,016	106,174
23,800	MOLYCORP, INC.(b)	135,660	133,756
10,115	MONSANTO CO.	47,604	1,178,903
39,649	MOSAIC (THE) CO.	1,911,619	1,874,208
96,000	NEWMONT MINING CORP.	2,343,871	2,210,880
21,179	NUCOR CORP.	822,174	1,130,535
58,840	OWENS-ILLINOIS, INC.(b)	1,480,462	2,105,295
2,100	PACKAGING CORP. OF AMERICA	30,902	132,888
3,986	PPG INDUSTRIES, INC.	180,558	755,985
6,450	PRAXAIR, INC.	258,706	838,694
2,200	RELIANCE STEEL & ALUMINUM CO.	61,215	166,848
400	ROCK TENN CO., CLASS A	29,220	42,004
2,300	ROYAL GOLD, INC.	111,970	105,961
6,500	RPM INTERNATIONAL, INC.	72,503	269,815
26,549	RTI INTERNATIONAL METALS, INC.(b)	631,794	908,241
118,400	SEALED AIR CORP.	2,332,433	4,031,520
1,585	SHERWIN-WILLIAMS (THE) CO.	72,398	290,848
3,600	SONOCO PRODUCTS CO.	74,519	150,192
3,234	SOUTHERN COPPER CORP.	38,445	92,848
8,700	STEEL DYNAMICS, INC.	95,178	169,998
1,273	SUNCOKE ENERGY, INC.(b)	8,474	29,037
1,600	UNITED STATES STEEL CORP.	30,208	47,200
3,200	VALSPAR (THE) CORP.	68,240	228,128
2,100	VULCAN MATERIALS CO.	63,441	124,782
		16,223,136	26,549,341	5.08%
Telecommunication Services:
95,890	AT&T, INC.	2,361,682	3,371,492
4,600	CROWN CASTLE INTERNATIONAL CORP.(b)	194,396	337,778
16,300	FRONTIER COMMUNICATIONS CORP.	71,611	75,795
5,100	LEVEL 3 COMMUNICATIONS, INC.(b)	115,002	169,167
5,400	NII HOLDINGS, INC.(b)	33,102	14,850

See accompanying notes to the financial statements.	39	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Telecommunication Services (Cont’d):
700	SBA COMMUNICATIONS CORP., CLASS A(b)	$53,338	62,888
10,940	SPRINT CORP.(b)	26,341	117,605
5,435	TELEPHONE & DATA SYSTEMS, INC.	109,150	140,114
1,500	T-MOBILE US, INC.(b)	13,875	50,460
2,300	TW TELECOM, INC.(b)	58,604	70,081
43,383	VERIZON COMMUNICATIONS, INC.	1,490,371	2,131,841
18,218	WINDSTREAM HOLDINGS, INC.	142,808	145,380
		4,670,280	6,687,451	1.28%
Utilities:
9,100	AES CORP.	99,645	132,041
4,500	AGL RESOURCES, INC.	135,198	212,535
1,000	ALLIANT ENERGY CORP.	24,835	51,600
4,000	AMEREN CORP.	114,624	144,640
9,200	AMERICAN ELECTRIC POWER CO., INC.	289,948	430,008
45,310	AMERICAN WATER WORKS CO., INC.	1,186,470	1,914,801
1,735	AQUA AMERICA, INC.	22,973	40,929
8,500	CALPINE CORP.(b)	56,653	165,835
5,800	CENTERPOINT ENERGY, INC.	66,308	134,444
10,200	CMS ENERGY CORP.	144,342	273,054
4,589	CONSOLIDATED EDISON, INC.	184,849	253,680
9,762	DOMINION RESOURCES, INC.	334,591	631,504
2,300	DTE ENERGY CO.	84,036	152,697
10,851	DUKE ENERGY CORP.	395,594	748,827
8,525	EDISON INTERNATIONAL	182,117	394,707
3,064	ENTERGY CORP.	60,101	193,859
8,124	EXELON CORP.	239,927	222,516
1,100	FIRSTENERGY CORP.	39,643	36,278
2,800	GREAT PLAINS ENERGY, INC.	43,498	67,872
3,500	ITC HOLDINGS CORP.	154,844	335,370
1,500	NATIONAL FUEL GAS CO.	38,322	107,100
5,400	NEXTERA ENERGY, INC.	259,569	462,348
6,900	NISOURCE, INC.	111,901	226,872
4,961	NORTHEAST UTILITIES	125,492	210,297
10,883	NRG ENERGY, INC.	189,415	312,560
4,800	OGE ENERGY CORP.	43,344	162,720
2,000	ONEOK, INC.	31,518	124,360
1,500	PEPCO HOLDINGS, INC.	28,485	28,695
5,900	PG&E CORP.	79,340	237,652
2,400	PINNACLE WEST CAPITAL CORP.	71,637	127,008
9,000	PPL CORP.	245,589	270,810
7,800	PUBLIC SERVICE ENTERPRISE GROUP, INC.	236,574	249,912
64,930	QUESTAR CORP.	1,096,889	1,492,741
4,800	SCANA CORP.	166,536	225,264
3,300	SEMPRA ENERGY	170,450	296,208
12,200	SOUTHERN (THE) CO.	296,910	501,542
7,600	TECO ENERGY, INC.	90,842	131,024
3,100	UGI CORP.	51,202	128,526
1,400	WESTAR ENERGY, INC.	25,767	45,038
4,820	WISCONSIN ENERGY CORP.	46,469	199,259
4,825	XCEL ENERGY, INC.	43,342	134,810
		7,309,789	12,211,943	2.33%
	Sub-total Common Stocks:	254,405,718	504,593,401	96.47%
Master Limited Partnerships:
Energy:
42,345	ATLAS PIPELINE PARTNERS L.P.	1,461,527	1,484,192
27,570	ENTERPRISE PRODUCTS PARTNERS L.P.	1,184,195	1,827,891
42,825	MAGELLAN MIDSTREAM PARTNERS L.P.	1,197,472	2,709,538
		3,843,194	6,021,621	1.15%
	Sub-total Master Limited Partnerships:	3,843,194	6,021,621	1.15%
Rights:
Energy:
15,800	EXCO RESOURCES, INC.(b)	-	2,528
Health Care:
700	SANOFI - CVR(b)(c)	-	238
	Sub-total Rights:	-	2,766	0.00%

See accompanying notes to the financial statements.	40	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Short-Term Investments:
15,630,648	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 0.01%(e)	$15,630,648	15,630,648
	Sub-total Short-Term Investments:	15,630,648	15,630,648	2.99%
	Grand total(f)	$273,879,560	526,248,436	100.61%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.

(b)	Currently non-income producing assets.

(c)

Foreign security values are stated in U.S. dollars. As of December 31, 2013, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 6.18% of net assets.

(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.60% of net assets as of December 31, 2013.

(e)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2012, the value of the Clearwater Core Equity Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was approximately $26,364,287 with net sales of approximately $10,733,639 during the fiscal year ended December 31, 2013.

(f)

At December 31, 2013, the cost for Federal income tax purposes was $273,798,849. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$253,804,887
Gross unrealized depreciation	(1,355,300)
Net unrealized appreciation	$252,449,587

See accompanying notes to the financial statements.	41	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2013

See accompanying notes to the financial statements.	42	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
22,495	1-800-FLOWERS.COM, INC., CLASS A(b)	$113,013	121,698
5,193	AMERICA’S CAR-MART, INC.(b)	232,046	219,300
44,155	ARCTIC CAT, INC.	1,802,343	2,515,952
55,726	BEBE STORES, INC.	315,898	296,462
179	BIGLARI HOLDINGS, INC.(b)	85,850	90,689
11,137	BJ’S RESTAURANTS, INC.(b)	288,158	345,915
106,202	BLACK DIAMOND, INC.(b)	867,854	1,415,673
18,402	BRAVO BRIO RESTAURANT GROUP, INC.(b)	296,883	299,400
41,242	BUILD-A-BEAR WORKSHOP, INC.(b)	297,220	311,377
11,921	CALLAWAY GOLF CO.	79,284	100,494
6,934	CATO (THE) CORP., CLASS A	191,843	220,501
8,136	CITI TRENDS, INC.(b)	133,514	138,312
69,496	COOPER TIRE & RUBBER CO.	1,291,493	1,670,684
3,032	CORE-MARK HOLDING CO., INC.	118,341	230,220
38,500	CST BRANDS, INC.	1,164,103	1,413,720
191,152	DANA HOLDING CORP.	3,852,890	3,750,402
162,000	DENNY’S CORP.(b)	628,669	1,164,780
4,883	DESTINATION MATERNITY CORP.	129,011	145,904
8,632	DESTINATION XL GROUP, INC.(b)	53,084	56,712
36,323	DGSE COS., INC.(b)	93,710	81,000
134,928	EXPRESS, INC.(b)	2,395,484	2,519,106
52,500	FEDERAL-MOGUL CORP.(b)	885,124	1,033,200
49,282	FRANCESCA’S HOLDINGS CORP.(b)	1,431,852	907,282
22,625	GAIAM, INC., CLASS A(b)	82,050	149,777
247,260	HANCOCK FABRICS, INC.(b)	315,708	267,041
32,000	HILLENBRAND, INC.	909,468	941,440
83,736	JOE’S JEANS, INC.(b)	94,863	92,110
10,692	JTH HOLDING, INC., CLASS A(b)	175,699	259,816
14,570	K12, INC.(b)	274,883	316,897
108,005	LIFELOCK, INC.(b)	1,147,378	1,772,362
33,268	LITHIA MOTORS, INC., CLASS A	1,891,411	2,309,465
20,000	MARRIOTT VACATIONS WORLDWIDE CORP.(b)	457,787	1,055,200
3,841	MULTIMEDIA GAMES HOLDING CO., INC.(b)	112,078	120,454
2,432	NATHAN’S FAMOUS, INC.(b)	120,926	122,597
156,633	OFFICE DEPOT, INC.(b)	845,693	828,589
37,000	PENSKE AUTOMOTIVE GROUP, INC.	723,337	1,744,920
156,197	PIER 1 IMPORTS, INC.	2,444,398	3,605,027
102,933	PINNACLE ENTERTAINMENT, INC.(b)	2,347,886	2,675,229
37,113	PREMIER EXHIBITIONS, INC.(b)	63,485	43,051
19,644	REMY INTERNATIONAL, INC.	382,381	458,098
25,083	RENT-A-CENTER, INC.	858,037	836,267
25,807	ROCKY BRANDS, INC.	228,153	376,008
43,000	SALLY BEAUTY HOLDINGS, INC.(b)	366,257	1,299,890
20,696	SHOE CARNIVAL, INC.	455,227	600,391
18,226	SHUTTERFLY, INC.(b)	922,364	928,250
45,000	STARZ, CLASS A(b)	840,237	1,315,800
15,225	SUPERIOR INDUSTRIES INTERNATIONAL, INC.	300,849	314,092
17,218	TOWER INTERNATIONAL, INC.(b)	377,117	368,465
15,500	VAIL RESORTS, INC.	580,317	1,166,065
10,594	WINNEBAGO INDUSTRIES, INC.(b)	285,033	290,805
73,984	WOLVERINE WORLD WIDE, INC.	1,045,198	2,512,497
		35,395,887	45,819,386	13.36%
Consumer Staples:
123,127	COTT CORP.(c)	1,002,056	992,404
11,462	DIAMOND FOODS, INC.(b)	214,170	296,178
41,289	FEMALE HEALTH (THE) CO.	363,996	350,957
60,750	FLOWERS FOODS, INC.	511,723	1,304,302
35,208	FRESH MARKET (THE), INC.(b)	1,452,020	1,425,924
54,306	INTER PARFUMS, INC.	1,010,755	1,944,698
99,227	JAMMIN JAVA CORP.(b)	44,641	35,722
18,213	MEDIFAST, INC.(b)	286,379	475,906
26,222	OMEGA PROTEIN CORP.(b)	216,459	322,268
44,826	PANTRY (THE), INC.(b)	601,531	752,180
15,540	PRIMO WATER CORP.(b)	41,645	40,870
21,416	S&W SEED CO.(b)	107,269	148,841
7,087	SENECA FOODS CORP., CLASS A(b)	154,404	226,004

See accompanying notes to the financial statements.	43	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples (Cont’d):
40,000	SNYDERS-LANCE, INC.	$898,946	1,148,800
11,305	SPARTAN STORES, INC.	264,168	274,485
47,452	SPECTRUM BRANDS HOLDINGS, INC.	1,301,023	3,347,739
13,631	TREEHOUSE FOODS, INC.(b)	953,311	939,449
		9,424,496	14,026,727	4.09%
Energy:
20,297	ALON USA ENERGY, INC.	249,366	335,712
37,000	BONANZA CREEK ENERGY, INC.(b)	1,137,821	1,608,390
46,315	CARRIZO OIL & GAS, INC.(b)	1,213,389	2,073,523
79,128	CLOUD PEAK ENERGY, INC.(b)	1,424,592	1,424,304
8,969	COMSTOCK RESOURCES, INC.	128,606	164,043
122,844	DAKOTA PLAINS HOLDINGS, INC.(b)	418,302	282,541
9,000	DRIL-QUIP, INC.(b)	416,938	989,370
9,923	EVOLUTION PETROLEUM CORP.	110,846	122,450
75,184	FORBES ENERGY SERVICES LTD.(b)	293,310	245,852
23,000	GULFPORT ENERGY CORP.(b)	633,941	1,452,450
49,500	HELIX ENERGY SOLUTIONS GROUP, INC.(b)	1,043,100	1,147,410
397,816	HERCULES OFFSHORE, INC.(b)	2,297,587	2,597,738
48,309	HORNBECK OFFSHORE SERVICES, INC.(b)	1,922,128	2,378,252
32,000	OASIS PETROLEUM, INC.(b)	564,228	1,503,040
44,113	PETROQUEST ENERGY, INC.(b)	191,648	190,568
14,035	RESOLUTE ENERGY CORP.(b)	116,377	126,736
26,442	ROSETTA RESOURCES, INC.(b)	1,250,701	1,270,274
38,500	SANCHEZ ENERGY CORP.(b)	878,506	943,635
28,757	STEEL EXCEL, INC.(b)	774,968	848,619
85,900	TRIANGLE PETROLEUM CORP.(b)	916,003	714,688
		15,982,357	20,419,595	5.95%
Financials:
61,689	AMERICAN EQUITY INVESTMENT LIFE HOLDING CO.	1,092,231	1,627,356
12,595	AMERICAN NATIONAL BANKSHARES, INC.	255,148	330,619
22,714	AMREIT, INC.	401,243	381,595
73,245	AMTRUST FINANCIAL SERVICES, INC.	1,534,468	2,394,379
3,763	ASHFORD HOSPITALITY PRIME, INC.	80,340	68,487
26,859	ASHFORD HOSPITALITY TRUST, INC.	200,889	222,393
24,883	ASSOCIATED ESTATES REALTY CORP.	370,463	399,372
42,000	BANCORPSOUTH, INC.	816,306	1,067,640
17,357	BERKSHIRE HILLS BANCORP, INC.	396,310	473,325
9,190	BNC BANCORP	77,218	157,517
96,429	BROOKLINE BANCORP, INC.	831,390	922,826
7,531	BSB BANCORP, INC.(b)	104,924	113,643
234,745	CAMPUS CREST COMMUNITIES, INC.	2,492,857	2,208,950
33,338	CAPE BANCORP, INC.	311,944	338,714
67,500	CAPITOL FEDERAL FINANCIAL, INC.	846,025	817,425
26,000	CBOE HOLDINGS, INC.	613,951	1,350,960
66,525	CHARTER FINANCIAL CORP.	677,808	716,474
80,128	CHESAPEAKE LODGING TRUST	1,363,783	2,026,437
33,294	CHEVIOT FINANCIAL CORP.	369,046	345,925
5,414	CHICOPEE BANCORP, INC.	92,705	94,258
5,839	COMMUNITY TRUST BANCORP, INC.	188,614	263,689
25,768	CORRECTIONS CORP. OF AMERICA	799,974	826,380
138,651	COUSINS PROPERTIES, INC.	1,408,958	1,428,105
19,547	DONEGAL GROUP, INC., CLASS A	310,920	310,797
14,093	EMC INSURANCE GROUP, INC.	313,950	431,528
5,599	EVANS BANCORP, INC.	115,674	118,867
28,869	FARMERS NATIONAL BANC CORP.	184,999	189,092
23,166	FINANCIAL INSTITUTIONS, INC.	400,645	572,432
49,000	FIRST AMERICAN FINANCIAL CORP.	686,144	1,381,800
22,494	FIRST COMMUNITY BANCSHARES, INC.	352,810	375,650
5,284	FIRST CONNECTICUT BANCORP, INC.	74,716	85,178
14,277	FIRST FINANCIAL CORP.	422,877	521,967
116,437	FIRSTMERIT CORP.	1,743,488	2,588,395
20,535	FLUSHING FINANCIAL CORP.	326,021	425,074
50,000	FORESTAR GROUP, INC.(b)	940,728	1,063,500
15,573	FRANKLIN FINANCIAL CORP.(b)	217,750	308,034
2,979	GERMAN AMERICAN BANCORP, INC.	85,389	84,902
11,424	GETTY REALTY CORP.	179,405	209,859
13,058	HAMPDEN BANCORP, INC.	210,199	214,282

See accompanying notes to the financial statements.	44	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
32,909	HANMI FINANCIAL CORP.	$708,808	720,378
20,000	HANOVER INSURANCE GROUP (THE), INC.	1,071,683	1,194,200
11,171	HENNESSY ADVISORS, INC.	39,089	125,115
27,321	HERITAGE FINANCIAL CORP.	386,985	467,462
31,966	HERITAGE FINANCIAL GROUP, INC.	479,950	615,345
14,178	HORACE MANN EDUCATORS CORP.	178,549	447,174
19,500	IBERIABANK CORP.	928,547	1,225,575
65,253	INVESTORS BANCORP, INC.	931,502	1,669,172
64,502	INVESTORS CAPITAL HOLDINGS LTD.(b)	349,424	463,769
8,337	KANSAS CITY LIFE INSURANCE CO.	329,373	398,008
12,046	KEARNY FINANCIAL CORP.(b)	129,203	140,095
278,034	KITE REALTY GROUP TRUST	1,779,200	1,826,683
30,104	LAPORTE BANCORP, INC.	284,568	334,756
75,072	MANNING & NAPIER, INC.	1,021,097	1,325,021
7,993	MBT FINANCIAL CORP.(b)	30,153	34,050
67,395	MEADOWBROOK INSURANCE GROUP, INC.	454,929	469,069
143,852	MEDICAL PROPERTIES TRUST, INC.	1,546,358	1,757,871
52,004	MEDLEY CAPITAL CORP.	729,191	720,255
34,963	MERIDIAN INTERSTATE BANCORP, INC.(b)	626,956	789,465
19,538	MIDSOUTH BANCORP, INC.	298,254	348,949
71,996	NATIONAL BANK HOLDINGS CORP., CLASS A	1,332,808	1,540,714
117,751	NORTHFIELD BANCORP, INC.	1,346,239	1,554,313
65,000	NORTHWEST BANCSHARES, INC.	736,533	960,700
9,803	OLD LINE BANCSHARES, INC.	124,722	142,144
24,762	OMNIAMERICAN BANCORP, INC.(b)	556,714	529,412
99,321	ORITANI FINANCIAL CORP.	1,336,891	1,594,102
24,520	PACIFIC CONTINENTAL CORP.	236,385	390,849
17,238	PACIFIC MERCANTILE BANCORP(b)	100,420	107,220
69,956	PACWEST BANCORP	2,016,328	2,953,542
13,111	PARK STERLING CORP.	80,326	93,613
8,961	PEOPLES BANCORP, INC.	184,760	201,712
3,293	PHOENIX (THE) COS., INC.(b)	178,400	202,190
27,508	PLATINUM UNDERWRITERS HOLDINGS LTD.(c)	833,973	1,685,690
108,487	PREFERRED APARTMENT COMMUNITIES, INC., CLASS A	780,140	872,235
40,954	PROTECTIVE LIFE CORP.	1,602,253	2,074,730
4,637	RENASANT CORP.	74,444	145,880
104,026	ROCKVILLE FINANCIAL, INC.	1,102,507	1,478,209
31,990	RYMAN HOSPITALITY PROPERTIES, INC.	788,622	1,336,542
38,000	SABRA HEALTH CARE REIT, INC.	641,027	993,320
17,304	SANDY SPRING BANCORP, INC.	335,518	487,800
26,664	SI FINANCIAL GROUP, INC.	261,875	321,301
26,523	SIMPLICITY BANCORP, INC.	345,325	428,612
95,240	SPIRIT REALTY CAPITAL, INC.	768,852	936,209
23,641	STATE BANK FINANCIAL CORP.	379,459	430,030
49,303	STERLING BANCORP	530,252	659,181
420,385	SYNOVUS FINANCIAL CORP.	898,573	1,513,386
37,353	TCP CAPITAL CORP.	590,911	626,783
19,500	TERRITORIAL BANCORP, INC.	290,344	452,400
16,700	UMB FINANCIAL CORP.	798,033	1,073,476
156,255	UMPQUA HOLDINGS CORP.	2,028,488	2,990,721
16,195	UNIVEST CORP. OF PENNSYLVANIA	265,351	334,913
9,113	URSTADT BIDDLE PROPERTIES, INC., CLASS A	152,726	168,135
52,500	VIEWPOINT FINANCIAL GROUP, INC.	669,191	1,441,125
108,710	WALKER & DUNLOP, INC.(b)	1,569,109	1,757,841
23,000	WALTER INVESTMENT MANAGEMENT CORP.(b)	305,985	813,280
32,477	WASHINGTON BANKING CO.	449,171	575,817
24,141	WESTFIELD FINANCIAL, INC.	176,920	180,092
25,000	WINTRUST FINANCIAL CORP.	855,525	1,153,000
		59,921,229	77,731,457	22.66%
Health Care:
38,562	AIR METHODS CORP.(b)	1,483,208	2,249,321
87,032	ALERE, INC.(b)	2,699,930	3,150,558
82,782	ALEXZA PHARMACEUTICALS, INC.(b)	381,621	391,559
8,152	AMN HEALTHCARE SERVICES, INC.(b)	111,982	119,834
38,470	ANALOGIC CORP.	2,868,918	3,406,903
11,905	ANGIODYNAMICS, INC.(b)	139,346	204,647
3,103	ANIKA THERAPEUTICS, INC.(b)	75,185	118,411

See accompanying notes to the financial statements.	45	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
18,028	ATRICURE, INC.(b)	$209,728	336,763
47,869	BIODELIVERY SCIENCES INTERNATIONAL, INC.(b)	220,044	281,948
8,765	BIO-REFERENCE LABS, INC.(b)	258,245	223,858
40,230	CENTENE CORP.(b)	1,771,503	2,371,559
25,885	CRYOLIFE, INC.	150,021	287,065
14,819	CYNOSURE, INC., CLASS A(b)	372,861	395,371
12,424	DEPOMED, INC.(b)	93,757	131,446
12,431	GENTIVA HEALTH SERVICES, INC.(b)	153,234	154,269
114,105	GLOBUS MEDICAL, INC., CLASS A(b)	1,757,722	2,302,639
37,000	HANGER, INC.(b)	718,063	1,455,580
107,064	HEALTHSOUTH CORP.	1,718,321	3,567,372
100,618	HEALTHWAYS, INC.(b)	984,989	1,544,486
63,261	HILL-ROM HOLDINGS, INC.	1,713,630	2,615,210
37,102	ICON PLC(b)(c)	872,650	1,499,292
32,283	LEMAITRE VASCULAR, INC.	240,467	258,587
106,494	MEDASSETS, INC.(b)	2,561,437	2,111,776
35,988	MERGE HEALTHCARE, INC.(b)	101,831	83,492
15,421	NATUS MEDICAL, INC.(b)	180,219	346,973
24,511	OMNICELL, INC.(b)	411,063	625,766
22,000	PATTERSON COS., INC.	514,141	906,400
50,537	PDI, INC.(b)	274,755	243,083
27,677	PHARMERICA CORP.(b)	346,624	595,056
46,073	PSYCHEMEDICS CORP.	566,936	676,812
16,486	QUESTCOR PHARMACEUTICALS, INC.	972,821	897,663
27,497	SALIX PHARMACEUTICALS LTD.(b)	1,164,064	2,473,080
29,993	SPECTRUM PHARMACEUTICALS, INC.(b)	289,238	265,438
149,877	UNIVERSAL AMERICAN CORP.	1,074,537	1,094,102
41,054	WEST PHARMACEUTICAL SERVICES, INC.	773,147	2,014,109
		28,226,238	39,400,428	11.48%
Industrials:
85,174	A.O. SMITH CORP.	1,967,054	4,594,286
92,325	ACTUANT CORP., CLASS A	2,450,818	3,382,788
38,000	AIR LEASE CORP.	840,658	1,181,040
5,000	AMERCO(b)	538,938	1,189,200
30,079	API TECHNOLOGIES CORP.(b)	99,841	102,569
11,811	ASTRONICS CORP.(b)	224,644	602,361
2,620	ASTRONICS CORP., CLASS B(b)	61,395	132,965
43,381	AZZ, INC.	1,618,979	2,119,596
32,000	BABCOCK & WILCOX (THE) CO.	726,567	1,094,080
55,583	CASELLA WASTE SYSTEMS, INC., CLASS A(b)	297,331	322,381
7,626	CELADON GROUP, INC.	144,105	148,555
14,885	CHART INDUSTRIES, INC.(b)	1,456,138	1,423,601
20,000	CHICAGO BRIDGE & IRON CO. N.V.(c)	304,937	1,662,800
4,386	CIRCOR INTERNATIONAL, INC.	141,041	354,301
27,413	COMFORT SYSTEMS USA, INC.	336,271	531,538
81,884	ECHO GLOBAL LOGISTICS, INC.(b)	1,680,301	1,758,868
11,858	ENNIS, INC.	156,390	209,887
20,000	ENPRO INDUSTRIES, INC.(b)	569,233	1,153,000
32,000	FORTUNE BRANDS HOME & SECURITY, INC.	637,834	1,462,400
52,931	FOSTER WHEELER A.G.(b)(c)	1,428,470	1,747,782
16,315	GENCORP, INC.(b)	175,790	293,996
103,459	GENERAC HOLDINGS, INC.	3,548,731	5,859,918
13,000	GENESEE & WYOMING, INC., CLASS A(b)	321,298	1,248,650
17,703	GIBRALTAR INDUSTRIES, INC.(b)	304,380	329,099
34,179	GRAHAM CORP.	944,804	1,240,356
14,653	GREENBRIER (THE) COS., INC.(b)	251,189	481,205
34,000	HARSCO CORP.	910,852	953,020
16,168	HOUSTON WIRE & CABLE CO.	224,967	216,328
52,321	ICF INTERNATIONAL, INC.(b)	1,112,399	1,816,062
35,000	ITT CORP.	698,010	1,519,700
45,000	JOHN BEAN TECHNOLOGIES CORP.	604,564	1,319,850
20,500	LB FOSTER CO., CLASS A	462,717	969,445
5,729	LSI INDUSTRIES, INC.	51,031	49,670
25,500	MACQUARIE INFRASTRUCTURE CO. LLC	630,706	1,387,965
8,609	MIDDLEBY (THE) CORP.(b)	439,240	2,065,902
7,885	MILLER INDUSTRIES, INC.	139,718	146,898
18,485	QUANEX BUILDING PRODUCTS CORP.	322,502	368,221

See accompanying notes to the financial statements.	46	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
32,027	REGAL-BELOIT CORP.	$1,791,780	2,361,030
5,771	REPUBLIC AIRWAYS HOLDINGS, INC.(b)	58,172	61,692
36,000	REXNORD CORP.(b)	759,725	972,360
39,500	RITCHIE BROS. AUCTIONEERS, INC.(c)	870,557	905,735
8,454	RUSH ENTERPRISES, INC., CLASS A(b)	158,821	250,661
30,136	TELEDYNE TECHNOLOGIES, INC.(b)	1,221,076	2,768,293
19,000	TENNANT CO.	696,347	1,288,390
107,780	TETRA TECH, INC.(b)	2,797,321	3,015,684
12,779	THERMON GROUP HOLDINGS, INC.(b)	297,389	349,250
59,570	TRIMAS CORP.(b)	1,859,235	2,376,247
42,714	TRINITY INDUSTRIES, INC.	1,416,745	2,328,767
10,000	WABTEC CORP.	399,080	742,700
36,155	WOODWARD, INC.	1,237,151	1,649,030
		40,387,242	64,510,122	18.80%
Information Technology:
38,771	ACCELRYS, INC.(b)	361,201	369,875
38,355	ACTUATE CORP.(b)	251,857	295,717
62,080	ARUBA NETWORKS, INC.(b)	1,375,506	1,111,232
80,128	AVIAT NETWORKS, INC.(b)	172,191	181,089
30,141	BRIDGELINE DIGITAL, INC.(b)	36,603	32,251
32,000	BROADRIDGE FINANCIAL SOLUTIONS, INC.	543,517	1,264,640
50,955	BROADSOFT, INC.(b)	1,877,239	1,393,110
9,785	CALAMP CORP.(b)	90,511	273,686
36,999	CALLIDUS SOFTWARE, INC.(b)	206,010	507,996
47,114	COGNEX CORP.	665,273	1,798,813
13,439	CUI GLOBAL, INC.(b)	84,159	84,935
31,774	EMCORE CORP.(b)	111,342	162,683
36,460	EMULEX CORP.(b)	278,766	261,054
17,787	EPIQ SYSTEMS, INC.	230,481	288,327
14,354	EVOLVING SYSTEMS, INC.	86,635	139,808
30,980	EXAR CORP.(b)	203,637	365,254
87,000	FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.(b)	1,109,264	1,161,450
51,998	FRANKLIN WIRELESS CORP.(b)	98,152	85,797
17,233	FREQUENCY ELECTRONICS, INC.(b)	139,415	201,109
38,481	GLOBAL CASH ACCESS HOLDINGS, INC.(b)	304,280	384,425
16,126	GLOBALSCAPE, INC.	28,729	37,574
32,040	HACKETT GROUP (THE), INC.	120,880	198,968
53,432	HARMONIC, INC.(b)	303,561	394,328
28,078	IGATE CORP.(b)	596,138	1,127,613
7,326	INPHI CORP.(b)	66,695	94,505
31,763	INTERNAP NETWORK SERVICES CORP.(b)	239,793	238,858
12,596	INTEST CORP.(b)	40,621	47,865
175,479	INVENSENSE, INC.(b)	2,773,486	3,646,454
49,898	IPG PHOTONICS CORP.(b)	2,796,396	3,872,584
68,049	ITERIS, INC.(b)	127,528	142,903
30,766	KVH INDUSTRIES, INC.(b)	338,916	400,881
47,121	LIONBRIDGE TECHNOLOGIES, INC.(b)	162,682	280,841
19,635	LTX-CREDENCE CORP.(b)	126,595	156,884
80,034	MAGNACHIP SEMICONDUCTOR CORP.(b)(c)	1,176,552	1,560,663
28,250	MARCHEX, INC., CLASS B	258,831	244,362
8,005	METHODE ELECTRONICS, INC.	131,719	273,691
26,969	MKS INSTRUMENTS, INC.	704,092	807,452
37,000	NCR CORP.(b)	878,564	1,260,220
28,643	NETGEAR, INC.(b)	989,645	943,500
30,222	NOVA MEASURING INSTRUMENTS LTD.(b)(c)	245,714	297,384
22,705	OPLINK COMMUNICATIONS, INC.(b)	386,457	422,313
20,614	PERCEPTRON, INC.	154,879	285,916
61,542	PLANET PAYMENT, INC.(b)	155,743	171,087
36,306	PLEXUS CORP.(b)	881,320	1,571,687
10,887	PROCERA NETWORKS, INC.(b)	155,270	163,523
64,677	RIVERBED TECHNOLOGY, INC.(b)	1,008,696	1,169,360
18,059	SELECTICA, INC.(b)	82,422	115,216
9,642	SERVICESOURCE INTERNATIONAL, INC.(b)	92,498	80,800
13,517	SHORETEL, INC.(b)	69,296	125,438
44,424	SILICON IMAGE, INC.(b)	217,190	273,208
87,297	SUPPORT.COM, INC.(b)	443,980	330,856
26,540	SYKES ENTERPRISES, INC.(b)	405,308	578,837
46,840	SYNCHRONOSS TECHNOLOGIES, INC.(b)	1,519,158	1,455,319

See accompanying notes to the financial statements.	47	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
31,163	SYNNEX CORP.(b)	$913,902	2,100,386
29,550	ULTRA CLEAN HOLDINGS, INC.(b)	177,168	296,386
51,683	UNISYS CORP.(b)	927,921	1,734,998
71,121	VALUECLICK, INC.(b)	1,435,373	1,662,098
22,000	VERINT SYSTEMS, INC.(b)	777,362	944,680
182,363	WESTELL TECHNOLOGIES, INC., CLASS A(b)	436,698	738,570
14,000	WEX, INC.(b)	375,768	1,386,420
22,524	WHERE FOOD COMES FROM, INC.(b)	20,722	45,048
140,270	ZIX CORP.(b)	397,473	639,631
		31,367,780	42,682,558	12.44%
Materials:
15,000	ASHLAND, INC.	551,175	1,455,600
1,458	BERRY PLASTICS GROUP, INC.(b)	32,375	34,686
128,591	CHEMTURA CORP.(b)	2,148,677	3,590,261
22,937	CORE MOLDING TECHNOLOGIES, INC.(b)	203,503	314,237
11,500	DELTIC TIMBER CORP.	546,288	781,310
113,520	FERRO CORP.(b)	718,909	1,456,462
6,577	FLOTEK INDUSTRIES, INC.(b)	106,548	132,000
32,572	HANDY & HARMAN LTD.(b)	276,120	788,568
45,183	INNOSPEC, INC.	1,291,566	2,088,358
49,921	KOPPERS HOLDINGS, INC.	1,435,584	2,283,886
13,887	LANDEC CORP.(b)	122,364	168,310
70,549	MYERS INDUSTRIES, INC.	1,034,429	1,489,995
19,600	NEENAH PAPER, INC.	577,070	838,292
39,965	OMNOVA SOLUTIONS, INC.(b)	346,987	364,081
87,778	PH GLATFELTER CO.	2,342,567	2,426,184
81,649	TRONOX LTD., CLASS A	1,954,312	1,883,642
65,881	US ANTIMONY CORP.(b)	106,065	129,786
39,069	WAUSAU PAPER CORP.	384,704	495,395
10,000	WR GRACE & CO.(b)	240,177	988,700
		14,419,420	21,709,753	6.33%
Utilities:
37,162	ALLETE, INC.	1,330,072	1,853,640
22,192	MIDDLESEX WATER CO.	421,640	464,700
35,000	PNM RESOURCES, INC.	733,499	844,200
73,047	PORTLAND GENERAL ELECTRIC CO.	1,651,457	2,206,019
39,000	QUESTAR CORP.	663,326	896,610
9,958	SJW CORP.	252,190	296,649
27,024	SOUTHWEST GAS CORP.	829,073	1,510,912
35,864	UIL HOLDINGS CORP.	1,148,915	1,389,730
10,020	UNITIL CORP.	221,310	305,510
21,500	VECTREN CORP.	792,713	763,250
5,406	YORK WATER CO.	99,892	113,148
		8,144,087	10,644,368	3.10%
	Sub-total Common Stocks:	243,268,736	336,944,394	98.21%
Short-Term Investments:
7,122,336	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 0.01%(d)	7,122,336	7,122,336
	Sub-total Short-Term Investments:	7,122,336	7,122,336	2.08%
	Grand total(e)	$250,391,072	344,066,730	100.29%

See accompanying notes to the financial statements.	48	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2013

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Currently non-income producing assets.
(c)	Foreign security values are stated in U.S. dollars. As of December 31, 2013, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 3.02% of net assets.
(d)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds.
At December 31, 2012, the value of the Clearwater Small Companies Fund’s investment in the U.S. Government
Select Portfolio of the Northern Institutional Funds was approximately $22,370,992 with net sales of approximately $15,248,656 during the fiscal year ended December 31, 2013.
(e)	At December 31, 2013, the cost for Federal income tax purposes was $250,523,910. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$97,107,173
Gross unrealized depreciation	(3,564,353)
Net unrealized appreciation	$93,542,820

See accompanying notes to the financial statements.	49	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Small Companies Fund
December 31, 2013

See accompanying notes to the financial statements.	50	(Continued)

CLEAR WATER INVESTMENT TRUST
Schedule of Investments - Clear water Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Closed-End funds:
10,100	AMERICAN MUNI INCOME PT			$153,166	131,098
225,100	BLACKROCK LNG-TM MUN ADV			2,332,461	2,296,020
52,100	BLACKROCK MUN INC TRUST			791,528	689,283
7,471	BLACKROCK MUNI BOND TRUST			62,993	102,427
148,800	BLACKROCK MUNIHOLDINGS INVESTMENT QUALITY FUND			1,705,296	1,862,976
7,300	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			90,412	88,257
60,700	BLACKROCK MUNIYIELD INVES			759,694	832,804
43,111	BLACKROCK MUNIYIELD INVESTMENT QUALITY FUND			537,141	526,816
81,800	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND II INC			981,525	939,882
76,179	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			1,014,103	949,190
54,700	BLACKROCK MUNIYIELD PENNS			774,527	700,707
101,896	BLACKROCK MUNIYIELD QUAL			1,307,244	1,190,145
73,500	BLACKROCK MUNIYIELD QUALITY FUND III INC			963,910	930,510
29,127	BLACKROCK MUNIYIELD QUALITY FUND INC			397,069	409,526
33,000	DREYFUS STRAT MUN COM USD			301,450	250,800
28,668	DREYFUS STRATEGIC MUNI BD			239,110	212,717
209,000	DWS MUNICIPAL INCOME TRUS			2,278,136	2,505,910
66,800	EATON VANCE CALI MUN BOND			744,489	715,428
160,650	INVESCO ADV MUN INC TR II			1,785,089	1,690,038
108,205	INVESCO MUNICIPAL OPP TR			1,345,903	1,267,081
94,239	INVESCO PENN VAL MUNI			1,240,054	1,144,061
66,122	INVESCO QUALITY MUNI INC			750,670	735,277
120,577	INVESCO TRUST INV GRD MUN			1,659,745	1,468,628
60,248	MANAGED DURATION INVESTME			779,111	747,075
39,100	MFC NUVEEN INSD MUN			588,519	516,902
31,103	NUVEEN CAL INV QUAL MUNI			373,215	409,938
32,560	NUVEEN DIVIDEND ADV MUNI			389,881	402,116
15,963	NUVEEN MI QUALITY INCOME			214,604	199,857
14,400	NUVEEN MUNI ADVANTAGE FUN			142,979	175,104
10,100	NUVEEN PA DVD ADV MUNI FD			127,549	120,190
48,500	NUVEEN PENN INV QUAL MUNI			673,352	598,490
27,100	NUVEEN PREMIER MUNI INC F			367,653	335,227
238,709	NUVEEN PREMIUM INC MUNI F			3,273,534	2,995,798
22,000	WESTERN ASSET MANAGED MUN			240,488	268,620
38,366	WESTERN ASSET MUNICIPAL P			486,666	527,532
	Sub-total Closed-End Funds			29,873,266	28,936,430	6.22%
Municipal Bonds:
2,350,000	ACALANES CA UNION HIGH SCH DIST(b)	8/1/2039	2.02	1,131,535	1,359,475
1,500,000	AGUA CALIENTE CA BAND OF CAHUILLA INDIANS REVENUE(c)	7/1/2018	6.00	1,479,641	1,451,610
900,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	10/1/2028	5.25	900,000	931,500
465,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	4/1/2038	4.50	352,231	447,688
1,250,000	ALACHUA CNTY FL HLTH FACS AUTH	11/15/2016	7.12	1,250,000	1,254,275
1,000,000	ALACHUA CNTY FL HLTH FACS AUTH CCRC	10/1/2032	8.00	1,174,581	1,102,410
2,000,000	ALASKA ST HSG FIN CORP	12/1/2034	5.25	2,001,660	2,056,680
750,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2037	4.13	735,982	689,438
500,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2040	4.63	495,267	475,240
350,000	ALASKA ST INDL DEV & EXPORT AUTH CMNTY PROVIDER REVENUE(d)(e)	12/1/2010	5.40	350,000	157,500
240,000	ALBANY NY INDL DEV AGY(e)	5/1/2016	6.50	240,000	35,998
880,000	ALLEGHENY CNTY PA INDL DEV AUTH CHRT SCH REVENUE	8/15/2026	5.90	880,000	885,676
725,000	ALLEN ACADEMY MI	6/1/2017	5.25	725,000	732,859
1,000,000	ALVORD CA UNIF SCH DIST	8/1/2036	5.25	1,030,295	1,034,980
1,000,000	ALVORD CA UNIF SCH DIST(b)	8/1/2046	1.89	363,522	567,480
902,183	ARIZONA ST HLTH FACS AUTH	7/1/2027	5.25	877,727	880,729
2,000,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2028	7.00	1,952,938	2,037,860

See accompanying notes to the financial statements.	51	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	ATHENS-CLARKE CNTY GA UNIF GOVT DEV AUTH REVENUE	6/15/2039	5.00	$524,565	499,275
500,000	ATLANTA GA ARPT REVENUE	1/1/2030	6.00	517,063	565,415
1,325,000	ATLANTA GA WTR & WSTWTR REVENUE	11/1/2039	5.00	1,323,730	1,322,999
1,500,000	BAY CNTY FL EDUCTNL FACS REVENUE	9/1/2030	5.25	1,383,821	1,380,885
1,000,000	BELLFLOWER CA UNIF SCH DIST	8/1/2042	4.25	1,000,000	867,400
1,195,000	BELLWOOD IL	12/1/2027	5.88	1,184,361	1,060,061
600,000	BEXAR CNTY TX HSG FIN CORP	8/1/2030	6.10	522,924	605,790
365,000	BEXAR CNTY TX HSG FIN CORP	8/1/2030	8.13	353,323	299,227
2,000,000	BEXAR CNTY TX REVENUE	8/15/2039	5.00	2,160,218	2,032,100
500,000	BOONE CNTY MO HOSP REVENUE	8/1/2028	5.75	510,049	534,780
750,000	BOWLING GREEN OH STUDENT HSG REVENUE	6/1/2031	5.75	720,624	749,138
500,000	BOYNTON BEACH FLA REV	6/1/2022	5.75	500,000	464,920
500,000	BOYNTON BEACH FLA REV	6/1/2027	6.25	500,000	449,610
500,000	BRAZOS CNTY TX HLTH FACS DEV CORP	1/1/2033	5.50	503,157	510,165
81,000	BRIDGEVILLE DE SPL OBLIG	7/1/2035	5.13	81,000	65,087
1,000,000	BUREAU CNTY TWP IL HIGH SCH DIST #502	10/1/2043	6.63	1,073,142	1,093,850
390,000	BUTLER CNTY PA GEN AUTH REVENUE	10/1/2034	0.87	390,000	297,519
124,028	CALIFORNIA ST CMNTY HSG FIN AGY LEASE REVENUE(e)	8/1/2012	4.65	124,028	61
351,528	CALIFORNIA ST CMNTY HSG FIN AGY LEASE REVENUE(d)(e)	11/1/2012	4.85	347,374	3,515
500,000	CALIFORNIA ST HLTH FACS FING AUTH REVENUE	8/15/2033	5.50	508,357	524,045
1,000,000	CALIFORNIA ST HSG FIN AGY REVENUE	8/1/2033	5.45	930,121	976,440
500,000	CALIFORNIA ST INFRASTRUCTURE & ECON DEV BANK ST SCH FUND APP	8/15/2029	5.75	503,808	522,215
500,000	CALIFORNIA ST MUNI FIN AUTH REVENUE	5/1/2025	6.88	499,011	555,045
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE(b)	8/1/2029	1.64	1,101,040	1,376,745
1,000,000	CALIFORNIA ST STWD CMNTYS DEV AUTH EDUCTNL FACS REVENUE	7/1/2030	5.15	829,078	827,470
1,200,000	CALIFORNIA ST STWD CMNTYS DEV AUTH REVENUE	1/1/2021	6.00	1,200,000	1,202,580
800,000	CALIFORNIA ST STWD CMNTYS DEV AUTH REVENUE	11/1/2021	6.50	800,000	860,288
1,400,000	CALIFORNIA ST STWD CMNTYS DEVAUTH STUDENT HSG REVENUE	1/15/2036	5.60	1,400,000	1,199,548
500,000	CALIFORNIA STWD CMNTYS DEV AUTH REVENUE	11/1/2023	5.13	500,000	467,815
255,000	CAPITAL TRUST AGY FL MF REVENUE(e)	6/1/2013	4.75	255,000	112,200
750,000	CAPITAL TRUST AGY FL MF REVENUE(e)	6/1/2038	5.88	762,053	427,222
1,000,000	CARLSBAD CA UNIF SCH DIST(b)	8/1/2031	2.26	586,656	717,980
909,445	CARLSBAD NM INDL DEV REVENUE	4/15/2021	5.75	927,148	926,688
1,000,000	CARMEL IN REVENUE	11/15/2022	6.00	983,065	971,830
1,000,000	CARMEL IN REVENUE	11/15/2027	7.00	1,024,721	1,005,780
500,000	CEDAR FALLS IA CMNTY SCH DIST SCH INFRASTRUCTURE SALES SVCS	6/1/2027	5.38	498,801	525,750
1,000,000	CENTER CA UNIF SCH DIST(b)	8/1/2031	3.24	357,932	375,430
1,000,000	CENTRL BRADFORD PROGRESS AUTH PA	12/1/2031	5.50	1,032,280	1,052,340

See accompanying notes to the financial statements.	52	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
595,000	CHANDLER PARK ACADEMY MI PUBLIC SCH ACADEMY REVENUE	11/1/2022	5.00	$467,412	581,267
275,000	CHESTERFIELD CNTY VA INDL DEV AUTH MF REVENUE	7/1/2019	5.20	262,095	275,578
1,000,000	CHICAGO IL MIDWAY ARPT REVENUE	1/1/2035	5.25	1,002,802	1,006,410
300,000	CITIZEN POTAWATOMI NATION OK SENIOR OBLG TAX REVENUE	9/1/2016	6.50	300,000	289,944
160,000	CLARK CNTY NV ECON DEV REVENUE	5/15/2033	5.38	160,000	160,421
355,000	CLEARWATER FL HSG AUTH	5/1/2024	5.35	273,454	355,863
645,000	CLIFTON TX HGR EDU FIN CORP EDU REVENUE	2/15/2018	7.75	639,386	657,836
1,500,000	CLOVIS CA UNIF SCH DIST(b)	8/1/2030	3.76	551,964	580,995
155,000	COLLIER CNTY FL HSG FIN AUTH MF HSG REVENUE	8/15/2015	5.25	154,845	155,490
750,000	COLLIER CNTY FL INDL DEV AUTH	10/1/2039	6.25	735,870	796,988
1,000,000	COLLIER CNTY FLA INDL DEV AUTHCONTINUING CARE CMNTY REV(c)	5/15/2020	6.50	1,000,000	999,910
750,000	COLLIER CNTY FLA INDL DEV AUTHCONTINUING CARE CMNTY REV(c)	5/15/2026	7.25	750,000	749,910
1,000,000	COLONIAL COUNTRY CLUB FL CDD CAPITAL IMPT REVENUE	5/1/2033	4.10	995,993	871,500
1,500,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH INDEP SCH REVENUE	5/1/2030	6.00	1,461,814	1,517,160
835,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	11/15/2028	6.75	835,000	897,433
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	6/1/2033	5.50	976,623	1,031,350
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	993,893	966,330
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	12/1/2028	5.50	1,015,183	1,006,790
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	8/1/2033	7.63	987,401	984,050
430,000	COLORADO ST HSG & FIN AUTH	10/1/2029	5.40	430,000	462,074
635,000	COLORADO ST HSG & FIN AUTH	11/1/2029	5.50	635,000	658,057
625,000	COLORADO ST HSG FIN AUTH SF MTGE REVENUE	11/1/2034	5.00	625,031	628,825
1,000,000	COLTON CA JT UNIF SCH DIST(b)	8/1/2035	1.86	582,902	650,460
1,000,000	CONNECTICUT ST HSG FIN AUTH	11/15/2035	4.75	1,000,000	1,007,080
890,000	CONNECTICUT ST HSG FIN AUTH	11/15/2041	4.63	885,697	861,342
140,000	CONNECTICUT ST HSG FIN AUTH	11/15/2041	5.00	140,000	141,054
1,500,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2035	3.75	1,500,000	1,336,695
2,785,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2042	4.15	2,785,000	2,521,929
1,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2042	3.40	996,083	758,360
5,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2047	3.65	5,000,000	3,934,950

See accompanying notes to the financial statements.	53	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,105,000	CORONA-NORCO CA UNIF SCH DIST(b)	8/1/2039	1.35	$711,507	987,782
637,000	CORTLAND IL SPL TAX REVENUE(e)	3/1/2017	5.50	633,881	191,164
500,000	COVENTRY OH LOCAL SCH DIST	11/1/2037	5.25	508,003	510,585
580,000	CROW FIN AUTH MT TRIBAL PURPOSE REVENUE	10/1/2017	5.65	567,040	581,949
500,000	CUYAHOGA CNTY OH HSG MTGE REVENUE	3/20/2042	5.70	512,142	521,690
1,000,000	DALLAS-FORT WORTH TX INTERNATIONAL ARPT REVENUE	11/1/2037	5.25	1,012,249	1,019,940
2,000,000	DAMON RUN IN CONSERVANCY DIST	7/1/2025	6.10	2,032,542	2,097,820
1,000,000	DAMON RUN IN CONSERVANCY DIST	1/1/2027	6.38	1,012,652	1,053,140
1,000,000	DAVIE FL EDUCTNL FACS REVENUE	4/1/2042	6.00	1,031,384	1,033,390
500,000	DAVIESS CNTY IN HOSP ASSN LEASE RENTAL REVENUE	1/15/2029	5.25	489,785	517,215
1,000,000	DEKALB/KANE/LA SALLE CNTYS IL CMNTY CLG DIST #523(b)	2/1/2029	3.83	420,024	442,600
355,000	DELAWARE ST HSG AUTH REVENUE	7/1/2031	5.20	355,000	363,414
66,631	DENHAM SPRINGS-LIVINGSTON LA HSG & MTGE FIN AUTH	11/1/2040	5.00	68,728	67,045
1,000,000	D’IBERVILLE MS TAX INCR LTD OBLG	4/1/2033	4.75	1,037,956	895,940
500,000	DINUBA CA FING AUTH LEASE REVENUE	9/1/2038	5.38	494,925	460,590
500,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	7/1/2033	5.45	500,000	528,000
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2040	4.90	1,000,000	962,690
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	989,650
1,000,000	DOUBLE BRANCH FL CDD SPL ASSMNT	5/1/2031	4.13	987,149	851,230
1,000,000	DOUGLAS CNTY CO MF REVENUE	10/1/2029	4.50	1,000,000	996,590
3,000,000	DUBLIN CA UNIF SCH DIST(b)	8/1/2034	3.18	823,623	892,980
855,000	EAST POINT GA	2/1/2026	8.00	855,000	855,932
2,045,000	EDEN TWP CA HOSP DIST COPS	6/1/2030	6.00	2,023,847	2,086,268
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	742,114	793,890
1,000,000	EL PASO TX DOWNTOWN DEV CORP SPL REVENUE	8/15/2038	7.25	1,094,161	1,164,300
1,000,000	ENCINITAS CA UNION SCH DIST(b)	8/1/2035	2.16	532,232	703,830
1,155,000	ENTERPRISE CA ELEM SCH DIST(b)	8/1/2035	1.94	652,056	777,673
1,000,000	ERIE CNTY PA HOSP AUTH	7/1/2027	7.00	1,000,000	1,025,100
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	515,060
238,000	FARMS NEW KENT VA CMNTY DEV AUTH SPL ASSMNT(e)	3/1/2036	5.13	238,000	122,261
1,000,000	FESTIVAL RANCH AZ CMNTY FACS DIST	7/15/2024	6.25	1,011,605	1,037,820
315,000	FIDDLERS CREEK FL CDD #2 SPL ASSMNT REVENUE(e)	5/1/2013	5.75	314,118	165,573
1,000,000	FISHHAWK CCD IV FL SPL ASSMNT REVENUE	5/1/2033	7.00	1,000,000	1,008,790
1,000,000	FISHHAWK FL CDD II SPL ASSMNT REVENUE	5/1/2029	4.13	982,665	917,070
750,000	FLAGSTAFF AZ INDL DEV AUTH	7/1/2022	5.50	701,579	711,450
1,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE	12/15/2025	6.38	1,000,000	993,360

See accompanying notes to the financial statements.	54	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
405,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2026	5.00	$406,130	408,232
240,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2033	5.45	240,000	245,834
1,330,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2034	5.30	1,336,601	1,366,043
2,000,000	FOOTHILL ESTRN TRANSPRTN CORRIDOR AGY CA TOLL ROAD REVENUE(b)	1/15/2032	2.36	1,146,140	1,126,720
1,250,000	FORT SILL APACHE TRIBE OK ECONDEV AUTH GAMING ENTERPRISE REV(c)	8/25/2026	8.50	1,250,000	1,332,412
1,145,000	FULTON CNTY GA DEV AUTH	11/1/2028	5.25	993,238	996,848
1,000,000	FYI PROPERTIES WA LEASE REVENUE	6/1/2034	5.50	981,874	1,059,380
500,000	GAINESVILLE & HALL CNTY GA DEV AUTH RETMNT CMNTY REVENUE	11/15/2029	6.38	511,605	531,180
1,412,290	GALVESTON TX MUNI UTILITY DIST #52(b)	2/27/2014	0.00	1,412,290	1,122,912
400,000	GEISINGER PA AUTH	5/1/2037	0.93	400,000	283,264
500,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	2/15/2031	5.13	495,781	526,305
3,000,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	3/15/2031	5.13	3,000,000	3,166,500
500,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	2/15/2036	5.25	491,964	522,920
3,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	3.80	3,500,000	3,045,770
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	4.00	2,000,000	1,781,640
2,000,000	GLENDALE CA UNIF SCH DIST(b)	9/1/2028	3.82	804,233	902,220
1,500,000	GRAND PARKWAY TRANSPRTN CORP TX SYS TOLL REVENUE(b)	10/1/2035	1.91	873,001	907,290
1,250,000	HAMILTON CNTY OH HLTH CARE REVENUE	1/1/2031	6.13	1,217,810	1,244,212
1,000,000	HAMMOND IN LOCAL PUBLIC IMPT BOND BANK SPL REVENUE	8/15/2025	6.50	1,009,109	1,014,470
1,000,000	HAMMOND IN LOCAL PUBLIC IMPT BOND BANK SPL REVENUE	8/15/2030	6.50	1,004,553	1,008,760
445,000	HAMMOND IN REDEV DIST REVENUE	1/15/2017	6.00	445,000	444,217
1,250,000	HARRIS CNTY TX CULTURAL EDU FACS FIN CORP REVENUE(c)	8/15/2021	6.75	1,250,000	1,331,975
1,500,000	HARTNELL CA CMNTY CLG DIST(b)	8/1/2034	2.36	720,636	1,013,955
590,000	HAWAII ST DEPT OF BUDGET & FIN SPL PURPOSE SENIOR LIVING REV	11/15/2029	8.75	582,441	650,965
3,500,000	HEALDSBURG CA UNIF SCH DIST(b)	8/1/2037	4.60	2,268,416	1,884,505
1,000,000	HELENDALE CA SCH DIST(b)	8/1/2034	1.82	607,300	759,020
750,000	HEMPSTEAD TOWN NY LOCAL DEV CORP REVENUE	9/1/2038	5.00	757,391	751,658
2,000,000	HENDERSON NV HLTHCARE FAC REVENUE	7/1/2031	5.25	2,000,000	2,013,320
500,000	HERITAGE ISLE AT VIERA FL CDD	5/1/2030	4.13	490,945	432,830
1,000,000	HIDALGO CNTY TX REGL MOBILITY AUTH VEHICLE REGISTRATION FEE	12/1/2038	5.25	1,035,948	1,030,360

See accompanying notes to the financial statements.	55	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	HIGHLANDS CNTY FL HLTH FACS AUTH	11/15/2032	5.13	$500,862	508,160
100,000	HOUMA-TERREBONNE LA PUBLIC TRUST FING AUTH SF MTGE	12/1/2040	5.15	103,622	100,376
1,500,000	HOUSTON TX HGR EDU FIN CORP	9/1/2038	5.50	1,552,087	1,555,320
1,000,000	HOUSTON TX HOTEL OCCUPANCY TAX & SPL REVENUE	9/1/2030	5.00	1,000,000	1,002,160
1,500,000	HOWARD CO MD HSG COMMN	10/1/2028	5.00	1,514,359	1,497,165
245,000	IDAHO ST HSG & FIN ASSN NONPROFIT FACS REVENUE	8/1/2017	6.25	245,000	244,995
750,000	IDAHO ST HSG & FIN ASSN NONPROFIT FACS REVENUE	7/1/2030	5.50	750,000	702,862
310,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	7/1/2026	5.65	315,355	326,365
145,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	1/1/2040	5.50	145,000	151,297
500,000	ILLINOIS ST	7/1/2033	5.50	498,807	514,155
900,000	ILLINOIS ST COPS	7/1/2017	5.80	900,000	901,233
995,000	ILLINOIS ST FIN AUTH CHRT SCH REVENUE	10/1/2031	6.88	995,000	1,082,729
1,500,000	ILLINOIS ST FIN AUTH EDU REVENUE	9/1/2027	5.00	1,454,861	1,373,115
500,000	ILLINOIS ST FIN AUTH EDU REVENUE	9/1/2032	6.00	500,000	498,840
1,000,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2023	5.25	972,336	965,520
610,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2026	6.00	617,079	596,769
500,000	ILLINOIS ST FIN AUTH REVENUE	3/15/2027	5.00	511,645	513,110
1,000,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2027	5.50	1,030,377	953,510
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2029	5.25	503,883	512,515
1,045,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2030	5.50	1,069,581	960,282
1,000,000	ILLINOIS ST FIN AUTH REVENUE	10/1/2033	6.25	1,029,559	1,028,240
1,500,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2036	5.25	1,475,502	1,526,745
500,000	ILLINOIS ST FIN AUTH REVENUE	3/1/2038	6.00	485,705	525,730
750,000	ILLINOIS ST FIN AUTH SPORTS FAC REVENUE(c)(e)(f)	10/1/2027	6.13	730,795	29,992
500,000	ILLINOIS ST FIN AUTH SPORTS FAC REVENUE(c)(e)(f)	10/1/2037	6.25	484,210	19,995
1,000,000	ILLINOIS ST FIN AUTH STUDENT HSG REVENUE	10/1/2024	6.00	990,223	1,031,110
750,000	ILLINOIS ST HLTH FACS AUTH	8/15/2028	5.38	738,819	750,518
1,000,000	ILLINOIS ST HSG DEV AUTH	7/1/2034	4.95	1,000,000	998,720
500,000	ILLINOIS ST HSG DEV AUTH	7/1/2047	4.50	466,445	456,635
1,000,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2032	5.00	1,000,000	984,580
1,000,000	IMPERIAL CA CMNTY CLG DIST(b)	8/1/2040	0.84	904,797	964,850
250,000	INDEPENDENCE MO THIRTY-NINTH STREET TRANSPRTN DIST REVENUE	9/1/2032	6.88	250,000	248,280
500,000	INDIANA ST BOND BANK REVENUE	2/1/2029	5.50	491,431	541,980
3,000,000	INDIANA ST FIN AUTH REVENUE	9/15/2030	6.50	3,072,683	3,109,680
500,000	INDIANA ST FIN AUTH REVENUE	2/1/2031	4.00	492,599	453,665
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2031	5.50	492,705	503,775
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2033	6.50	986,205	988,920
1,000,000	INDIANA ST FIN AUTH REVENUE	2/1/2037	4.00	960,557	831,090
1,000,000	INDIANA ST FIN AUTH REVENUE	3/1/2041	5.00	1,069,014	924,540
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	6.00	986,560	955,700
575,000	INDIANA ST HLTH & EDUCTNL FACFING AUTH HOSP REVENUE	2/15/2030	5.25	437,370	575,995
6,317,660	INTERMEDIATE SCH DIST #287 MN LEASE REVENUE	11/1/2032	5.30	6,095,350	6,370,855

See accompanying notes to the financial statements.	56	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	IOWA ST FIN AUTH HLTH CARE FACS REVENUE	7/1/2033	5.50	$1,042,765	1,038,210
750,000	IOWA ST FIN AUTH MIDWSTRN DISASTER AREA REVENUE	12/1/2019	5.00	700,652	719,910
1,150,000	IOWA ST FIN AUTH MIDWSTRN DISASTER AREA REVENUE	12/1/2022	5.50	1,170,790	1,075,238
132,511	IOWA ST FIN AUTH SENIOR HSG REVENUE(e)	12/1/2014	5.00	132,301	1,165
325,000	IOWA ST STUDENT LOAN LIQUIDITY CORP	12/1/2027	5.50	318,502	328,741
2,000,000	JEFFERSON CA UNION HIGH SCH DIST SAN MATEO CNTY(b)	8/1/2031	4.10	553,465	498,380
505,000	JEFFERSON PARISH LA FIN AUTH	6/1/2038	5.00	526,147	526,457
135,000	JEFFERSON PARISH LA FIN AUTH	12/1/2048	5.70	141,533	140,759
750,000	JOHNSON CITY TN HLTH & EDUCTNL FACS BRD REVENUE	2/15/2034	5.00	774,967	654,285
1,140,000	KALISPEL TRIBE OF INDIANS PRIORITY DIST WA REVENUE	1/1/2016	6.20	1,116,748	1,108,411
1,215,000	KANSAS CITY MO INDL DEV AUTH	9/1/2023	5.45	1,215,000	1,232,739
1,000,000	KANSAS CITY MO INDL DEV AUTH	11/20/2039	5.10	1,000,000	1,008,030
1,000,000	KENTUCKY PUB TRANSPRTN INFRASTRUCTURE AUTH TOLL REVENUE(b)	7/1/2033	2.31	549,140	546,930
500,000	KENTUCKY ST ECON DEV FIN AUTH MF HSG REVENUE	11/20/2035	5.38	500,000	517,090
1,000,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2028	3.75	983,490	960,440
395,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2039	5.15	395,000	401,257
1,895,000	KERRVILLE TX HLTH FACS DEV CORP HOSP REVENUE	8/15/2035	5.45	1,869,934	1,896,857
750,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	750,000	783,142
500,000	KIRKWOOD MO INDL DEV AUTH RETMNT CMNTY REVENUE	5/15/2021	8.00	500,000	526,205
900,000	KLICKITAT CNTY WA PUBLIC HOSP DIST #2 HOSP REVENUE	12/1/2020	6.00	848,804	909,306
2,500,000	KOYUKUK AK REVENUE	10/1/2023	7.00	2,435,295	2,634,625
1,300,000	KREMMLING CO MEMORIAL HOSP DIST COPS	12/1/2022	6.00	1,288,955	1,322,347
495,000	LAFAYETTE LA PUBLIC TRUST FING AUTH SF MTGE	1/1/2041	5.35	505,661	506,840
2,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2030	7.40	1,981,260	2,252,260
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2033	6.70	750,000	744,292
2,000,000	LAS VEGAS NV REDEV AGY TAX INCR REVENUE	6/15/2023	7.50	1,983,114	2,199,080
1,000,000	LEE CNTY FL INDL DEV AUTH	11/15/2029	5.00	839,681	938,380
750,000	LEE CNTY FL TOUR DEV TAX REVENUE	10/1/2038	4.00	750,000	641,288
245,000	LEHIGH CNTY PA GEN PURPOSE AUTH	8/15/2042	1.18	245,000	176,993
750,000	LEWISVILLE TX COMB CONTRACT REVENUE	9/1/2024	3.00	739,868	686,790
480,000	LEXINGTON OAKS FL CDD SPL ASSMNT REVENUE	5/1/2033	5.65	480,000	472,200
350,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2015	6.38	350,000	228,826

See accompanying notes to the financial statements.	57	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
550,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2030	5.50	$561,871	381,046
1,000,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2036	5.25	1,005,773	387,170
1,500,000	LOS ALAMITOS CA UNIF SCH DIST(b)	8/1/2040	1.98	703,731	760,590
1,250,000	LOUDOUN CNTY VA INDL DEV AUTH RSDL CARE FAC REVENUE	8/1/2028	6.00	1,264,917	1,271,800
1,000,000	LOUISIANA ST ENERGY & PWR AUTH PWR PROJ REVENUE	6/1/2038	5.25	1,022,294	1,025,350
460,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2034	5.10	460,000	471,344
135,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	6/1/2038	5.85	140,126	143,961
690,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2038	5.70	708,001	733,932
230,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	6/1/2039	5.60	237,233	239,412
385,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	6/20/2028	8.00	385,000	250,138
750,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	5/1/2031	6.50	746,841	796,545
490,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	2/15/2036	0.86	490,000	418,568
500,000	LUCAS CNTY OH HLTH CARE FACS REVENUE	8/15/2030	5.50	491,949	508,680
1,490,000	LUZERNE CNTY PA	11/1/2026	7.00	1,563,146	1,672,763
262,532	LYONS CO	11/30/2016	4.75	263,624	252,490
1,000,000	MACON CNTY IL SCH DIST #61	1/1/2037	5.25	1,027,616	1,027,680
250,000	MAGNOLIA CREEK FL CDD CAPITAL IMPT REVENUE(e)	5/1/2014	5.60	250,000	86,082
1,000,000	MAINE ST HLTH & HGR EDUCTNL FACS AUTH REVENUE	7/1/2032	7.50	1,048,276	1,099,500
1,000,000	MAINE ST HSG AUTH MTGE REVENUE	11/15/2036	3.60	1,000,000	805,760
1,000,000	MAINE ST HSG AUTH MTGE REVENUE	11/15/2037	4.50	1,000,000	952,130
1,000,000	MAINE ST TECH CLG SYS COPS	1/1/2017	5.80	1,000,000	1,004,400
1,000,000	MALTA IL TAX INCR REVENUE(e)	12/30/2025	5.75	1,000,000	478,470
500,000	MANATEE CNTY FL SCH BRD COPS	7/1/2031	5.63	495,843	529,925
500,000	MANCHESTER NH HSG & REDEV AUTH REVENUE	1/1/2015	6.75	498,393	498,765
500,000	MANCHESTER NH HSG & REDEV AUTH REVENUE(b)	1/1/2020	3.58	360,234	315,015
452,000	MANHATTAN IL SPL SVC AREA SPL TAX(e)	3/1/2022	5.75	452,000	90,047
500,000	MANSFIELD OH	12/1/2024	6.00	518,827	549,140
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(b)	9/1/2041	2.95	85,191	44,232
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE	9/1/2041	5.63	377,607	276,118
750,000	MARTINEZ CA UNIF SCH DIST(b)	8/1/2035	0.72	632,988	783,022
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2030	5.13	500,000	516,765
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	502,690
434,584	MASHANTUCKET WSTRN PEQUOT TRIBE CT	7/1/2031	4.00	509,499	296,651
965,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	7/1/2030	6.38	952,834	1,016,000

See accompanying notes to the financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,810,000	MASSACHUSETTS ST EDUCTNL FING AUTH	1/1/2028	5.25	$1,811,725	1,882,617
750,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2031	3.50	750,000	657,562
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.00	1,000,000	998,710
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2038	5.15	1,000,000	971,260
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2043	5.00	1,000,000	1,000,700
2,000,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2037	3.45	2,000,000	1,572,600
885,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	6/1/2040	5.05	885,000	892,885
500,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2042	3.50	499,388	377,835
3,500,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2043	4.00	3,500,000	2,907,625
160,000	MEAD NE TAX INCR REVENUE(e)	7/1/2012	5.13	160,000	2
1,000,000	MEDFORD OR HOSP FACS AUTH REVENUE	10/1/2042	5.00	1,051,172	961,600
1,070,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	12/20/2020	8.00	1,070,000	427,904
855,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	6/20/2036	10.00	855,000	299,173
1,830,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	12/20/2040	7.50	1,830,000	914,835
2,000,000	MET WASHINGTON DC ARPTS AUTH DULLES TOLL ROAD REVENUE(b)	10/1/2041	1.14	1,348,495	1,893,680
500,000	MIAMI-DADE CNTY FL HLTH FACS AUTH HOSP REVENUE	8/1/2030	6.00	486,665	537,880
2,500,000	MICHIGAN ST HOSP FIN AUTH	11/15/2025	5.25	2,302,526	2,278,750
1,500,000	MICHIGAN ST HOSP FIN AUTH	6/1/2034	6.13	1,550,453	1,573,335
1,000,000	MICHIGAN ST HSG DEV AUTH	10/1/2034	5.63	1,000,000	1,026,740
1,000,000	MICHIGAN ST MUNI BOND AUTH	5/1/2023	5.75	1,020,617	1,107,890
610,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH(c)(f)	9/1/2016	6.00	608,155	396,463
750,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	6/1/2020	6.00	745,038	759,900
360,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	10/1/2023	6.25	360,000	337,000
500,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	11/1/2028	6.35	500,000	502,530
265,000	MICHIGAN ST TOBACCO SETTLEMENT FIN AUTH	6/1/2022	5.13	249,901	219,457
1,000,000	MIDDLEBURG HEIGHTS OH HOSP REVENUE	8/1/2047	5.00	1,071,991	937,090
494,000	MILLSBORO DE SPL OBLG	7/1/2036	5.45	494,000	349,663
244,208	MINNESOTA ST HGR EDU FACS AUTH REVENUE	10/1/2016	4.49	244,980	248,472
390,000	MINNESOTA ST HSG FIN AGY	7/1/2034	5.05	390,000	410,877
775,000	MINNESOTA ST HSG FIN AGY	1/1/2040	5.10	775,000	778,317
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG	10/1/2031	6.50	974,270	1,076,010
125,000	MISSISSIPPI ST HOME CORP SF MTGE REVENUE	6/1/2039	6.75	131,310	125,422
1,000,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH EDUCTNL FACS REVENUE	3/1/2033	5.75	1,000,000	937,080
110,000	MISSOURI ST HSG DEV COMMISSION SF HSG REVENUE	9/1/2034	5.25	109,314	114,436

See accompanying notes to the financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):

215,000	MISSOURI ST HSG DEV COMMISSION SF HSG REVENUE	9/1/2034	5.35	$215,000	222,007
947,585	MOBERLY MO INDL DEV AUTH(e)	9/1/2024	6.00	963,425	66,179
1,415,000	MONTANA ST BRD OF HSG	12/1/2038	3.75	1,415,000	1,215,103
1,000,000	MONTANA ST BRD OF HSG	12/1/2038	5.20	1,000,000	1,014,080
760,000	MONTANA ST BRD OF HSG	12/1/2039	5.50	760,079	776,667
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	503,430
2,000,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVE	7/1/2038	4.00	2,000,000	1,724,360
1,500,000	MONTGOMERY CNTY OH HLTH CARE FACS REVENUE	9/20/2032	6.55	1,460,514	1,505,415
800,000	MOUNT CARBON CO MET DIST REVENUE	6/1/2043	7.00	800,000	463,456
200,000	MOUNT CARBON CO MET DIST REVENUE(e)	6/1/2043	8.00	-	20,000
500,000	MULTNOMAH CNTY OR HOSP FACS AUTH REVENUE	12/1/2029	5.00	537,162	495,110
615,000	MUNSTER IN ECON DEV TAX INCR REVENUE	7/15/2026	4.75	612,100	606,519
1,000,000	N TX TOLLWAY AUTH REVENUE(b)	1/1/2028	3.44	443,054	497,470
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2034	6.00	1,000,000	1,089,220
1,000,000	N TX TOLLWAY AUTH REVENUE(b)	1/1/2042	0.95	724,547	1,059,640
500,000	NARCOOSSEE FL CDD SPL ASSMNT	5/1/2033	4.15	498,003	416,565
1,000,000	NATRONA CNTY WY HOSP REVENUE	9/15/2031	6.35	1,000,000	1,057,820
170,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2039	5.38	170,000	176,229
585,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2040	5.10	585,000	589,774
1,000,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	1/1/2034	6.00	970,457	1,041,090
500,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	8/1/2038	6.00	490,536	534,355
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2031	5.20	1,000,000	1,027,730
620,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2034	5.38	620,000	637,484
455,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2038	6.63	471,460	494,176
475,000	NEW JERSEY ST ECON DEV AUTH	12/1/2016	5.75	475,000	475,081
500,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH	6/1/2024	5.38	497,818	532,605
965,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	4.50	965,000	969,960
285,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	6.45	299,216	300,285
550,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2034	5.00	550,000	557,046
715,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2035	5.00	715,000	722,508
1,390,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2037	5.00	1,380,364	1,391,793
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF CONDUIT REVENUE	1/1/2030	3.60	1,000,000	863,810
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF REVENUE	5/1/2041	4.95	970,767	913,410
330,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	4.80	330,000	337,003

See accompanying notes to the financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
610,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	5.00	$610,000	625,579
660,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2034	5.00	660,000	675,642
580,000	NEW MEXICO ST MTGE FIN AUTH	3/1/2036	5.45	580,000	595,869
930,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	3.90	930,000	777,006
1,395,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	4.13	1,395,000	1,213,887
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(e)	5/1/2013	5.00	114,821	1
70,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE	5/1/2015	5.00	67,846	67,922
135,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE	5/1/2018	5.00	124,007	68,890
175,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(b)	5/1/2038	0.64	143,436	75,075
70,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE	5/1/2038	5.75	62,986	55,532
1,000,000	NEW YORK CITY NY HSG DEV CORPMF HSG REVENUE	11/1/2037	3.80	1,000,000	845,030
2,000,000	NEW YORK CITY NY MUNI WTR FINAUTH WTR & SWR SYS REVENUE	6/15/2038	5.00	2,244,663	2,079,400
2,500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2042	3.80	2,500,000	2,054,900
500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2045	5.10	500,000	501,805
5,000,000	NEW YORK ST HSG FIN AGY REVENUE	5/1/2048	4.10	5,000,000	4,229,450
2,000,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2038	4.85	2,000,000	1,988,440
1,595,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2040	4.13	1,595,000	1,427,031
500,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2042	3.75	500,000	407,160
1,000,000	NORTH CAROLINA ST MED CARE COMMISSION HLTH CARE FACS REVENUE	10/1/2029	6.38	1,000,000	1,003,550
1,000,000	NORTH CAROLINA ST MED CARE COMMISSION RETMNT FACS REVENUE	1/1/2032	5.25	954,245	1,030,000
1,000,000	NORTH CAROLINA ST MED CARE COMMISSION RETMNT FACS REVENUE	7/1/2035	6.25	976,794	961,760
1,395,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2032	3.60	1,395,000	1,194,343
1,000,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2033	5.00	1,000,000	1,021,070
2,000,000	NORTH DAKOTA ST HSG FIN AGY	1/1/2038	5.15	2,000,000	2,034,580
890,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2040	5.05	890,000	894,406
1,000,000	NTHRN IL UNIV	4/1/2026	5.50	1,012,576	1,067,360
650,000	NTHRN INYO CNTY CA LOCAL HOSP DIST	12/1/2029	5.00	677,314	611,852
2,000,000	OAK PARK CA UNIF SCH DIST(b)	8/1/2038	1.86	1,055,040	1,367,900
1,250,000	OAKLAND CNTY MI ECON DEV CORP LTD OBLG REVENUE	12/1/2020	6.50	1,243,771	1,290,588
450,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2033	5.40	450,000	462,843
65,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2033	5.45	65,000	67,220
315,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	3/1/2032	5.15	315,000	320,664

See accompanying notes to the financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
470,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2038	6.50	$486,875	474,315
970,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2038	4.00	970,000	845,006
2,280,000	PACHECO CA UNION SCH DIST COPS(b)	2/1/2037	2.96	569,538	593,028
1,000,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	11/15/2022	5.38	930,683	1,014,750
500,000	PALMA SOLA TRACE FL CDD CAPITAL IMPT REVENUE	5/1/2029	4.00	500,000	438,070
1,665,000	PATTERSON CA JT UNIF SCH DIST(b)	8/1/2027	3.77	693,939	831,518
1,000,000	PELL CITY AL SPL CARE FACS FING AUTH REVENUE	12/1/2039	5.00	1,060,266	936,560
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE	7/1/2039	0.82	500,000	343,150
50,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2025	5.00	50,141	50,754
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2029	4.63	923,310	1,005,960
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2037	3.65	1,006,721	815,910
500,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2038	4.00	500,000	422,510
885,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.70	885,000	713,009
1,935,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2035	0.90	1,545,038	1,728,903
1,500,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2038	1.02	1,110,071	1,308,270
5,000,000	PEORIA IL PUBLIC BLDG COMMISSION SCH DIST FACS REVENUE(b)	12/1/2026	3.73	2,246,940	2,509,600
500,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE	7/1/2022	5.00	500,000	476,680
2,500,000	PHOENIX AZ INDL DEV AUTH LEASE REVENUE	6/1/2034	5.25	2,545,829	2,490,575
480,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	6/1/2016	6.00	482,003	488,155
660,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	12/1/2017	5.35	608,897	663,148
310,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	12/1/2018	6.38	310,000	323,426
45,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2021	6.70	45,000	45,141
865,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	6/1/2022	5.00	808,776	810,617
10,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2031	6.75	7,438	9,814
2,625,000	PITTSBURG CALIF UNI SCH DIST FING AUTH REV(b)	9/1/2031	3.78	865,783	877,616
1,000,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2020	7.00	987,341	1,079,560
1,500,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2046	8.25	1,561,583	1,637,595
500,000	PUBLIC FIN AUTH WI EDUCTNL FAC REVENUE	9/1/2022	5.25	500,000	476,195
900,000	PUBLIC FIN AUTH WI REVENUE	4/1/2022	5.00	900,000	885,015
600,000	PUBLIC FIN AUTH WI REVENUE	4/1/2032	5.50	600,000	557,514
221,000	PUBLIC FIN AUTH WI REVENUE(b)	10/1/2042	(0.46)	250,020	69,374
221,000	PUBLIC FIN AUTH WI REVENUE(b)	10/1/2042	(0.46)	250,018	2
515,000	PUBLIC FIN AUTH WI REVENUE	10/1/2042	7.00	577,658	439,568
1,000,000	PUERTO RICO CMWLTH	7/1/2028	6.00	990,386	682,680

See accompanying notes to the financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,500,000	PUERTO RICO CMWLTH	7/1/2035	5.00	$1,500,000	1,219,005
1,000,000	PUERTO RICO CMWLTH	7/1/2040	6.50	1,014,691	700,440
500,000	PUERTO RICO ELEC PWR AUTH PWR REVENUE	7/1/2025	0.85	500,000	339,525
1,000,000	PUERTO RICO ELEC PWR AUTH PWRREVENUE	7/1/2030	7.25	1,035,940	828,760
1,000,000	PUERTO RICO INDL TOURIST EDUCTNL MED & ENVRNMNTL CONTROL FAC	11/15/2025	6.13	1,000,000	1,009,580
1,000,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE(b)	8/1/2033	1.88	614,706	506,690
500,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE	8/1/2037	5.75	370,970	369,320
500,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE	8/1/2057	1.09	500,000	281,225
1,260,000	QUECHAN INDIAN TRIBE AZ FORT YUMA INDIAN RESERVATION	5/1/2025	9.75	1,260,000	1,402,531
500,000	RED RIVER TX HLTH FACS DEV CORP FIRST MTGE REVENUE	1/1/2032	5.50	513,955	455,795
1,000,000	REDONDO BEACH CA UNIF SCH DIST(b)	8/1/2034	1.38	705,454	930,820
750,000	REEF-SUNSET CA UNIF SCH DIST(b)	8/1/2038	1.30	507,555	423,735
500,000	RHODE ISLAND ST HLTH & EDUCTNL BLDG CORP	5/15/2030	6.25	493,911	544,295
1,000,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2028	4.00	994,442	987,050
750,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2037	3.90	750,000	640,672
325,000	RICHMOND IN HOSP AUTH REVENUE	1/1/2029	6.50	315,881	350,649
1,000,000	RIVERSIDE CA CMNTY PPTYS DEV INC LEASE REVENUE	10/15/2038	6.00	1,026,765	1,053,610
3,000,000	ROBLA CA SCH DIST(b)	8/1/2036	3.22	815,272	828,450
500,000	S BAYSIDE CA WST MGMT AUTH SOL WST ENTERPRISE REVENUE	9/1/2029	6.25	512,179	541,485
1,000,000	S COAST IN CONSERVANCY DIST	1/1/2028	5.25	995,039	924,280
580,000	S WSTRN IL DEV AUTH	10/1/2022	7.00	580,000	464,592
175,000	S WSTRN IL DEV AUTH	11/1/2026	5.63	174,000	136,146
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE	6/1/2039	0.73	350,000	239,970
645,000	SADDLEBACK VLY CA UNIF SCH DIST PUBLIC FING AUTH	9/1/2017	5.65	645,000	647,786
107,000	SAINT BERNARD PARISH LA HOME MTGE AUTH SF MTGE	3/1/2039	5.80	105,014	111,334
500,000	SAINT JOHNS CNTY FL INDL DEV AUTH REVENUE	8/1/2040	5.88	493,049	509,110
460,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2026	6.00	348,323	462,075
500,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2038	6.00	372,252	477,805
1,000,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2039	6.25	1,013,482	983,050
425,694	SAINT JOSEPH CNTY IN HOSP AUTH HLTH FACS REVENUE(e)	2/15/2028	5.25	431,280	45,664
500,000	SAINT LOUIS CNTY MO INDL DEV AUTH	8/15/2032	5.88	500,000	453,230
750,000	SAINT LOUIS CNTY MO INDL DEV AUTH SENIOR LIVING FACS	9/1/2042	5.00	773,930	689,085
79,190	SAINT TAMMANY PARISH LA FIN AUTH SF MTGE REVENUE	12/1/2039	5.25	80,981	79,744
1,000,000	SALEM OR HOSP FAC AUTH REVENUE	5/15/2027	5.75	1,024,963	1,006,190

See accompanying notes to the financial statements.	63	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	SALINE MI ECON DEV CORP	6/1/2032	5.25	$503,341	449,765
500,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE	5/1/2029	5.00	500,000	501,895
1,500,000	SAN GABRIEL CA UNIF SCH DIST(b)	8/1/2039	0.32	1,377,432	1,381,215
1,000,000	SAN JOSE CA FING AUTH	6/1/2039	5.00	1,068,066	1,014,970
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	517,271	546,680
1,450,000	SARASOTA CNTY FL HLTH FACS AUTH RETMNT FAC REVENUE	1/1/2027	5.50	1,219,567	1,477,564
1,000,000	SARASOTA CNTY FL HLTH FACS AUTH RETMNT FAC REVENUE	1/1/2032	5.50	1,012,462	1,005,690
1,000,000	SCHERERVILLE IN ECON DEV REVENUE	1/15/2030	6.00	1,020,870	1,045,350
770,000	SEATTLE WA HSG AUTH POOLED HSG REVENUE	9/15/2033	5.75	787,212	798,321
500,000	SEMINOLE TRIBE FL SPL OBLG REVENUE(c)	10/1/2024	5.50	503,020	517,650
500,000	SEVEN OAKS FL CMNTY DEV DIST SPL ASSMNT REVENUE	5/1/2033	5.50	488,363	476,520
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	1/1/2019	5.35	134,966	8,998
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	1/1/2029	5.55	556,862	37,494
130,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	1/1/2029	6.00	-	1
460,000	SOUTH CAROLINA ST EDU ASSISTANCE AUTH	10/1/2029	5.10	455,075	474,048
190,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2032	5.50	190,000	193,751
356,475	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE	11/15/2032	6.00	356,758	222,601
228,572	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE(b)	11/15/2047	0.04	225,000	229
152,775	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE(b)	11/15/2047	0.14	145,160	153
315,197	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE	11/15/2047	6.00	310,346	189,487
1,400,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2043	5.75	1,492,440	1,518,860
500,000	SOUTH DAKOTA ST HLTH & EDUCTNL FACS AUTH	9/1/2032	5.00	499,508	482,895
290,000	SOUTHSIDE AZ CMNTY FACS DIST #1 SPL ASSMNT REVENUE PRESCOTT	7/1/2018	6.13	227,334	225,324
1,000,000	SPARKS NV REDEV AGY TAX INCR REVENUE	6/1/2020	7.25	992,434	1,044,720
1,000,000	SPARKS NV REDEV AGY TAX INCR REVENUE	1/15/2022	5.00	982,437	1,016,280
1,000,000	SPRINGFIELD IL ELEC REVENUE	3/1/2035	5.00	1,027,175	958,350
155,000	STERLING HILL FL CDD CAPITAL IMPT REVENUE(e)	11/1/2010	5.50	155,000	93,000
2,500,000	SULPHUR SPRINGS CA UNION SCH DIST COPS(b)	12/1/2037	1.00	1,900,190	2,408,950
1,500,000	SUTTER BUTTE CA FLOOD AGY ASSMNT REVENUE	10/1/2038	4.00	1,481,336	1,270,965
500,000	TALLAHASSEE FL HLTH FACS REVENUE	12/1/2030	6.38	491,736	500,000

See accompanying notes to the financial statements.	64	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP HOSP REVENUE	11/15/2038	5.00	$1,106,292	988,710
150,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	2/15/2016	7.25	150,000	150,306
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2019	7.75	750,000	806,602
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2026	6.00	1,017,839	1,015,690
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2036	6.00	761,555	751,305
225,000	TENNESSEE ST HSG DEV AGY	7/1/2038	5.45	225,000	229,626
1,485,000	TENNESSEE ST HSG DEV AGY	7/1/2043	3.80	1,485,000	1,223,937
530,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	7/1/2039	5.45	530,000	541,846
250,000	TEXAS ST MUNI GAS ACQUISITION & SPLY CORP I GAS SPLY REVENUE	12/15/2026	1.61	250,000	206,868
2,000,000	TEXAS ST PRIV ACTIVITY BOND SURFACE TRANSPRTN CORP REVENUE	6/30/2033	7.50	2,046,228	2,227,680
800,000	TEXAS ST STUDENT HSG AUTH REVENUE(e)	1/1/2033	11.00	800,000	8
1,000,000	TOBACCO SETTLEMENT AUTH WA TOBACCO SETTLEMENT REVENUE	6/1/2029	5.25	1,042,674	1,040,260
650,000	TOBACCO SETTLEMENT FING CORP LA REVENUE	5/15/2030	5.50	683,775	658,132
360,257	TODD CREEK FARMS CO MET DIST #1 WTR & WSTWTR REVENUE(d)(e)	12/1/2009	4.75	356,355	180,129
300,000	TOLOMATO FL CDD(e)	5/1/2017	6.38	300,000	171,840
100,000	TOLOMATO FL CDD(e)	5/1/2017	6.38	100,000	1
95,000	TOLOMATO FL CDD	5/1/2017	6.38	95,000	91,029
10,000	TOLOMATO FL CDD(e)	5/1/2017	6.38	10,000	9,808
35,000	TOLOMATO FL CDD(b)	5/1/2039	1.39	22,521	25,691
90,000	TOLOMATO FL CDD(b)	5/1/2040	1.34	57,863	53,836
50,000	TOLOMATO FL CDD(b)	5/1/2040	1.34	32,146	22,142
2,000,000	TORRANCE CA UNIF SCH DIST(b)	8/1/2023	4.12	1,114,133	1,351,420
1,000,000	TRACY CA JT UNIF SCH DIST(b)	8/1/2041	2.00	447,441	482,770
1,000,000	TRAVIS CNTY TX HLTH FACS DEV CORP	11/1/2016	6.25	1,000,000	1,001,080
330,000	TRAVIS CNTY TX HLTH FACS DEV CORP	1/1/2017	5.50	326,943	329,729
1,000,000	TRAVIS CNTY TX HLTH FACS DEV CORP	1/1/2022	6.00	991,395	969,190
500,000	TURLOCK CA PUBLIC FING AUTH WTR REVENUE	5/1/2032	4.75	519,794	505,625
1,250,000	TUSTIN CA UNIF SCH DIST(b)	8/1/2028	2.33	799,820	937,688
750,000	UNIVERSAL ACADEMY MI PUBLIC SCH ACADEMY REVENUE	12/1/2023	6.50	736,575	736,020
600,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	7/15/2018	6.38	600,000	626,940
500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	7/15/2025	6.50	500,000	519,080
1,500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	10/15/2033	6.50	1,538,475	1,528,155
445,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2032	4.95	445,000	440,919
715,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	715,000	745,917
490,000	VANCOUVER WA HSG AUTH	3/1/2025	5.00	482,935	501,324
1,000,000	VERMONT ST HSG FIN AGY	5/1/2032	4.88	995,073	973,340

See accompanying notes to the financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
985,000	VERMONT ST HSG FIN AGY MULTI FAMILY	8/15/2041	3.80	$968,389	793,851
500,000	VERONA WALK FL CDD	5/1/2030	4.25	496,485	445,585
1,000,000	VIRGINIA ST HSG DEV AUTH	7/1/2033	4.13	1,000,000	913,950
1,500,000	VIRGINIA ST HSG DEV AUTH	10/1/2038	5.10	1,500,000	1,518,900
1,000,000	VIRGINIA ST HSG DEV AUTH	12/1/2039	5.00	1,000,000	1,007,980
2,500,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	1/1/2038	3.88	2,496,316	2,182,250
3,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	7/1/2038	4.80	3,000,000	3,012,570
2,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	10/1/2038	4.75	2,000,000	2,001,280
1,000,000	W CAMPUS HSG LLC AZ STUDENT HSG REVENUE	7/1/2025	5.00	894,741	956,160
1,000,000	WASHINGTON ST HLTH CARE FACS AUTH	3/1/2029	7.12	977,324	1,177,940
1,500,000	WASHINGTON ST HSG FIN COMMISSION	10/1/2022	6.00	1,500,000	1,450,365
1,500,000	WASHINGTON ST HSG FIN COMMISSION	7/1/2030	3.50	1,500,000	1,258,200
500,000	WASHINGTON ST HSG FIN COMMISSION	7/1/2033	5.00	545,370	485,450
500,000	WASHINGTON ST HSG FIN COMMISSION	12/1/2033	3.50	500,000	425,250
1,935,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT REVENUE	1/1/2017	5.25	1,917,596	1,904,001
1,000,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT REVENUE	1/1/2027	5.63	919,756	909,290
400,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE(b)	5/1/2039	0.87	337,752	247,332
6,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	5.35	7,958	5,373
550,000	WESTCHESTER CO NY LOCAL DEV CORP REVENUE	1/1/2034	5.00	588,184	531,118
685,000	WESTMONT IL PARK DIST(b)	12/1/2031	3.61	240,034	239,175
685,000	WESTMONT IL PARK DIST(b)	12/1/2033	3.48	207,412	206,986
1,000,000	WHIDBEY ISLAND WA PUBLIC HOSPDIST	12/1/2033	5.50	1,021,148	1,024,730
1,350,000	WICHITA KS HLTH CARE FACS REVENUE	5/15/2034	6.25	1,350,000	1,323,243
1,000,000	WICHITA KS HLTH CARE FACS REVENUE	12/15/2036	7.12	986,104	983,050
1,000,000	WISCONSIN ST GEN FUND ANNUAL APPROP REVENUE	5/1/2027	6.00	1,015,894	1,159,220
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	7/1/2030	5.75	1,020,575	1,059,950
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	12/1/2034	6.31	1,000,000	647,890
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	5/15/2036	5.00	1,016,682	963,430
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2043	5.00	1,050,588	928,630
720,000	WSTRN GENERATION AGY OR COGENERATION PROJ REVENUE	1/1/2021	5.00	720,118	692,446
500,000	WYOMING CMNTY DEV AUTH STUDENT HSG REV	7/1/2031	6.25	500,000	512,005
2,760,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2038	4.05	2,760,000	2,385,164
355,000	ZEPHYR RIDGE FL CDD CAPITAL IMPT REVENUE(e)	5/1/2013	5.25	355,352	139,377
	Sub-total Municipal Bonds:			443,488,179	425,648,513	91.53%

See accompanying notes to the financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Short-Term Investments:
10,777,197	NORTHERN INSTITUTIONAL FUNDS - TAX-EXEMPT PORTFOLIO, 0.01%(g)			$10,777,197	10,777,197
	Sub-total Short-Term Investments:			10,777,197	10,777,197	2.32%
	Grand total(h)			$484,138,642	465,362,140	100.07%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.

(b)	For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(d)	This security is being fair valued according to procedures adopted by the Board of Trustees.

(e)	Currently non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(f)

Restricted security that has been deemed illiquid. At December 31, 2013, the value of these restricted illiquid securities amounted to approximately $446,450 or 0.10% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST
ILLINOIS ST FIN AUTH SPORTS FAC REVENUE, 6.13%, 10/1/27	9/28/07	$728,963
ILLINOIS ST FIN AUTH SPORTS FAC REVENUE, 6.25%, 10/1/37	9/28/07	483,580
MICHIGAN ST PUBLIC EDUCTNL FACS AUTH, 6.00%, 9/1/16	9/24/07 - 4/12/11	606,563

(g)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2012, the value of the Clearwater Tax-Exempt Bond Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $18,121,788 with net sales of approximately $7,344,591 during the fiscal year ended December 31, 2013.

(h)

At December 31, 2013, the cost for Federal income tax purposes was $484,138,642. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$14,584,107
Gross unrealized depreciation	(33,360,609)
Net unrealized depreciation	$(18,776,502)

See accompanying notes to the financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2013

Diversification of investments representing geographic diversification, as a percentage of total invesments at fair value, is as follows:

Geographical Diversification	Percent
California	11.91%
Illinois	7.85
Florida	6.61
Texas	6.44
Ohio	5.43
Indiana	4.70
New York	4.49
New Jersey	3.05
Washington	2.99
Massachusetts	2.65
Other	43.88
100.00%

See accompanying notes to the financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Tax-Exempt Bond Fund
December 31, 2013

See accompanying notes to the financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Argentina:
11,295	MERCADOLIBRE, INC.	$1,153,510	1,217,488
		1,153,510	1,217,488	0.24%
Australia:
9,284	AGL ENERGY LTD.	105,943	124,594
5,090	ALS LTD.	50,677	40,040
51,722	ALUMINA LTD.(b)	50,177	51,494
16,330	AMCOR LTD.	148,761	153,830
47,662	AMP LTD.	146,497	186,827
10,115	APA GROUP	50,066	54,190
21,346	ASCIANO LTD.	100,771	109,785
4,593	ASX LTD.	114,203	150,756
25,843	AURIZON HOLDINGS LTD.	91,220	112,607
50,341	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	712,399	1,448,722
6,281	BENDIGO AND ADELAIDE BANK LTD.	52,780	65,898
179,910	BGP HOLDINGS PLC - (FRACTIONAL SHARES)(b)(c)	-	-
58,607	BHP BILLITON LTD.	1,389,859	1,988,024
10,199	BORAL LTD.	28,970	43,439
32,841	BRAMBLES LTD.	174,637	268,312
514,270	CARDNO LTD.	3,605,569	3,168,423
40,505	CFS RETAIL PROPERTY TRUST GROUP	46,791	70,345
10,469	COCA-COLA AMATIL LTD.	85,707	112,454
971	COCHLEAR LTD.	35,893	51,084
25,497	COMMONWEALTH BANK OF AUSTRALIA	1,118,793	1,771,216
6,418	COMPUTERSHARE LTD.	56,556	65,215
417,094	CREDIT CORP. GROUP LTD.	3,445,438	3,593,884
4,684	CROWN RESORTS LTD.	75,332	70,472
9,576	CSL LTD.	226,091	589,636
814,228	DECMIL GROUP LTD.	2,005,359	1,803,020
85,105	DEXUS PROPERTY GROUP	62,970	76,370
22,356	ECHO ENTERTAINMENT GROUP LTD.	70,002	49,106
25,256	FEDERATION CENTRES LTD.	52,870	52,769
21,110	FORTESCUE METALS GROUP LTD.	37,574	109,702
18,737	GOODMAN GROUP	48,414	79,134
36,747	ILUKA RESOURCES LTD.	390,455	283,162
36,603	INCITEC PIVOT LTD.	83,901	87,590
47,825	INSURANCE AUSTRALIA GROUP LTD.	120,292	248,531
10,015	LEND LEASE GROUP	61,130	99,618
9,284	MACQUARIE GROUP LTD.(b)	195,127	455,692
13,956	METCASH LTD.	38,758	39,378
37,974	MIRVAC GROUP	50,570	56,964
41,977	NATIONAL AUSTRALIA BANK LTD.	750,112	1,305,472
17,346	NEWCREST MINING LTD.	173,211	120,808
20,046	ORIGIN ENERGY LTD.	226,734	251,840
16,330	ORORA LTD.(b)	16,763	16,914
416	PERPETUAL LTD.	7,027	17,926
36,732	QANTAS AIRWAYS LTD.(b)	46,697	35,914
17,145	QBE INSURANCE GROUP LTD.	233,677	176,204
2,468	RAMSAY HEALTH CARE LTD.	49,765	95,331
6,568	RECALL HOLDINGS LTD.(b)	24,961	23,810
7,202	RIO TINTO LTD.	402,208	438,443
22,469	SANTOS LTD.	244,511	293,515
5,884	SEEK LTD.	49,598	70,454
4,898	SHOPPING CENTRES AUSTRALASIA PROPERTY GROUP	7,202	6,757
403,238	SLATER & GORDON LTD.	824,090	1,742,648
9,824	SONIC HEALTHCARE LTD.	79,849	145,437
34,990	STOCKLAND	132,304	112,786
20,662	SUNCORP GROUP LTD.	228,479	241,683
9,837	SYDNEY AIRPORT	33,263	33,377
8,477	TABCORP HOLDINGS LTD.	15,377	27,476
25,827	TATTS GROUP LTD.	65,548	71,489
50,353	TELSTRA CORP. LTD.	207,723	236,041
22,161	TOLL HOLDINGS LTD.	98,848	112,393
21,881	TRANSURBAN GROUP	88,365	133,637
11,236	TREASURY WINE ESTATES LTD.	50,994	48,357
461,002	WEBJET LTD.	1,961,192	1,304,863
14,552	WESFARMERS LTD.(b)	539,105	572,233

See accompanying notes to the financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Australia (Cont’d):
42,659	WESTFIELD GROUP	$253,085	384,330
50,298	WESTFIELD RETAIL TRUST	103,414	133,386
59,259	WESTPAC BANKING CORP.	833,676	1,713,302
26,663	WHITEHAVEN COAL LTD.(b)	49,665	45,472
10,898	WOODSIDE PETROLEUM LTD.	352,177	378,529
22,832	WOOLWORTHS LTD.	435,292	690,090
3,542	WORLEYPARSONS LTD.	57,010	52,500
		23,772,474	28,765,700	5.62%
Austria:
35,426	ANDRITZ A.G.	2,077,031	2,221,854
5,146	ERSTE GROUP BANK A.G.	114,055	179,320
33,719	IMMOFINANZ A.G.(b)	87,282	156,232
1,383	OMV A.G.	50,806	66,191
3,309	RAIFFEISEN BANK INTERNATIONAL A.G.	106,621	116,627
313	STRABAG S.E. (BEARER)	5,505	9,180
19,070	TELEKOM AUSTRIA A.G.	124,529	144,395
1,368	VOESTALPINE A.G.	51,510	65,737
29,160	WIENERBERGER A.G.	232,089	462,330
		2,849,428	3,421,866	0.67%
Belgium:
9,207	AGEAS	143,296	392,015
13,822	ANHEUSER-BUSCH INBEV N.V.	502,521	1,469,093
10,910	BARCO N.V.	740,520	851,004
2,190	BELGACOM S.A.	49,577	64,790
1,645	COLRUYT S.A.	74,892	91,834
1,238	DELHAIZE GROUP S.A.	51,243	73,575
13,574	GROUPE BRUXELLES LAMBERT S.A.	1,125,089	1,246,099
4,347	KBC GROEP N.V.	101,356	246,682
415	SOLVAY S.A., CLASS A	57,004	65,655
1,896	UCB S.A.	81,069	141,215
1,457	UMICORE S.A.	72,577	68,059
		2,999,144	4,710,021	0.92%
Brazil:
81,476	BRF S.A. ADR(b)(d)	1,527,515	1,700,404
13,600	CIA DE SANEAMENTO DE MINAS GERAIS-COPASA(b)	328,620	214,441
52,700	DIAGNOSTICOS DA AMERICA S.A.	304,541	325,235
6,300	LOJAS RENNER S.A.(b)	231,972	162,891
66,003	TOTVS S.A.(b)	1,023,197	1,034,003
		3,415,845	3,436,974	0.67%
Canada:
31,400	AGF MANAGEMENT LTD., CLASS B	334,748	392,260
2,346	AGNICO EAGLE MINES LTD.	80,562	61,905
3,934	AGRIUM, INC.	176,472	359,865
1,281	ALIMENTATION COUCHE TARD, INC., CLASS B	86,432	96,330
4,900	ARC RESOURCES LTD.	108,943	136,402
24,600	ATS AUTOMATION TOOLING SYSTEMS, INC.(b)	221,017	314,954
10,306	BANK OF MONTREAL	623,553	687,002
17,922	BANK OF NOVA SCOTIA	896,716	1,120,789
13,765	BARRICK GOLD CORP.	308,811	242,451
3,479	BAYTEX ENERGY CORP.	151,408	136,376
1,071	BCE, INC.	45,345	46,379
12,732	BOMBARDIER, INC., CLASS B	50,302	55,255
13,183	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A	202,867	511,559
11,740	CAE, INC.	85,345	149,313
11,081	CAMECO CORP.	198,977	229,913
49,900	CANACCORD GENUITY GROUP, INC.	261,393	326,481
6,440	CANADIAN IMPERIAL BANK OF COMMERCE	260,643	549,999
19,228	CANADIAN NATIONAL RAILWAY CO.	389,611	1,096,209
45,264	CANADIAN NATIONAL RAILWAY CO. (NEW YORK EXCHANGE)	2,001,787	2,580,953
19,866	CANADIAN NATURAL RESOURCES LTD.	433,114	672,143
4,722	CANADIAN OIL SANDS LTD.	97,388	88,817
4,295	CANADIAN PACIFIC RAILWAY LTD.	154,434	649,557
18,000	CANADIAN PACIFIC RAILWAY LTD. (NEW YORK EXCHANGE)	2,140,738	2,723,760

See accompanying notes to the financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
744	CANADIAN TIRE CORP. LTD., CLASS A	$50,047	69,683
5,935	CENOVUS ENERGY, INC.	162,171	169,851
10,919	CGI GROUP, INC., CLASS A(b)	90,696	365,320
1,964	CI FINANCIAL CORP.	49,854	65,359
5,882	CRESCENT POINT ENERGY CORP.	190,849	228,414
675	DOLLARAMA, INC.	46,003	56,052
18,500	DOREL INDUSTRIES, INC., CLASS B	668,249	704,646
5,431	ELDORADO GOLD CORP.	48,575	30,830
8,493	ENBRIDGE, INC.	355,371	371,061
11,992	ENCANA CORP.	240,407	216,528
32,200	ENERFLEX LTD.	376,607	454,695
3,995	ENERPLUS CORP.	57,117	72,585
32,600	ENSIGN ENERGY SERVICES, INC.	509,675	513,437
211	FAIRFAX FINANCIAL HOLDINGS LTD.	52,589	84,243
2,200	FINNING INTERNATIONAL, INC.	51,485	56,230
6,854	FIRST QUANTUM MINERALS LTD.	123,021	123,498
3,100	FORTIS, INC.	105,357	88,863
1,695	FRANCO-NEVADA CORP.	78,995	69,076
24,500	GENWORTH MI CANADA, INC.	510,922	844,843
3,052	GILDAN ACTIVEWEAR, INC.	33,435	162,649
12,365	GOLDCORP, INC.	373,349	268,194
2,200	GREAT-WEST LIFECO, INC.	49,273	67,828
26,246	HOME CAPITAL GROUP, INC.	1,322,746	1,999,613
104,500	HUDBAY MINERALS, INC.	949,853	859,807
5,697	HUSKY ENERGY, INC.	144,766	180,738
14,262	IAMGOLD CORP.	78,431	47,394
2,500	IGM FINANCIAL, INC.	100,363	132,007
37,861	IMPERIAL OIL LTD.	1,598,410	1,676,612
1,593	INDUSTRIAL ALLIANCE INSURANCE & FINANCIAL SERVICES, INC.	51,268	70,408
1,899	INTACT FINANCIAL CORP.	119,497	124,014
10,890	KINROSS GOLD CORP.	53,283	47,671
1,500	LOBLAW COS. LTD.	53,150	59,845
4,738	MAGNA INTERNATIONAL, INC.	61,549	388,496
28,359	MANULIFE FINANCIAL CORP.	338,337	559,571
3,469	METHANEX CORP.	31,828	205,152
1,000	METRO, INC.	54,328	61,097
41,556	MTY FOOD GROUP, INC.	1,273,298	1,341,059
28,100	MULLEN GROUP LTD.	636,395	751,009
2,501	NATIONAL BANK OF CANADA	186,303	208,109
11,280	NEW GOLD, INC.(b)	90,970	59,041
2,600	ONEX CORP.	105,376	140,372
1,641	OPEN TEXT CORP.	72,477	150,946
4,328	PAN AMERICAN SILVER CORP.	53,923	50,563
4,772	PEMBINA PIPELINE CORP.	40,530	168,104
19,434	PENGROWTH ENERGY CORP.	99,676	120,199
7,900	PENN WEST PETROLEUM LTD.	85,291	65,967
14,521	POTASH CORP. OF SASKATCHEWAN, INC.	406,729	478,725
4,200	POWER CORP. OF CANADA	105,623	126,326
2,701	RITCHIE BROS. AUCTIONEERS, INC.	50,064	61,940
10,807	ROGERS COMMUNICATIONS, INC., CLASS B	262,922	489,049
27,108	ROYAL BANK OF CANADA	922,860	1,822,341
2,400	SAPUTO, INC.	103,951	109,330
9,661	SHAW COMMUNICATIONS, INC., CLASS B	153,543	235,102
2,227	SHOPPERS DRUG MART CORP.	94,125	121,995
2,700	SNC-LAVALIN GROUP, INC.	100,004	121,471
11,810	SUN LIFE FINANCIAL, INC.	235,812	417,144
27,174	SUNCOR ENERGY, INC.	655,919	952,657
24,791	TALISMAN ENERGY, INC.	289,882	288,227
4,772	TECK RESOURCES LTD., CLASS B	134,516	124,213
7,587	TELUS CORP.(b)	157,622	261,126
4,489	TIM HORTONS, INC.	137,057	261,966
16,563	TORONTO-DOMINION BANK (THE)	671,143	1,560,953
1,800	TOURMALINE OIL CORP.(b)	51,783	75,745
3,818	TRANSALTA CORP.	60,803	48,451
8,206	TRANSCANADA CORP.	334,057	374,977
32,500	TRICAN WELL SERVICE LTD.	422,140	397,129

See accompanying notes to the financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
4,073	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.(b)	$237,692	477,832
2,256	VERMILION ENERGY, INC.	83,841	132,418
19,653	YAMANA GOLD, INC.	186,540	169,472
		26,995,329	36,888,940	7.21%
China:
118,000	AAC TECHNOLOGIES HOLDINGS, INC.	407,781	572,934
9,630	BAIDU, INC. ADR(b)(d)	897,814	1,712,984
1,266,383	CHINA MEDICAL SYSTEM HOLDINGS LTD.	879,422	1,353,870
51,200	CHINA ZHENGTONG AUTO SERVICES HOLDINGS LTD.(b)	30,390	32,816
324,000	DAPHNE INTERNATIONAL HOLDINGS LTD.	235,667	145,824
2,382,000	KINGDEE INTERNATIONAL SOFTWARE GROUP
	CO. LTD.(b)	469,114	724,955
884,000	SPRINGLAND INTERNATIONAL HOLDINGS LTD.	484,941	454,865
1,354,000	SUN ART RETAIL GROUP LTD.	2,188,966	1,910,264
40,500	TENCENT HOLDINGS LTD.	1,406,759	2,583,251
		7,000,854	9,491,763	1.85%
Denmark:
10	AP MOELLER - MAERSK A/S, CLASS A	46,408	103,084
24	AP MOELLER - MAERSK A/S, CLASS B	125,436	260,458
13,791	CARLSBERG A/S, CLASS B	1,138,743	1,525,905
1,500	COLOPLAST A/S, CLASS B	27,666	99,304
13,100	DANSKE BANK A/S(b)	138,182	300,519
200	FLSMIDTH & CO. A/S	6,013	10,921
13,835	NOVO NORDISK A/S ADR(d)	2,379,813	2,556,154
7,165	NOVO NORDISK A/S, CLASS B(b)	714,442	1,313,358
51,077	NOVOZYMES A/S, CLASS B	1,423,828	2,156,014
2,600	PANDORA A/S	18,150	140,962
15,973	TDC A/S	107,272	154,936
3,250	TOPDANMARK A/S(b)	33,362	85,584
538	WILLIAM DEMANT HOLDING A/S(b)	50,896	52,284
		6,210,211	8,759,483	1.71%
Finland:
59,010	AMER SPORTS OYJ	756,234	1,227,442
4,509	FORTUM OYJ	87,100	103,156
50,500	HUHTAMAKI OYJ	832,796	1,295,669
1,396	KESKO OYJ, CLASS B	30,705	51,469
4,902	KONE OYJ, CLASS B	86,493	221,193
1,849	METSO OYJ	62,227	78,905
11,359	NESTE OIL OYJ	110,935	224,554
61,900	NOKIA OYJ(b)	203,584	495,607
2,240	NOKIAN RENKAAT OYJ	31,307	107,454
1,960	ORION OYJ, CLASS B	49,561	55,060
10,565	POHJOLA BANK PLC, CLASS A	85,425	212,491
1,697	SAMPO OYJ, CLASS A	56,535	83,390
15,829	STORA ENSO OYJ (REGISTERED)	75,698	158,856
11,934	UPM-KYMMENE OYJ	99,928	201,608
3,486	WARTSILA OYJ ABP	107,429	171,542
		2,675,957	4,688,396	0.92%
France:
2,714	ACCOR S.A.	79,810	128,064
3,200	AIR FRANCE-KLM(b)	22,485	33,395
5,429	AIR LIQUIDE S.A.	664,882	767,780
6,259	AIRBUS GROUP N.V.	83,767	480,552
29,511	ALCATEL-LUCENT(b)	116,300	132,269
4,036	ALSTOM S.A.	142,736	146,998
15,974	ARCELORMITTAL	233,322	285,021
1,165	ARKEMA S.A.	98,308	135,892
32,465	AXA S.A.	458,226	902,621
26,840	BENETEAU S.A.(b)	272,439	501,056
16,306	BNP PARIBAS S.A.	672,088	1,270,782
1,253	BOUYGUES S.A.	50,411	47,265
3,068	CAP GEMINI S.A.	111,960	207,360
10,544	CARREFOUR S.A.	248,258	417,900
2,177	CASINO GUICHARD PERRACHON S.A.	172,738	250,883
994	CHRISTIAN DIOR S.A.	84,311	187,819
7,447	CIE DE ST-GOBAIN	248,952	409,537

See accompanying notes to the financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
France (Cont’d):
3,404	CIE GENERALE DES ETABLISSEMENTS MICHELIN	$180,725	361,753
16,517	CREDIT AGRICOLE S.A.(b)	122,492	211,432
9,584	DANONE	479,394	689,824
3,633	EDENRED	65,572	121,599
14,107	ELECTRICITE DE FRANCE	261,183	498,469
3,084	ESSILOR INTERNATIONAL S.A.	309,422	327,873
2,747	EURAZEO S.A.	104,305	215,330
3,160	EUTELSAT COMMUNICATIONS S.A.	100,179	98,530
16,706	GDF SUEZ	336,971	392,885
564	GECINA S.A.	51,331	74,509
13,307	GROUPE EUROTUNNEL S.A. (REGISTERED)	102,800	139,861
304	ILIAD S.A.	29,549	62,272
19,090	IPSOS	630,769	817,277
2,121	JCDECAUX S.A.	50,974	87,448
1,442	KERING	274,344	304,805
2,335	KLEPIERRE	57,367	108,205
4,713	LAFARGE S.A.	166,939	353,166
4,882	LEGRAND S.A.	111,114	269,050
4,633	L’OREAL S.A.	385,425	813,911
11,635	LVMH MOET HENNESSY LOUIS VUITTON S.A.	1,564,357	2,122,431
15,891	NATIXIS	49,085	93,435
34,547	ORANGE S.A.	364,835	427,737
3,500	PERNOD RICARD S.A.	239,500	398,726
12,969	PEUGEOT S.A.(b)	94,513	168,388
3,471	PUBLICIS GROUPE S.A.	251,099	317,589
5,954	RENAULT S.A.	173,471	478,759
2,444	REXEL S.A.	51,580	64,134
3,167	SAFRAN S.A.	153,480	220,064
18,127	SANOFI	1,018,143	1,923,166
11,344	SCHNEIDER ELECTRIC S.A.	504,223	989,417
1,813	SCOR S.E.	36,441	66,257
5,515	SES S.A.	114,220	178,522
457	SOCIETE BIC S.A.	49,235	55,992
11,367	SOCIETE GENERALE S.A.	395,442	660,219
33,063	SOCIETE TELEVISION FRANCAISE 1	295,915	637,242
4,172	SODEXO	221,116	422,651
13,444	SODEXO PRIME FIDELITE(b)	721,006	1,361,965
1,115	TECHNIP S.A.	111,452	107,159
44,761	TOTAL S.A.	2,262,580	2,742,055
1,808	UNIBAIL-RODAMCO S.E.	228,178	463,253
2,466	VALLOUREC S.A.	112,671	134,342
17,297	VEOLIA ENVIRONNEMENT S.A.	184,022	282,095
7,810	VINCI S.A.	316,569	512,714
49,049	VIVENDI S.A.	942,101	1,292,516
1,345	WENDEL S.A.	91,561	196,041
		18,128,643	28,570,262	5.58%
Germany:
3,492	ADIDAS A.G.	145,098	445,037
8,718	ALLIANZ S.E. (REGISTERED)	780,413	1,563,333
16,707	BASF S.E.	672,193	1,781,016
15,120	BAYER A.G. (REGISTERED)	808,915	2,120,620
5,125	BAYERISCHE MOTOREN WERKE A.G.	483,372	600,840
1,591	BEIERSDORF A.G.	86,858	161,179
435	BRENNTAG A.G.	47,835	80,638
7,652	CELESIO A.G.	109,250	242,118
16,269	COMMERZBANK A.G.(b)	189,114	262,085
916	CONTINENTAL A.G.	47,943	200,866
22,535	CTS EVENTIM A.G.	667,380	1,141,161
17,639	DAIMLER A.G. (REGISTERED)	589,913	1,526,330
12,588	DEUTSCHE BANK A.G. (REGISTERED)	457,847	600,478
13,828	DEUTSCHE BOERSE A.G.	735,468	1,145,195
3,261	DEUTSCHE LUFTHANSA A.G. (REGISTERED)(b)	35,709	69,177
19,219	DEUTSCHE POST A.G. (REGISTERED)	228,974	700,649
48,143	DEUTSCHE TELEKOM A.G. (REGISTERED)	576,920	823,243
17,275	DMG MORI SEIKI A.G.	362,982	550,165
27,124	E.ON S.E.	500,011	500,574
1,914	FRESENIUS MEDICAL CARE A.G. & CO. KGAA	112,352	136,210
2,289	FRESENIUS S.E. & CO. KGAA	150,261	351,426

See accompanying notes to the financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Germany (Cont’d):
1,527	GEA GROUP A.G.	$49,652	72,684
11,960	GERRESHEIMER A.G.	619,616	836,325
2,580	HANNOVER RUECK S.E.	110,106	221,406
3,952	HEIDELBERGCEMENT A.G.	143,515	299,838
671	HENKEL A.G. & CO. KGAA	49,267	69,823
2,600	HOCHTIEF A.G.	108,936	221,977
387	HUGO BOSS A.G.	50,390	55,103
21,437	INFINEON TECHNOLOGIES A.G.	120,692	228,849
25,640	JENOPTIK A.G.	227,966	435,621
1,800	K+S A.G. (REGISTERED)	50,566	55,406
41,130	KLOECKNER & CO. S.E.(b)	452,627	563,109
1,013	LANXESS A.G.	69,793	67,554
3,200	LEONI A.G.	153,070	239,174
2,743	LINDE A.G.	475,408	573,768
465	MAN S.E.	50,636	57,093
1,025	MERCK KGAA	86,079	183,665
1,559	METRO A.G.	48,976	75,494
4,041	MUENCHENER RUECKVERSICHERUNGS A.G. (REGISTERED)	512,591	890,306
1,517	OSRAM LICHT A.G.(b)	42,957	85,564
1,489	PROSIEBENSAT.1 MEDIA A.G. (REGISTERED)	25,180	73,743
2,770	RATIONAL A.G.	702,746	918,757
6,701	RWE A.G.	216,363	245,260
1,130	SALZGITTER A.G.	50,070	48,191
17,263	SAP A.G.	695,154	1,479,782
15,179	SIEMENS A.G. (REGISTERED)	992,308	2,073,349
7,661	THYSSENKRUPP A.G.(b)	152,398	186,439
7,071	TUI A.G.(b)	57,698	116,488
483	VOLKSWAGEN A.G.	48,103	130,833
23,312	WIRECARD A.G.	532,960	920,899
		14,684,631	26,428,840	5.16%
Greece:
6,746	HELLENIC TELECOMMUNICATIONS ORGANIZATION S.A.(b)	54,075	89,742
25,090	JUMBO S.A.(b)	160,349	400,389
3,968	OPAP S.A.	51,161	52,787
		265,585	542,918	0.11%
Hong Kong:
220,400	AIA GROUP LTD.	733,244	1,105,652
16,600	BANK OF EAST ASIA LTD.	71,196	70,324
82,500	BOC HONG KONG HOLDINGS LTD.	169,112	264,386
9,045,647	BONJOUR HOLDINGS LTD.	1,209,285	1,971,441
28,000	CHEUNG KONG HOLDINGS LTD.	277,057	441,974
10,000	CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD.	46,496	63,126
36,500	CLP HOLDINGS LTD.	253,113	288,543
27,800	ESPRIT HOLDINGS LTD.(b)	35,637	53,562
26,000	GALAXY ENTERTAINMENT GROUP LTD.(b)	67,404	233,200
647,722	HAIER ELECTRONICS GROUP CO. LTD.	1,236,810	1,879,440
44,000	HANG LUNG PROPERTIES LTD.	116,126	139,020
18,600	HANG SENG BANK LTD.	228,767	301,513
14,300	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	81,603
16,500	HONG KONG EXCHANGES AND CLEARING LTD.	276,535	275,131
400	HOPEWELL HIGHWAY INFRASTRUCTURE LTD.	229	190
41,000	HUTCHISON WHAMPOA LTD.	238,015	557,291
12,000	HYSAN DEVELOPMENT CO. LTD.	49,052	51,687
13,500	KERRY LOGISTICS NETWORK LTD.(b)	28,209	19,186
27,000	KERRY PROPERTIES LTD.	90,767	93,664
84,000	LI & FUNG LTD.	101,052	108,327
40,500	LINK REIT (THE)	84,196	196,381
26,800	MGM CHINA HOLDINGS LTD.	51,645	114,398
1,250,000	MIE HOLDINGS CORP.	305,659	264,369
30,500	MTR CORP. LTD.	88,703	115,442
54,000	NEW WORLD DEVELOPMENT CO. LTD.	62,818	68,176
43,500	NWS HOLDINGS LTD.	52,824	66,308
1,578,300	PAX GLOBAL TECHNOLOGY LTD.(b)	531,041	635,041
190,000	PCCW LTD.	77,805	85,024
11,310,213	PICO FAR EAST HOLDINGS LTD.	3,184,156	3,952,733

See accompanying notes to the financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Hong Kong (Cont’d):
3,786,906	PORTS DESIGN LTD.	$2,917,769	2,930,172
24,000	POWER ASSETS HOLDINGS LTD.	139,092	190,810
24,430,712	REXLOT HOLDINGS LTD.	1,565,092	3,308,132
48,000	SANDS CHINA LTD.	128,061	392,144
22,000	SHANGRI-LA ASIA LTD.	29,501	42,898
59,400	SINO LAND CO. LTD.	80,601	81,199
25,000	SJM HOLDINGS LTD.	52,349	83,824
256,000	STELLA INTERNATIONAL HOLDINGS LTD.	679,964	652,355
14,000	SUN HUNG KAI PROPERTIES LTD.	150,589	177,566
19,000	SWIRE PACIFIC LTD., CLASS A	127,857	222,728
17,800	SWIRE PROPERTIES LTD.	50,632	44,992
451,000	TECHTRONIC INDUSTRIES CO.	820,994	1,279,548
3,000	TELEVISION BROADCASTS LTD.	9,222	20,060
470,200	VALUE PARTNERS GROUP LTD.	287,739	363,824
84,300	VTECH HOLDINGS LTD.	996,749	1,094,749
20,000	WHARF HOLDINGS LTD.	164,819	152,947
19,000	WHEELOCK & CO. LTD.	30,489	87,352
30,000	WYNN MACAU LTD.	50,423	135,989
3,709,428	XTEP INTERNATIONAL HOLDINGS	1,587,606	1,913,482
582,000	YINGDE GASES GROUP CO. LTD.	583,171	609,448
15,000	YUE YUEN INDUSTRIAL HOLDINGS LTD.	30,233	50,101
		20,195,449	27,331,452	5.34%
Ireland:
10,803	ACCENTURE PLC, CLASS A	368,730	888,223
60,447	COVIDIEN PLC	2,727,803	4,116,441
14,894	CRH PLC	217,633	374,961
11,888	EXPERIAN PLC	196,535	219,301
11,673	JAMES HARDIE INDUSTRIES PLC - CDI	105,224	134,871
920	KERRY GROUP PLC, CLASS A	50,283	63,915
16,074	MALLINCKRODT PLC(b)	626,921	840,027
9,299	SHIRE PLC	267,371	439,170
38,703	UBM PLC	411,567	420,432
		4,972,067	7,497,341	1.46%
Israel:
21,030	BANK HAPOALIM B.M.	80,002	117,809
21,775	BANK LEUMI LE-ISRAEL B.M.(b)	77,241	88,931
19,005	CAESARSTONE SDOT-YAM LTD.	557,055	943,978
217	DELEK GROUP LTD.	52,364	82,875
93,514	MAGIC SOFTWARE ENTERPRISES LTD.	576,241	670,495
5,900	MIZRAHI TEFAHOT BANK LTD.	51,135	77,217
1,494	NICE SYSTEMS LTD.	50,675	61,189
12,836	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(d)	495,591	514,467
		1,940,304	2,556,961	0.50%
Italy:
56,711	AMPLIFON S.P.A.	248,331	315,034
18,467	ASSICURAZIONI GENERALI S.P.A.	269,600	434,426
2,238	ATLANTIA S.P.A.	25,873	50,216
109,082	AZIMUT HOLDING S.P.A.	1,399,058	2,975,771
57,599	ENEL GREEN POWER S.P.A.	98,098	145,087
95,489	ENEL S.P.A.	357,926	416,950
49,857	ENI S.P.A.	958,264	1,199,609
3,610	EXOR S.P.A.	90,616	143,575
10,222	FIAT S.P.A.(b)	27,207	83,601
10,070	FINMECCANICA S.P.A.(b)	50,331	76,262
177,988	INTESA SANPAOLO S.P.A.	307,053	439,275
2,826	LUXOTTICA GROUP S.P.A.	118,626	151,427
16,000	MARR S.P.A.	253,354	265,895
25,272	MEDIOLANUM S.P.A.	87,322	219,030
2,801	PRYSMIAN S.P.A.	56,504	72,096
57,530	SNAM S.P.A.	249,716	321,800
54,000	SORIN S.P.A.(b)	153,514	154,073
7,497	TENARIS S.A.	100,710	163,780
34,652	TERNA RETE ELETTRICA NAZIONALE S.P.A.	130,368	173,140
67,174	UNICREDIT S.P.A.	347,501	497,173
25,343	UNIONE DI BANCHE ITALIANE S.C.P.A.	103,374	172,091
		5,433,346	8,470,311	1.65%

See accompanying notes to the financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan:
1,400	ABC-MART, INC.	$51,583	61,086
10,000	AEON CO. LTD.	112,237	135,315
6,300	AEON FINANCIAL SERVICE CO. LTD.	81,451	168,702
1,210	AEON MALL CO. LTD.	23,091	33,907
2,300	AISIN SEIKI CO. LTD.	37,584	93,258
17,000	AJINOMOTO CO., INC.	136,093	245,694
1,300	ALFRESA HOLDINGS CORP.	50,794	64,438
2,000	AMADA CO. LTD.	10,582	17,605
18,000	AOZORA BANK LTD.	51,121	50,935
36,100	ASAHI CO. LTD.	561,894	503,227
16,000	ASAHI GLASS CO. LTD.	97,913	99,364
5,600	ASAHI GROUP HOLDINGS LTD.	85,235	157,615
31,000	ASAHI KASEI CORP.	147,138	242,560
64,000	ASICS CORP.	894,704	1,090,875
7,400	ASTELLAS PHARMA, INC.	236,149	437,774
37,000	BANK OF YOKOHAMA (THE) LTD.	164,514	205,887
3,000	BENESSE HOLDINGS, INC.	114,910	120,359
13,800	BRIDGESTONE CORP.	205,726	521,546
5,200	BROTHER INDUSTRIES LTD.	38,445	70,956
20,100	CANON, INC.	672,639	635,581
16,600	CAPCOM CO. LTD.	276,543	297,448
1,000	CASIO COMPUTER CO. LTD.	7,474	12,221
2,700	CENTRAL JAPAN RAILWAY CO.	229,516	317,406
15,000	CHIBA BANK (THE) LTD.	81,968	100,988
7,800	CHUBU ELECTRIC POWER CO., INC.	102,883	100,657
4,500	CHUGAI PHARMACEUTICAL CO. LTD.	82,278	99,350
4,000	CHUGOKU BANK (THE) LTD.	53,626	50,745
5,200	CHUGOKU ELECTRIC POWER (THE) CO., INC.	81,720	80,782
7,900	CITIZEN HOLDINGS CO. LTD.	31,581	66,465
37,136	CREDIT SAISON CO. LTD.	448,874	975,389
6,000	DAI NIPPON PRINTING CO. LTD.	55,038	63,584
11,000	DAIDO STEEL CO. LTD.	45,649	54,525
3,000	DAIHATSU MOTOR CO. LTD.	56,626	50,764
17,500	DAI-ICHI LIFE INSURANCE (THE) CO. LTD.	222,759	291,971
9,700	DAIICHI SANKYO CO. LTD.	164,977	177,126
4,500	DAIKIN INDUSTRIES LTD.	124,473	279,888
1,200	DAITO TRUST CONSTRUCTION CO. LTD.	117,985	112,012
10,000	DAIWA HOUSE INDUSTRY CO. LTD.	103,706	193,239
25,000	DAIWA SECURITIES GROUP, INC.	96,011	249,264
92,793	DENA CO. LTD.	2,669,518	1,949,085
8,200	DENSO CORP.	185,234	432,153
2,800	DENTSU, INC.	46,871	114,329
48,000	DESCENTE LTD.	278,723	324,983
13,000	DOWA HOLDINGS CO. LTD.	55,385	126,902
7,000	EAST JAPAN RAILWAY CO.	392,789	557,022
2,000	EISAI CO. LTD.	60,510	77,391
730	EPS CORP.	981,473	956,604
1,800	FAMILYMART CO. LTD.	52,590	82,129
14,200	FANUC CORP.	2,044,899	2,595,670
1,100	FAST RETAILING CO. LTD.	136,395	453,328
21,000	FUJI ELECTRIC CO. LTD.	51,969	98,110
6,000	FUJI HEAVY INDUSTRIES LTD.	27,516	171,779
8,800	FUJIFILM HOLDINGS CORP.	165,274	249,101
44,000	FUJITSU LTD.(b)	171,664	227,291
11,000	FUKUOKA FINANCIAL GROUP, INC.	36,036	48,153
32,000	FURUKAWA ELECTRIC CO. LTD.	65,376	80,220
12,000	GS YUASA CORP.	47,814	68,939
6,000	GUNMA BANK (THE) LTD.	31,571	33,444
1,500	HAMAMATSU PHOTONICS K.K.	52,686	59,895
11,000	HANKYU HANSHIN HOLDINGS, INC.	51,221	59,330
500	HIROSE ELECTRIC CO. LTD.	48,402	71,123
7,000	HIROSHIMA BANK (THE) LTD.	26,154	28,915
95,000	HITACHI LTD.	295,895	718,070
6,000	HITACHI METALS LTD.	45,405	84,664
9,500	HOKKAIDO ELECTRIC POWER CO., INC.(b)	84,575	109,064
7,300	HOKURIKU ELECTRIC POWER CO.	76,486	98,918
28,800	HONDA MOTOR CO. LTD.	780,069	1,184,161

See accompanying notes to the financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
5,300	HOYA CORP.	$112,594	147,057
1,200	IDEMITSU KOSAN CO. LTD.	23,804	27,268
20,000	IHI CORP.	52,673	86,222
15,600	INPEX CORP.	192,488	199,685
9,800	ISETAN MITSUKOSHI HOLDINGS LTD.	85,535	139,123
17,000	ISUZU MOTORS LTD.	108,047	105,574
27,200	ITOCHU CORP.	291,860	335,512
5,000	IYO BANK (THE) LTD.	43,448	48,951
8,000	J FRONT RETAILING CO. LTD.	31,099	60,469
3,500	JAPAN EXCHANGE GROUP, INC.	56,090	99,340
33	JAPAN RETAIL FUND INVESTMENT CORP.	60,174	67,122
8,000	JAPAN STEEL WORKS (THE) LTD.	45,974	44,668
16,400	JAPAN TOBACCO, INC.	479,151	532,599
6,000	JFE HOLDINGS, INC.	94,802	142,551
4,000	JGC CORP.	53,048	156,680
12,000	JOYO BANK (THE) LTD.	54,056	61,191
3,100	JSR CORP.	39,530	59,934
5,000	JTEKT CORP.	36,670	84,987
39,100	JX HOLDINGS, INC.	200,471	200,865
7,000	KAJIMA CORP.	15,004	26,256
18,000	KANSAI ELECTRIC POWER (THE) CO., INC.(b)	164,557	206,647
2,000	KANSAI PAINT CO. LTD.	10,449	29,532
58,413	KAO CORP.	1,468,702	1,835,980
35,000	KAWASAKI HEAVY INDUSTRIES LTD.	71,135	146,567
9,954	KDDI CORP.	239,416	611,550
24,800	KEIHIN CORP.	308,810	383,857
13,000	KEIKYU CORP.	95,310	107,027
5,000	KEIO CORP.	28,322	33,283
5,000	KEISEI ELECTRIC RAILWAY CO. LTD.	23,110	45,912
981	KEYENCE CORP.	180,512	419,191
6,000	KIKKOMAN CORP.	52,867	113,152
35,000	KINTETSU CORP.	106,062	122,638
10,000	KIRIN HOLDINGS CO. LTD.	103,112	143,671
19,600	KOBAYASHI PHARMACEUTICAL CO. LTD.	1,056,246	1,092,508
15,400	KOMATSU LTD.	339,281	312,504
2,300	KONAMI CORP.	50,313	53,050
7,000	KONICA MINOLTA, INC.	53,139	69,727
21,000	KUBOTA CORP.	129,773	346,776
4,300	KURITA WATER INDUSTRIES LTD.	96,931	89,095
5,400	KYOCERA CORP.	198,000	269,205
5,000	KYOWA HAKKO KIRIN CO. LTD.	54,616	55,028
6,500	KYUSHU ELECTRIC POWER CO., INC.(b)	59,661	82,832
2,800	LAWSON, INC.	120,035	209,249
4,200	LIXIL GROUP CORP.	71,097	114,981
1,000	MAKITA CORP.	48,587	52,417
24,000	MARUBENI CORP.	173,505	172,291
6,500	MARUI GROUP CO. LTD.	32,287	65,920
57,000	MAZDA MOTOR CORP.(b)	95,886	294,445
1,600	MCDONALD’S HOLDINGS CO. JAPAN LTD.	43,060	40,824
1,700	MEIJI HOLDINGS CO. LTD.	54,895	109,125
33,800	MEITEC CORP.	760,894	914,086
1,800	MIRACA HOLDINGS, INC.	71,311	84,778
40,000	MITSUBISHI CHEMICAL HOLDINGS CORP.	161,621	184,598
25,200	MITSUBISHI CORP.	378,464	482,655
32,000	MITSUBISHI ELECTRIC CORP.	244,114	401,102
27,000	MITSUBISHI ESTATE CO. LTD.	353,310	806,334
17,000	MITSUBISHI GAS CHEMICAL CO., INC.	75,149	124,945
57,000	MITSUBISHI HEAVY INDUSTRIES LTD.	185,317	352,360
4,000	MITSUBISHI LOGISTICS CORP.	45,017	63,090
18,000	MITSUBISHI MATERIALS CORP.	47,129	66,318
5,400	MITSUBISHI MOTORS CORP.(b)	51,556	57,892
3,800	MITSUBISHI TANABE PHARMA CORP.	49,996	52,899
240,600	MITSUBISHI UFJ FINANCIAL GROUP, INC.	1,162,680	1,585,570
27,000	MITSUBISHI UFJ LEASE & FINANCE CO. LTD.	83,878	165,369
29,600	MITSUI & CO. LTD.	306,203	411,775
37,000	MITSUI CHEMICALS, INC.	87,469	89,241
14,000	MITSUI FUDOSAN CO. LTD.	364,288	503,181
3,000	MITSUI MINING & SMELTING CO. LTD.	5,391	9,201

See accompanying notes to the financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
12,000	MITSUI OSK LINES LTD.	$47,398	54,012
383,820	MIZUHO FINANCIAL GROUP, INC.	671,564	830,984
6,080	MS&AD INSURANCE GROUP HOLDINGS	125,874	162,926
3,600	MURATA MANUFACTURING CO. LTD.	162,615	319,286
1,500	NAMCO BANDAI HOLDINGS, INC.	14,652	33,245
27,000	NEC CORP.	70,167	60,763
5,000	NGK INSULATORS LTD.	63,090	94,863
3,000	NGK SPARK PLUG CO. LTD.	28,359	70,933
1,500	NIDEC CORP.	70,097	146,710
12,069	NIFCO, INC.	270,359	319,288
6,000	NIKON CORP.	75,728	114,462
1,800	NINTENDO CO. LTD.	172,120	239,464
22	NIPPON BUILDING FUND, INC.	90,970	127,851
11,000	NIPPON ELECTRIC GLASS CO. LTD.	57,054	57,658
17,000	NIPPON EXPRESS CO. LTD.	60,747	82,167
6,000	NIPPON MEAT PACKERS, INC.	72,315	102,896
123,535	NIPPON STEEL & SUMITOMO METAL CORP.	307,243	412,917
7,600	NIPPON TELEGRAPH & TELEPHONE CORP.	342,697	408,470
17,000	NISHI-NIPPON CITY BANK (THE) LTD.	40,901	45,684
5,000	NISSAN CHEMICAL INDUSTRIES LTD.	50,851	79,242
36,300	NISSAN MOTOR CO. LTD.	335,335	304,712
7,700	NISSHIN SEIFUN GROUP, INC.	78,577	79,479
1,200	NISSIN FOODS HOLDINGS CO. LTD.	43,959	50,593
13,900	NISSIN KOGYO CO. LTD.	186,052	294,077
1,350	NITORI HOLDINGS CO. LTD.	87,310	127,808
3,200	NITTO DENKO CORP.	77,639	134,764
5,700	NKSJ HOLDINGS, INC.	114,918	158,264
72,300	NOMURA HOLDINGS, INC.	256,136	555,415
2,700	NOMURA RESEARCH INSTITUTE LTD.	43,930	84,992
17,800	NORTH PACIFIC BANK LTD.	49,457	72,343
7,000	NSK LTD.	50,459	86,943
1,400	NTT DATA CORP.	36,520	51,581
23,400	NTT DOCOMO, INC.	344,362	383,297
6,500	NTT URBAN DEVELOPMENT CORP.	52,710	74,623
12,000	OBAYASHI CORP.	48,665	68,256
4,000	ODAKYU ELECTRIC RAILWAY CO. LTD.	30,548	36,122
5,100	OLYMPUS CORP.(b)	71,174	161,267
2,000	OMRON CORP.	50,016	88,216
1,300	ONO PHARMACEUTICAL CO. LTD.	55,952	113,693
8,000	ONWARD HOLDINGS CO. LTD.	54,094	60,545
1,200	ORIENTAL LAND CO. LTD.	113,097	172,861
16,600	ORIX CORP.	215,894	291,142
37,000	OSAKA GAS CO. LTD.	121,878	145,105
4,400	OTSUKA HOLDINGS CO. LTD.	121,499	127,015
33,300	PANASONIC CORP.	217,151	387,040
2,600	PARK24 CO. LTD.	51,627	48,958
239,100	PRESTIGE INTERNATIONAL, INC.	1,746,687	2,247,735
15,200	RAKUTEN, INC.	97,714	225,741
23,400	RESONA HOLDINGS, INC.	97,985	119,100
10,000	RICOH CO. LTD.	94,506	106,163
1,200	RINNAI CORP.	52,047	93,324
1,500	ROHM CO. LTD.	51,836	72,928
9,360	SANKYO CO. LTD.	481,142	431,070
2,600	SANTEN PHARMACEUTICAL CO. LTD.	85,886	121,100
13,720	SBI HOLDINGS, INC.	111,165	207,148
3,400	SECOM CO. LTD.	133,812	204,691
4,100	SEGA SAMMY HOLDINGS, INC.	38,822	104,223
13,000	SEKISUI CHEMICAL CO. LTD.	66,177	159,244
6,000	SEKISUI HOUSE LTD.	44,394	83,753
11,600	SERIA CO. LTD.	206,350	465,939
12,800	SEVEN & I HOLDINGS CO. LTD.	281,200	508,062
25,000	SHARP CORP.(b)	50,043	79,290
4,900	SHIKOKU ELECTRIC POWER CO., INC.(b)	52,495	73,284
4,000	SHIMADZU CORP.	25,419	34,755
1,000	SHIMAMURA CO. LTD.	61,206	93,628
1,500	SHIMANO, INC.	58,204	128,620
8,300	SHIN-ETSU CHEMICAL CO. LTD.	411,842	483,924
41,600	SHINKO PLANTECH CO. LTD.	342,251	322,735

See accompanying notes to the financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
4,000	SHIONOGI & CO. LTD.	$67,679	86,601
5,900	SHISEIDO CO. LTD.	88,706	94,738
13,000	SHIZUOKA BANK (THE) LTD.	130,502	138,505
21,000	SHOWA DENKO K.K.	33,824	29,712
900	SMC CORP.	106,941	226,474
15,600	SOFTBANK CORP.	276,169	1,362,834
14,400	SONY CORP.	173,384	249,686
4,400	SONY FINANCIAL HOLDINGS, INC.	56,074	79,970
37,800	SQUARE ENIX HOLDINGS CO. LTD.	491,461	660,450
58,202	STANLEY ELECTRIC CO. LTD.	856,188	1,330,837
7,000	SUMCO CORP.	47,761	61,685
25,000	SUMITOMO CHEMICAL CO. LTD.	74,256	97,806
21,300	SUMITOMO CORP.	207,214	267,185
13,100	SUMITOMO ELECTRIC INDUSTRIES LTD.	127,803	218,188
12,000	SUMITOMO HEAVY INDUSTRIES LTD.	39,379	55,151
9,000	SUMITOMO METAL MINING CO. LTD.	88,484	117,681
26,400	SUMITOMO MITSUI FINANCIAL GROUP, INC.	824,716	1,358,731
71,310	SUMITOMO MITSUI TRUST HOLDINGS, INC.	214,202	375,138
6,000	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	163,837	297,977
67,200	SUMITOMO RUBBER INDUSTRIES LTD.	817,767	953,345
5,800	SUZUKI MOTOR CORP.	104,611	155,754
32,000	SYSMEX CORP.	1,475,582	1,887,000
4,100	T&D HOLDINGS, INC.	46,311	57,192
31,000	TAIHEIYO CEMENT CORP.	68,814	118,925
11,000	TAISEI CORP.	19,822	49,929
600	TAISHO PHARMACEUTICAL HOLDINGS CO. LTD.	40,190	41,193
10,000	TAKASHIMAYA CO. LTD.	63,872	99,421
14,700	TAKEDA PHARMACEUTICAL CO. LTD.	588,055	673,512
29,000	TEIJIN LTD.	67,529	64,438
2,600	TERUMO CORP.	95,419	125,173
2,000	THK CO. LTD.	29,290	49,834
14,000	TOBU RAILWAY CO. LTD.	67,422	67,800
1,000	TOHO CO. LTD.	13,412	21,964
17,000	TOHO GAS CO. LTD.	81,221	82,651
7,200	TOHOKU ELECTRIC POWER CO., INC.(b)	56,650	80,881
14,100	TOKAI RIKA CO. LTD.	186,874	280,099
14,400	TOKIO MARINE HOLDINGS, INC.	359,676	480,638
21,600	TOKYO ELECTRIC POWER CO., INC.(b)	102,702	106,041
3,200	TOKYO ELECTRON LTD.	128,746	175,026
40,000	TOKYO GAS CO. LTD.	151,969	196,752
6,000	TOKYO TATEMONO CO. LTD.	56,308	66,546
25,000	TOKYU CORP.	103,448	161,666
23,000	TOKYU FUDOSAN HOLDINGS CORP.(b)	86,617	216,219
4,000	TONENGENERAL SEKIYU K.K.	37,796	36,654
17,000	TORAY INDUSTRIES, INC.	70,413	117,520
80,000	TOSHIBA CORP.	245,424	335,771
6,000	TOTO LTD.	30,029	94,977
3,000	TOYO SUISAN KAISHA LTD.	74,690	90,020
4,000	TOYOTA INDUSTRIES CORP.	101,266	180,230
46,700	TOYOTA MOTOR CORP.	1,595,727	2,846,966
1,900	TOYOTA TSUSHO CORP.	17,167	46,963
2,500	TREND MICRO, INC.	74,501	87,361
1,700	TSUMURA & CO.	50,505	45,006
16,548	TSURUHA HOLDINGS, INC.	1,245,281	1,519,506
8,000	UBE INDUSTRIES LTD.	13,963	17,092
2,600	UNICHARM CORP.	68,794	148,134
17,500	UNIPRES CORP.	363,607	327,699
34	UNITED URBAN INVESTMENT CORP.	52,061	48,848
6,500	USHIO, INC.	68,874	86,165
4,900	USS CO. LTD.	56,003	67,188
4,100	WEST JAPAN RAILWAY CO.	134,756	177,533
23,600	YAHOO JAPAN CORP.	62,283	131,099
1,300	YAKULT HONSHA CO. LTD.	22,252	65,549
27,200	YAMADA DENKI CO. LTD.	102,434	88,850
4,800	YAMAHA MOTOR CO. LTD.	48,849	71,879
3,100	YAMATO HOLDINGS CO. LTD.	48,197	62,583
1,600	YAMATO KOGYO CO. LTD.	50,862	51,049
4,000	YAMAZAKI BAKING CO. LTD.	44,679	40,984

See accompanying notes to the financial statements.	80	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
5,000	YASKAWA ELECTRIC CORP.	$48,019	78,957
		51,064,233	70,677,033	13.81%
Mexico:
520,519	WAL-MART DE MEXICO S.A.B. DE C.V., SERIES V	1,588,759	1,365,832
		1,588,759	1,365,832	0.27%
Netherlands:
39,620	AALBERTS INDUSTRIES N.V.	750,987	1,263,159
25,740	ACCELL GROUP	426,901	474,501
34,297	AEGON N.V.	128,398	323,765
4,340	AKZO NOBEL N.V.	184,408	336,380
23,430	ARCADIS N.V.	506,394	825,801
8,054	ASML HOLDING N.V.	131,659	753,876
27,184	ASML HOLDING N.V. (REGISTERED)	1,663,147	2,547,141
10,564	CORE LABORATORIES N.V.	1,114,056	2,017,196
1,094	CORIO N.V.	43,642	49,026
3,045	DELTA LLOYD N.V.	50,618	75,570
1,259	FUGRO N.V. - CVA	70,525	75,022
768	GEMALTO N.V.	50,382	84,534
965	HEINEKEN HOLDING N.V.	23,862	61,047
3,662	HEINEKEN N.V.	128,663	247,256
221,842	ING GROEP N.V. - CVA(b)	1,880,939	3,082,399
13,554	KONINKLIJKE AHOLD N.V.	152,134	243,333
2,539	KONINKLIJKE DSM N.V.	86,313	199,654
64,990	KONINKLIJKE KPN N.V.(b)	148,217	209,480
26,572	KONINKLIJKE PHILIPS N.V.	499,787	974,011
883	KONINKLIJKE VOPAK N.V.	51,486	51,651
1,395	OCI N.V.(b)	50,711	62,822
9,716	QIAGEN N.V.(b)	139,904	226,358
3,238	RANDSTAD HOLDING N.V.	99,928	210,030
17,673	REED ELSEVIER N.V.	197,590	374,416
60,146	ROYAL DUTCH SHELL PLC, CLASS A	1,632,636	2,154,321
47,797	ROYAL DUTCH SHELL PLC, CLASS B	1,167,518	1,804,607
113,350	ROYAL IMTECH N.V.(b)	758,043	332,767
48,305	SENSATA TECHNOLOGIES HOLDING N.V.(b)	1,678,661	1,872,785
64,540	TNT EXPRESS N.V.	484,863	599,139
27,623	UNILEVER N.V. - CVA	917,402	1,112,478
32,690	USG PEOPLE N.V.	259,392	435,685
6,193	WOLTERS KLUWER N.V.	101,075	176,741
1,188	ZIGGO N.V.	50,621	54,260
		15,630,862	23,311,211	4.55%

New Zealand:
17,680	AUCKLAND INTERNATIONAL AIRPORT LTD.	49,844	51,326
11,811	CONTACT ENERGY LTD.	51,689	49,830
7,321	FLETCHER BUILDING LTD.	51,323	51,237
18,050	SKYCITY ENTERTAINMENT GROUP LTD.	49,428	55,369
37,843	TELECOM CORP. OF NEW ZEALAND LTD.	73,138	71,737
		275,422	279,499	0.05%
Norway:
24,203	AKER SOLUTIONS ASA	361,676	432,560
13,773	DNB ASA	87,874	246,380
3,900	KVAERNER ASA	6,507	7,394
21,490	NORSK HYDRO ASA	82,180	95,912
111,648	ORKLA ASA	774,163	871,051
12,350	SCHIBSTED ASA	474,812	816,913
5,278	SEADRILL LTD.	104,057	215,461
21,587	STATOIL ASA	418,607	523,187
11,360	TELENOR ASA	229,860	270,828
85,000	TOMRA SYSTEMS ASA	703,315	791,799
4,000	YARA INTERNATIONAL ASA	109,527	172,127
		3,352,578	4,443,612	0.87%
Philippines:
345,644	METROPOLITAN BANK & TRUST CO.	591,567	588,372
		591,567	588,372	0.12%

See accompanying notes to the financial statements.	81	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Poland:
18,994	EUROCASH S.A.	$282,013	299,837
		282,013	299,837	0.06%
Portugal:
20,567	EDP - ENERGIAS DE PORTUGAL S.A.	48,529	75,545
10,080	GALP ENERGIA SGPS S.A.	157,855	165,226
60,717	JERONIMO MARTINS SGPS S.A.	1,026,051	1,187,356
25,788	PORTUGAL TELECOM SGPS S.A. (REGISTERED)	118,941	112,106
		1,351,376	1,540,233	0.30%
Russia:
510	X5 RETAIL GROUP N.V. GDR (REGISTERED)(b)	8,769	8,553
14,020	X5 RETAIL GROUP N.V. GDR (REGISTERED) (LONDON EXCHANGE)(b)	251,496	235,115
		260,265	243,668	0.05%
Singapore:
31,000	ASCENDAS REAL ESTATE INVESTMENT TRUST	51,637	54,043
39,500	CAPITALAND LTD.	75,674	94,841
36,000	CAPITAMALL TRUST	34,133	54,344
11,000	CITY DEVELOPMENTS LTD.	71,096	83,680
32,000	COMFORTDELGRO CORP. LTD.	49,631	50,969
34,000	DBS GROUP HOLDINGS LTD.	221,626	460,716
144,289	FLEXTRONICS INTERNATIONAL LTD.(b)	917,737	1,121,126
22,000	FRASER AND NEAVE LTD.	7,411	61,017
44,000	FRASERS CENTREPOINT LTD.(b)	52,608	52,823
52,000	GENTING SINGAPORE PLC	65,403	61,603
130,000	GLOBAL LOGISTIC PROPERTIES LTD.	203,681	297,714
2,000	JARDINE CYCLE & CARRIAGE LTD.	60,253	56,975
28,000	KEPPEL CORP. LTD.	105,334	248,282
7,840	KEPPEL REIT	3,257	7,362
32,000	OVERSEA-CHINESE BANKING CORP. LTD.	256,224	258,647
17,000	SEMBCORP INDUSTRIES LTD.	31,827	73,957
22,000	SEMBCORP MARINE LTD.	32,803	77,578
12,000	SINGAPORE AIRLINES LTD.	70,334	98,990
31,000	SINGAPORE EXCHANGE LTD.	139,131	178,343
26,000	SINGAPORE PRESS HOLDINGS LTD.	44,166	84,884
21,000	SINGAPORE TECHNOLOGIES ENGINEERING LTD.	48,624	65,898
170,000	SINGAPORE TELECOMMUNICATIONS LTD.	324,551	493,047
24,000	UNITED OVERSEAS BANK LTD.	333,181	403,946
15,000	UOL GROUP LTD.	49,917	73,577
		3,250,239	4,514,362	0.88%
South Africa:
77,786	SHOPRITE HOLDINGS LTD.	1,596,359	1,216,101
		1,596,359	1,216,101	0.24%
South Korea:
5,245	BINGGRAE CO. LTD.	488,445	482,579
56,830	BS FINANCIAL GROUP, INC.	640,583	861,591
5,842	DAUM COMMUNICATIONS CORP.	446,130	464,991
50,050	DGB FINANCIAL GROUP, INC.	625,621	782,513
24,840	HALLA VISTEON CLIMATE CONTROL CORP.	529,036	912,067
5,874	HYUNDAI MIPO DOCKYARD	655,673	990,735
98,521	KGINICIS CO. LTD.	1,810,911	1,549,674
16,909	KIA MOTORS CORP.	794,562	898,844
6,353	KIWOOM SECURITIES CO. LTD.	349,706	304,000
6,820	KOREA INVESTMENT HOLDINGS CO. LTD.	241,658	263,662
903	SAMSUNG ELECTRONICS CO. LTD.	1,175,418	1,173,938
9,049	YOUNGONE HOLDINGS CO. LTD.	515,320	676,521
		8,273,063	9,361,115	1.83%
Spain:
7,845	ABERTIS INFRAESTRUCTURAS S.A.	108,145	174,297
1,260	ACCIONA S.A.	78,312	72,395
7,760	ACERINOX S.A.	95,129	98,716
5,299	AMADEUS IT HOLDING S.A., CLASS A	128,321	226,750
103,161	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	787,415	1,269,887
40,974	BANCO DE SABADELL S.A.	106,298	106,874
19,444	BANCO POPULAR ESPANOL S.A.(b)	75,512	117,295

See accompanying notes to the financial statements.	82	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Spain (Cont’d):
177,316	BANCO SANTANDER S.A.	$1,217,456	1,587,032
52,365	BANKIA S.A.(b)	84,436	88,896
27,341	CAIXABANK S.A.	92,783	142,478
1,388	CONSTRUCCIONES Y AUXILIAR DE FERROCARRILES S.A.	645,501	733,810
9,700	DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	47,567	86,738
7,427	ENAGAS S.A.	138,558	194,078
3,362	FERROVIAL S.A.	50,676	65,052
13,148	GAS NATURAL SDG S.A.	203,530	338,150
1,818	GRIFOLS S.A.	52,706	86,948
60,806	IBERDROLA S.A.	298,760	387,721
17,809	INDITEX S.A.	2,432,608	2,935,081
49,976	MAPFRE S.A.	136,153	214,025
21,941	MELIA HOTELS INTERNATIONAL S.A.	146,843	281,770
3,172	RED ELECTRICA CORP. S.A.	137,295	211,640
19,639	REPSOL S.A.	379,635	494,958
8,036	TECNICAS REUNIDAS S.A.	388,496	436,512
62,423	TELEFONICA S.A.	867,689	1,016,334
4,021	ZARDOYA OTIS S.A.	46,860	72,742
		8,746,684	11,440,179	2.24%
Sweden:
7,400	ASSA ABLOY AB, CLASS B	89,466	390,948
11,337	ATLAS COPCO AB, CLASS A	121,649	314,278
6,368	ATLAS COPCO AB, CLASS B	78,834	161,580
39,960	DUNI AB	351,554	517,218
8,524	ELECTROLUX AB, CLASS B	113,200	223,310
8,575	ELEKTA AB, CLASS B	104,728	131,121
1,682	GETINGE AB, CLASS B	51,718	57,532
15,793	HENNES & MAURITZ AB, CLASS B	349,564	727,300
3,700	HEXAGON AB, CLASS B	56,830	116,951
17,500	HUSQVARNA AB, CLASS B	64,201	105,351
10,000	INDUSTRIVARDEN AB, CLASS C	103,927	190,147
3,000	INVESTMENT AB KINNEVIK, CLASS B	51,225	138,949
11,800	INVESTOR AB, CLASS B	161,782	406,001
2,344	LUNDIN PETROLEUM AB(b)	54,274	45,700
1,045	MILLICOM INTERNATIONAL CELLULAR S.A. SDR	88,132	104,064
41,436	NORDEA BANK AB	232,747	558,227
13,730	ORIFLAME COSMETICS S.A. SDR	453,020	421,601
23,773	SANDVIK AB	201,678	335,240
15,868	SECURITAS AB, CLASS B	125,722	168,626
41,800	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	171,318	551,107
2,800	SKANSKA AB, CLASS B	23,703	57,203
5,793	SKF AB, CLASS B	143,420	151,944
5,400	SSAB AB, CLASS A	48,129	41,391
82,070	SVENSKA CELLULOSA AB S.C.A., CLASS B	1,673,266	2,526,468
11,896	SVENSKA HANDELSBANKEN AB, CLASS A	264,805	584,456
4,396	SWEDBANK AB, CLASS A	84,639	123,709
3,023	SWEDISH MATCH AB	101,559	97,150
5,078	TELE2 AB, CLASS B(b)	64,621	57,516
58,718	TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B	533,417	716,647
36,666	TELIASONERA AB	193,138	305,272
21,000	VOLVO AB, CLASS B	127,847	275,729
		6,284,113	10,602,736	2.07%
Switzerland:
44,424	ABB LTD. (REGISTERED)(b)	619,065	1,169,302
25,927	ACE LTD.	2,097,627	2,684,222
1,367	ACTELION LTD. (REGISTERED)(b)	52,159	115,468
18,606	ADECCO S.A. (REGISTERED)(b)	778,411	1,472,545
2,059	ARYZTA A.G.(b)	50,704	157,879
484	BALOISE HOLDING A.G. (REGISTERED)	26,452	61,636
93	BANQUE CANTONALE VAUDOISE (REGISTERED)	50,737	50,720
88	BARRY CALLEBAUT A.G. (REGISTERED)(b)	88,741	110,290
8,167	CIE FINANCIERE RICHEMONT S.A. (REGISTERED)	550,611	812,992
5,217	COCA-COLA HBC A.G. - CDI(b)	129,225	152,221
16,679	CREDIT SUISSE GROUP A.G. (REGISTERED)(b)	402,210	509,878
470	FORBO HOLDING A.G. (REGISTERED)(b)	307,691	401,480
1,115	GEBERIT A.G. (REGISTERED)(b)	110,661	338,106

See accompanying notes to the financial statements.	83	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Switzerland (Cont’d):
140	GIVAUDAN S.A. (REGISTERED)(b)	$76,496	199,944
189,200	GLENCORE XSTRATA PLC(b)	736,586	979,707
4,025	HOLCIM LTD. (REGISTERED)(b)	183,971	301,181
4,134	JULIUS BAER GROUP LTD.(b)	87,890	198,532
41	LINDT & SPRUENGLI A.G. (PARTICIPATION CERTIFICATE)	59,774	184,811
3	LINDT & SPRUENGLI A.G. (REGISTERED)	75,352	161,762
45,240	LOGITECH INTERNATIONAL S.A. (REGISTERED)	392,534	619,336
897	LONZA GROUP A.G. (REGISTERED)(b)	50,452	85,069
90,501	NESTLE S.A. (REGISTERED)	3,533,844	6,624,870
40,470	NOBEL BIOCARE HOLDING A.G. (REGISTERED)(b)	378,692	630,607
64,244	NOVARTIS A.G. (REGISTERED)	2,911,190	5,127,709
13,324	PANALPINA WELTTRANSPORT HOLDING A.G. (REGISTERED)	1,054,468	2,232,989
8,383	PARGESA HOLDING S.A. (BEARER)	532,821	675,677
13,103	ROCHE HOLDING A.G. (GENUSSCHEIN)	1,721,829	3,660,409
1,381	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	108,493	203,268
589	SCHINDLER HOLDING A.G. (REGISTERED)	68,597	86,892
1,129	SGS S.A. (REGISTERED)	2,343,604	2,597,061
77	SIKA A.G. (BEARER)	152,753	273,714
1,300	SONOVA HOLDING A.G. (REGISTERED)(b)	84,464	174,878
10,640	STMICROELECTRONICS N.V.(b)	55,625	85,483
635	SULZER A.G. (REGISTERED)	30,609	102,434
510	SWATCH GROUP (THE) A.G. (BEARER)	241,014	337,027
743	SWISS LIFE HOLDING A.G. (REGISTERED)(b)	101,194	154,255
884	SWISS PRIME SITE A.G. (REGISTERED)(b)	67,167	68,427
3,036	SWISS RE A.G.(b)	221,059	279,249
459	SWISSCOM A.G. (REGISTERED)	157,641	242,299
1,427	SYNGENTA A.G. (REGISTERED)	339,691	568,208
42,716	TE CONNECTIVITY LTD.	789,648	2,354,079
6,004	TRANSOCEAN LTD.	321,336	296,718
52,597	UBS A.G. (REGISTERED)(b)	836,383	997,636
4,176	WOLSELEY PLC	70,461	236,847
2,235	ZURICH INSURANCE GROUP A.G.(b)	358,327	647,663
		23,408,259	39,425,480	7.70%
Taiwan:
866,000	D-LINK CORP.	489,773	524,478
121,000	GIANT MANUFACTURING CO. LTD.	642,690	832,285
203,000	SIMPLO TECHNOLOGY CO. LTD.	1,102,093	899,089
163,991	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD. ADR(d)	2,525,827	2,860,003
129,000	TRIPOD TECHNOLOGY CORP.	311,363	231,134
		5,071,746	5,346,989	1.04%
Thailand:
891,900	LPN DEVELOPMENT PCL (REGISTERED)	532,733	420,708
		532,733	420,708	0.08%
Turkey:
48,142	AYGAZ A.S.	214,023	183,697
150,620	TEKNOSA IC VE DIS TICARET A.S.(b)	941,550	893,627
		1,155,573	1,077,324	0.21%
United Kingdom:
25,248	3I GROUP PLC	88,645	161,008
13,185	ABERDEEN ASSET MANAGEMENT PLC	49,918	109,168
94,043	ADMIRAL GROUP PLC	1,753,796	2,040,070
176,500	ADVANCED COMPUTER SOFTWARE GROUP PLC	271,168	304,697
111,580	AFRICAN MINERALS LTD.(b)	433,054	366,308
2,576	AGGREKO PLC	68,249	72,901
98,958	ALENT PLC	462,866	581,737
41,319	AMEC PLC	631,459	744,434
22,669	ANGLO AMERICAN PLC	440,589	495,511
4,811	ANTOFAGASTA PLC	33,978	65,646
20,183	AON PLC	965,373	1,693,152
20,590	ARM HOLDINGS PLC	287,778	374,715
32,055	ARM HOLDINGS PLC ADR(d)	914,776	1,754,691
371,786	ASHMORE GROUP PLC	2,265,059	2,470,640
18,990	ASOS PLC(b)	1,152,223	1,925,783

See accompanying notes to the financial statements.	84	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
6,198	ASSOCIATED BRITISH FOODS PLC	$187,447	250,944
39,235	ASTRAZENECA PLC	1,625,993	2,322,395
59,299	AVIVA PLC	212,664	441,588
5,239	BABCOCK INTERNATIONAL GROUP PLC	47,416	117,553
46,467	BAE SYSTEMS PLC	230,164	334,720
13,290	BALFOUR BEATTY PLC	50,926	63,140
261,595	BARCLAYS PLC	989,502	1,178,055
17,870	BELLWAY PLC	290,216	464,592
32,640	BERENDSEN PLC	296,386	506,180
61,258	BG GROUP PLC	967,887	1,316,186
39,133	BHP BILLITON PLC	853,977	1,211,155
33,540	BODYCOTE PLC	199,708	372,122
33,210	BOVIS HOMES GROUP PLC	277,387	436,103
347,971	BP PLC	2,336,179	2,812,254
30,844	BRITISH AMERICAN TOBACCO PLC	1,151,360	1,653,845
11,630	BRITISH LAND CO. PLC	61,579	121,137
17,175	BRITISH SKY BROADCASTING GROUP PLC	114,547	240,042
143,369	BT GROUP PLC	523,985	900,741
5,069	BUNZL PLC	39,524	121,713
8,202	BURBERRY GROUP PLC	40,549	205,905
16,980	CAPITA PLC	162,367	291,865
4,351	CARNIVAL PLC	131,345	180,198
28,688	CARPETRIGHT PLC(b)	266,601	238,955
92,189	CENTRICA PLC	340,421	530,800
24,375	CNH INDUSTRIAL N.V.(b)	141,398	277,818
28,496	COBHAM PLC	93,701	129,531
246,630	COMPASS GROUP PLC	1,493,434	3,953,379
2,950	CRODA INTERNATIONAL PLC	101,220	120,026
268,760	DEBENHAMS PLC	325,200	324,889
73,551	DIAGEO PLC	1,002,365	2,435,936
16,194	DIGNITY PLC	263,160	386,157
214,445	DIPLOMA PLC	1,683,663	2,396,994
120,605	DIRECT LINE INSURANCE GROUP PLC	380,018	498,491
95	DRAX GROUP PLC	545	1,259
21,685	G4S PLC	77,070	94,262
32,712	GKN PLC	101,683	202,215
91,912	GLAXOSMITHKLINE PLC	1,410,189	2,452,730
101,170	GREGGS PLC	781,008	721,227
17,505	HAMMERSON PLC	69,535	145,517
104,290	HOMESERVE PLC	364,770	475,440
335,233	HSBC HOLDINGS PLC	2,323,658	3,677,175
215,729	IG GROUP HOLDINGS PLC	1,570,032	2,200,576
2,830	IMI PLC	52,352	71,467
18,792	IMPERIAL TOBACCO GROUP PLC	441,174	727,553
11,958	INMARSAT PLC	92,794	149,702
1,818	INTERCONTINENTAL HOTELS GROUP PLC	52,081	60,602
32,745	INTERNATIONAL CONSOLIDATED AIRLINES GROUP S.A.(b)	90,834	217,984
2,722	INTERTEK GROUP PLC	108,909	141,896
6,025	INTU PROPERTIES PLC	23,472	30,919
9,701	INVENSYS PLC	29,800	81,687
11,111	INVESTEC PLC	66,959	80,515
371,759	ITE GROUP PLC	1,261,959	1,890,552
33,656	ITV PLC	61,907	108,121
29,306	J SAINSBURY PLC	141,007	177,132
3,841	JOHNSON MATTHEY PLC	85,088	208,625
78,050	JUST RETIREMENT GROUP PLC(b)	251,905	271,418
4,109	KAZAKHMYS PLC	17,504	14,874
42,914	KINGFISHER PLC	109,517	273,381
195,230	LAIRD PLC	683,216	896,163
15,511	LAND SECURITIES GROUP PLC	113,585	247,479
69,234	LEGAL & GENERAL GROUP PLC	173,141	255,321
1,838,938	LLOYDS BANKING GROUP PLC(b)	1,437,499	2,402,045
6,030	LONDON STOCK EXCHANGE GROUP PLC	69,795	173,047
449,800	MAN GROUP PLC	638,904	633,119
25,083	MARKS & SPENCER GROUP PLC	101,882	179,686
292,551	MEARS GROUP PLC	1,501,174	2,301,137

See accompanying notes to the financial statements.	85	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
13,587	MEGGITT PLC	$60,745	118,684
15,880	MELROSE INDUSTRIES PLC	52,258	80,388
12,869	MICHAEL PAGE INTERNATIONAL PLC	68,202	103,995
44,316	NATIONAL GRID PLC	363,900	578,274
3,200	NEXT PLC	86,367	288,798
96,618	OLD MUTUAL PLC	133,905	302,550
17,030	PEARSON PLC	231,527	378,173
6,290	PETROFAC LTD.	120,064	127,491
37,178	PRUDENTIAL PLC	537,409	824,970
144,275	QINETIQ GROUP PLC	254,479	518,439
815	RANDGOLD RESOURCES LTD.	51,657	51,150
12,630	RECKITT BENCKISER GROUP PLC	545,806	1,002,439
177,300	REED ELSEVIER PLC	1,380,652	2,639,463
24,403	RESOLUTION LTD.	95,067	143,052
12,090	REXAM PLC	57,565	106,208
20,518	RIO TINTO PLC	904,786	1,158,438
33,377	ROLLS-ROYCE HOLDINGS PLC(b)	486,190	704,701
340,670	ROYAL BANK OF SCOTLAND GROUP PLC(b)	1,953,131	1,907,332
15,612	SABMILLER PLC	708,109	801,692
20,657	SAGE GROUP (THE) PLC	74,323	138,093
19,754	SAVILLS PLC	90,564	211,317
10,277	SEGRO PLC	36,889	56,841
4,954	SEVERN TRENT PLC	76,220	139,871
18,823	SMITH & NEPHEW PLC	151,602	268,373
5,478	SMITHS GROUP PLC	80,025	134,255
16,949	SSE PLC	293,983	384,514
44,425	STANDARD CHARTERED PLC	726,163	1,000,492
48,103	STANDARD LIFE PLC	131,737	286,444
3,117	SUBSEA 7 S.A.	70,429	59,665
8,607	TATE & LYLE PLC	92,385	115,305
543,601	TESCO PLC	2,878,036	3,009,739
18,836	TULLOW OIL PLC	298,063	266,687
24,244	UNILEVER PLC	545,190	996,445
29,006	UNILEVER PLC ADR(d)	695,397	1,195,047
10,541	UNITED UTILITIES GROUP PLC	80,109	117,213
307,500	VECTURA GROUP PLC(b)	435,905	712,886
2,343	VEDANTA RESOURCES PLC	35,450	36,219
107,154	VESUVIUS PLC	510,453	904,952
1,221,485	VODAFONE GROUP PLC(b)	2,458,101	4,793,842
1,806	WEIR GROUP (THE) PLC	44,508	63,761
2,849	WHITBREAD PLC	65,613	176,965
8,111	WILLIAM HILL PLC	50,148	53,981
51,312	WM MORRISON SUPERMARKETS PLC	206,637	221,772
23,432	WPP PLC	141,019	535,471
		59,366,936	89,277,083	17.44%
United States:
4,095	APPLIED MATERIALS, INC.	70,904	72,440
32,627	ARCH CAPITAL GROUP LTD.(b)	623,608	1,947,506
24,880	AXIS CAPITAL HOLDINGS LTD.	938,631	1,183,542
9,091	BROOKFIELD OFFICE PROPERTIES, INC.	79,818	175,016
51,424	COCA-COLA ENTERPRISES, INC.	1,613,228	2,269,341
16,269	PERRIGO CO. PLC	2,039,864	2,496,683
16,410	STEINER LEISURE LTD.(b)	777,562	807,208
8,041	THOMSON REUTERS CORP.	206,631	304,078
		6,350,246	9,255,814	1.81%
	Sub-total Common Stocks:	341,125,803	487,465,904	95.23%
Master Limited Partnerships:
United States:
756	BROOKFIELD PROPERTY PARTNERS L.P.	15,940	15,116
53,789	LAZARD LTD., CLASS A	1,557,119	2,437,718
		1,573,059	2,452,834	0.48%
	Sub-total Master Limited Partnerships:	1,573,059	2,452,834	0.48%
Preferred Stocks:
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G.	49,612	129,920

See accompanying notes to the financial statements.	86	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Germany (Cont’d):
2,200	DRAEGERWERK A.G. & CO. KGAA	$284,294	287,279
1,792	HENKEL A.G. & CO. KGAA	151,997	207,846
3,478	PORSCHE AUTOMOBIL HOLDING S.E.	159,145	362,009
2,770	RWE A.G. (NON VOTING)	76,994	88,598
2,203	VOLKSWAGEN A.G.	491,404	618,711
		1,213,446	1,694,363	0.33%
South Korea:
124	SAMSUNG ELECTRONICS CO. LTD.	103,370	119,024
		103,370	119,024	0.02%
	Sub-total Preferred Stocks	1,316,816	1,813,387	0.35%
Rights:
Austria:
10,586	IMMOEAST A.G.(b)(c)	-	-
		-	-	0.00%
France:
2	GROUPE FNAC(b)	-	7
		-	7	0.00%
	Sub-total Rights	-	7	0.00%
Investment Companies:
United States:
18,600	ISHARES MSCI EAFE SMALL-CAP ETF	840,348	948,228
		840,348	948,228	0.19%
	Sub-total Investment Companies	840,348	948,228	0.19%
Short-Term Investments:
17,465,003	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 0.01%(e)	17,465,003	17,465,003
	Sub-total Short-Term Investments:	17,465,003	17,465,003	3.41%
	Grand total(f)	$362,321,029	510,145,363	99.66%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Currently non-income producing assets.
(c)	Security has been deemed worthless and is a Level 3 investment.
(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.40% of net assets as of December 31, 2013.
(e)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2012, the value of the Clearwater International Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was approximately $33,524,860 with net sales of approximately $16,059,857 during the fiscal year ended December 31, 2013.

(f)

At December 31, 2013, the cost for Federal income tax purposes was $364,707,729. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$151,595,178
Gross unrealized depreciation	(6,157,544)
Net unrealized appreciation	$145,437,634

See accompanying notes to the financial statements.	87	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2013

At December 31, 2013, the industry sectors for the Clearwater International Fund were:

Industry Sector	Percent of Long-Term Investments
Consumer Discretionary	17.56%
Consumer Staples	10.75
Energy	6.12
Financials	21.38
Health Care	9.43
Industrials	15.38
Information Technology	9.39
Materials	5.00
Telecommunication Services	3.19
Utilities	1.80
100.00%

At December 31, 2013, the Clearwater International Fund’s investments were denominated in the following currencies:

Concentration by Currency	Percent of Long-Term Investments
Euro	21.40%
British Pound	18.36
Japanese Yen	14.34
United States Dollar	10.94
Hong Kong Dollar	7.13
Canadian Dollar	6.51
Swiss Franc	6.50
Australian Dollar	5.87
All other currencies less than 5%	8.95
100.00%

At December 31, 2013, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:

Contracts To Deliver Currency	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Gains (Losses)	Counterparty
United States Dollar	5,618	Japanese Yen	590,196	1/8/14	$(13)	HSBC Bank
Japanese Yen	349,352,205	United States Dollar	3,560,078	2/14/14	241,982	Northern Trust
Japanese Yen	17,973,947	United States Dollar	183,007	2/14/14	12,293	Northern Trust
Japanese Yen	13,059,935	United States Dollar	132,587	2/14/14	8,546	Northern Trust
Japanese Yen	16,562,814	United States Dollar	165,232	2/14/14	7,921	Northern Trust
United States Dollar	235,795	Japanese Yen	23,226,236	2/14/14	(15,195)	Northern Trust
					$255,534

See accompanying notes to the financial statements.	88	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater International Fund
December 31, 2013

See accompanying notes to the financial statements.	89

Item 2. Code of Ethics

As of December 31, 2013, the Board of Trustees of Clearwater Investment Trust (the “Trust”) has adopted a code of ethics that applies to the Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer. For the fiscal year ended December 31, 2013, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

The Board of Trustees of the Trust consists of seven members, four of whom are Independent Trustees as defined by the Investment Company Act of 1940. The Board of Trustees does not include an “audit committee financial expert” as defined by Section 407 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. Given the restrictive nature of the definition of an “audit committee financial expert”, the Board of Trustees have determined that no current member of the Board of Trustees of the Trust qualifies as an “audit committee financial expert”.Furthermore, the Board of Trustees has determined that given the nature of investment company financial statements in general and the investment policies of the Trust’s fund offerings in particular that the independent trustees possess the necessary skills and experience to perform the functions of the audit committee.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees	2013 = $81,900	2012 = $80,300

(b)	Audit-Related Fees	2013 = $0	2012 = $0

(c)	Tax Fees	2013 = $21,100	2012 = $20,700

(d)	All Other Fees	2013 = $65,100*	2012 = $79,500*

*Amount relates to audit services for Clearwater Management Company and its affiliates

(e)

1.

The Independent Trustees have not adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X, as they require that all such proposed services be approved by them in advance.

	2.	No services were pre-approved by the Independent Trustees pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Related Fees Provided to the Trust or to the Trust’s Investment Adviser.

	2013 = $0	2012 = $0

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

The Audit Committee includes the four members of the Board of Trustees who have been deemed independent. The Audit Committee has adopted a charter.

Item 6. Investments

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company)

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures

(a)

The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There have been no significant changes in the Trust’s internal controls over financial reporting since the filing of the last report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	No written solicitations to purchase securities were sent or delivered during the period covered by this report by or on behalf of the Trust.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer) and
Treasurer (Principal Financial Officer)

Date: March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer)

Date: March 6, 2014

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
Treasurer (Principal Financial Officer)

Date: March 6, 2014